As filed with the Securities and Exchange Commission
                        on October 7, 1997

                                     Securities Act File No. 333-
                             Investment Company Act File No. 811-8284
=====================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                         ---------------

                             FORM N-2
[X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]                PRE-EFFECTIVE AMENDMENT NO.
[ ]               POST-EFFECTIVE AMENDMENT NO.
                              AND/OR
                 REGISTRATION STATEMENT UNDER THE
[X]               INVESTMENT COMPANY ACT OF 1940
[X]                       AMENDMENT NO. 3

                         ---------------

                 JARDINE FLEMING INDIA FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

                         ---------------

                   1285 Avenue of the Americas
                     New York, New York 10019
             (Address of Principal Executive Offices)
                  Registrant's Telephone Number,
               including Area Code: (212) 713-2848

                         ---------------

                        Brian S. Shlissel
             Mitchell Hutchins Asset Management Inc.
                   1285 Avenue of the Americas
                     New York, New York 10019
             (Name and Address of Agent for Service)

                            Copies to:
  Christopher E. Austin, Esq.           Thomas A. Hale, Esq.
     Cleary, Gottlieb,            Skadden, Arps, Slate, Meagher
     Steen & Hamilton                    & Flom (Illinois)
56th Floor, Bank of China Tower        333 West Wacker Drive
      One Garden Road                 Chicago, Illinois 60606
         Hong Kong

                         ---------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                         ---------------

 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================
                                    Proposed
                                    Maximum   Proposed
Title of                            Offering  Maximum
Securities          Amount          Price     Aggregate  Amount of
Being               Being           Per       Offering   Registration
Registered          Registered      Share(1)  Price(1)   Fee(1)
---------------------------------------------------------------------
Common Stock,
par value
$0.001 per share... 100,000 shares   $9.00    $900,000    $272.73
=====================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) based on the average of the high and low price for the Company's Common
    Stock reported on the New York Stock Exchange consolidated reporting system on October 1, 1997.

                         ---------------

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

=====================================================================

                 JARDINE FLEMING INDIA FUND, INC.

                             Form N-2
                      CROSS-REFERENCE SHEET
                     Pursuant to Rule 481(a)

     Item Number, Form N-2               Location in Prospectus
     ---------------------               ----------------------

Part A -- Information Required in a Prospectus

 1.  Outside Front Cover.............    Outside Front Cover Page
 2.  Inside Front and Outside
       Back Cover Page...............    Outside Front Cover Page;
                                           Inside Front Cover Page;
                                           Outside Back Cover Page
 3.  Fee Table and Synopsis..........    Fund Expenses
 4.  Financial Highlights............    Financial Highlights
 5.  Plan of Distribution............    Cover Page; Distribution
                                           Arrangements; The Offer
 6.  Selling Shareholders............    Not Applicable
 7.  Use of Proceeds.................    The Offer; Use of Proceeds;
                                           Investment Objective
                                           and Policies
 8.  General Description of
       the Registrant................    Outside Front Cover Page;
                                           Market and Net Asset
                                           Value Information; The
                                           Offer; The Fund; Risk
                                           Factors and Special
                                           Considerations; Investment
                                           Objective and Policies;
                                           Investment Restrictions;
                                           Common Stock
 9.  Management......................    Management of the Fund;
                                           Custodian and Transfer
                                           and Dividend-Paying Agent;
                                           Common Stock
10.  Capital Stock, Long-Term
       Debt and Other
       Securities....................    Common Stock; Dividends and
                                           Distributions; Dividend
                                           Reinvestment Plan;
                                           Taxation
11.  Defaults and Arrears
       on Senior Securities..........    Not Applicable
12.  Legal Proceedings...............    Not Applicable
13.  Table of Contents of
       the Statement of
       Additional Information........    Table of Contents of the
                                           Statement of Additional
                                           Information

Part B -- Information Required in a Statement of Additional
          Information

14.  Cover Page......................     Cover Page
15.  Table of Contents...............     Table of Contents
16.  General Information
       and History...................     Not Applicable
17.  Investment Objective
       and Policies..................     Investment Objective and
                                            Policies; Investment
                                            Restrictions
18.  Management......................     Management of the Fund
19.  Control Persons and
       Principal Holders of
       Securities....................     Management of the Fund
20.  Investment Advisory
       and Other Services............     Management of the Fund
                                            (in Part A and Part B);
                                            Custodians and Transfer
                                            and Dividend-Paying
                                            Agent (in Part A);
                                            Experts (in Part A)
21.  Brokerage Allocation
       and Other Practices...........     Portfolio Transactions and
                                            Brokerage
22.  Tax Status......................     Taxation
23.  Financial Statements............     Financial Statements

Part C -- Other Information

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

         SUBJECT TO COMPLETION, DATED OCTOBER      , 1997
             [LOGO]Jardine Fleming India Fund, Inc.
                      Shares of Common Stock
                    Issuable Upon Exercise of
               Rights to Subscribe for Such Shares

                         ---------------

    Jardine Fleming India Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the
close of business on         , 1997 (the "Record Date")
non-transferable rights ("Rights") entitling Record Date
Shareholders to subscribe for an aggregate of      shares of the
Fund's Common Stock ("Shares") at the rate of one Share for each
      Rights held (the "Offer"). Record Date Shareholders who fully exercise their Rights will be entitled to subscribe for additional Shares pursuant to the Over-Subscription Privilege as described herein. The Fund may increase the number of Shares
subject to subscription by up to    % of the Shares or    Shares,
for an aggregate of     Shares. Fractional Shares will not be
issued upon the exercise of Rights. The Rights are
non-transferable and will not be admitted for trading on the New
York Stock Exchange (the "NYSE") or any other exchange and, accordingly, may not be purchased or sold. See "The Offer." THE
SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE     %
OF THE LOWER OF (i) THE AVERAGE OF THE LAST REPORTED SALES
PRICES OF A SHARE ON THE NYSE ON THE EXPIRATION DATE OF THE OFFER (THE "PRICING DATE") AND ON THE FOUR PRECEDING BUSINESS DAYS AND
(ii) THE NET ASSET VALUE PER SHARE AS OF THE CLOSE OF BUSINESS ON
THE PRICING DATE.

    The Fund announced the Offer after the close of trading on the NYSE on October 7, 1997. The Fund's Shares trade on the NYSE under the symbol "JFI." Shares issued upon the exercise of Rights and the Over-Subscription Privilege are expected to be listed for trading on the NYSE. The net asset value per Share at the close of business on October 2, 1997 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement
of the Offer) and     , 1997 (the last trading date on which the Fund
publicly reported its net asset value prior to the Record Date of
the Offer) was $9.46 and $    , respectively, and the last reported
sales price of a share of the Fund's Shares on the NYSE on October 2,
1997 and     , 1997 was $9.13 and $      , respectively. ALTHOUGH THE
BOARD OF DIRECTORS HAS APPROVED THE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF A REGISTRATION STATEMENT RELATING TO THE OFFER, THE BOARD OF DIRECTORS HAS NOT GIVEN ITS FINAL APPROVAL TO
THE MAKING OF THE OFFER. THERE CAN BE NO ASSURANCE THAT THE FUND
WILL MAKE THE OFFER ON THE TERMS DESCRIBED IN THIS PROSPECTUS OR
ON ANY OTHER TERMS.

        THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME,
ON           , 1997 UNLESS EXTENDED AS DESCRIBED  HEREIN (THE
"EXPIRATION DATE").

    The Fund is a non-diversified, closed-end management investment company that seeks long-term capital appreciation by investing substantially all of its assets in equity securities of Indian companies (as defined herein). Under normal market conditions, the Fund invests at least 65% of its assets in such Indian equity securities, and assets of the Fund not invested in Indian equity securities are invested, subject to certain limitations, in high-quality debt obligations, Indian debt securities and equity securities of Region companies (in each case as defined herein). See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved.

     INVESTMENT IN INDIA INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH INVESTMENTS IN THE UNITED STATES. IN ADDITION, A NUMBER OF THE SECURITIES IN WHICH THE FUND MAY INVEST MAY BE ILLIQUID. AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED SPECULATIVE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before
investing and should be read and retained for future reference. A
Statement of Additional Information dated         , 1997 (the "SAI"),
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the
SAI, the table of contents of which appears on page      of this
Prospectus, may be obtained without charge by calling      at      .

                         ---------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
  THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
     COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
          PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                      IS A CRIMINAL OFFENSE.

=========================================================================
                     Estimated                        Estimated
                     Subscription    Estimated        Proceeds to
                     Price(1)        Sales Load(1)    Fund(3)(4)
-------------------------------------------------------------------------
Per Share..........  $               $                $
-------------------------------------------------------------------------
Total Maximum(5)...  $               $                $
=========================================================================
                                        (Footnotes on the following page)

                         ---------------

                     PaineWebber Incorporated

                         ---------------

              The date of this Prospectus is , 1997

(Continued from the previous page)

      Because the Subscription Price per Share will be less than the net asset value per Share and because the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets, the Offer will result in a dilution of the aggregate net asset value of the Shares owned by Record Date Shareholders, which will disproportionately affect Record Date Shareholders who do not exercise their Rights. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if the Offer had not been made. Although it is not possible to determine currently the amount of such dilution because it is not known how many Shares will be subscribed for or what the Subscription Price will be, such dilution could be substantial. See "The Offer -- Dilution and Effect of Non-Participation in the Offer." Except as described herein, Record Date Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

    Jardine Fleming International Management Inc. acts as investment adviser to the Fund (the "Investment Adviser"). See
"Management of the Fund." The address of the Fund is 1285 Avenue of the Americas, New York, New York 10019, and the Fund's telephone number is (212) 713-2848.

                      --------------------

(Footnotes from the previous page)

(1) Estimated on the basis of   % of the Fund's net asset value per
    Share on        ,  1997.  See  "The  Offer--  Subscription Price."

(2) In connection with the Offer, PaineWebber Incorporated (the "Dealer Manager") and other broker-dealers soliciting the
    exercise of Rights will receive soliciting fees equal to     %
    of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for marketing and financial advisory services in
    connection with the Offer equal to      % of the aggregate
    Subscription Price for the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. In addition, the Fund and the Investment Adviser has agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(3) Before deduction of offering expenses to be incurred by the Fund
    estimated  at $       , including $        payable  to  the
    Dealer Manager as partial reimbursement of its expenses.

(4) Funds received by check or money order prior to the final due date of the Offer will be deposited into a segregated
    interest-bearing account at       (the interest on which will be
    paid to the Fund) pending proration and distribution of the Shares.

(5) Assumes all       Rights are exercised at the Estimated
    Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may at the discretion of the Board of Directors increase
    the number of Shares subject to subscription by up to      % of
    the Shares offered in the Primary Subscription (defined below). If the Fund increases the number of Shares subject to subscription
    by      %, the total maximum Estimated Subscription Price,
    Estimated Sales Load and Estimated Proceeds to Fund will be
    $     , $           and $         , respectively.

                      --------------------

    Unless otherwise specified herein, all references to "U.S.
dollars," "dollars," "US$" and "$" are to United States dollars;
all references to "Rupees" and "Rs" are to Indian Rupees, which is the legal tender currency of India.

    This Prospectus includes translations of certain amounts from Rupees into U.S. dollars solely for the convenience of the reader. Except for U.S. dollar equivalent information for information in Rupees appearing in Appendix A, such U.S. dollar information for a period is based upon the interbank exchange rate on the last day of the period, as published in the Economic Times, and U.S. dollar equivalent information for information in Rupees as of a date is based on the interbank exchange rate on such date. All U.S. dollar information appearing in Appendix A was contained in the publications or published by the organizations referred to therein.

    On       , 1997, the noon buying rate for Rupees, as certified
for customs purposes by the Federal Reserve Bank of New York, was
US$1.00 = Rs       . No representation is made that the currency
amounts shown in this Prospectus could have been or could be converted into U.S. dollars at any particular rate or at all. See "Risk Factors and Special Considerations -- Currency Devaluations and Fluctuations."

    References in this Prospectus to "fiscal years" (i.e., fiscal year 1995-96) are to fiscal years used by the government of India for budget and certain statistical purposes, and includes a period that begins on April 1 of one year and ends on March 31 of the following year.

    In Indian terminology, a lakh is a unit of one hundred thousand, and a crore is a unit of ten million.

    Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totalling precisely.

                          FUND EXPENSES

Shareholder Transaction Expenses
  Sales Load (as a percentage of Subscription
  Price per Share)(1)(2)........................           %
  Dividend Reinvestment Plan Fees...............         none(3)
Annual Expenses (as a percentage of net assets
  attributable to Common Stock)(4)
  Management Fees...............................           %
  Interest Payments on Borrowed Funds...........           %
  Other Expenses(2).............................           %
    Administration Fees.................      %
    Other Operating Expenses............      %
                                                       -----
  Total Annual Expenses.........................           %
                                                       =====
----------

(1) The Dealer Manager and the other broker-dealers soliciting the exercise of Rights will receive soliciting fees payable
    by the Fund equal to     % of the Subscription Price per Share
    for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for marketing and financial
    advisory services in connection with the Offer equal to    %
    of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. These fees will be borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their Rights.

(2) Does not include expenses to be incurred by the Fund in connection
    with the Offer, estimated at $      , including $
    payable to the Dealer Manager as partial reimbursement of its expenses.

(3) There is no charge to participants for reinvesting dividends or net capital gains distributions. However, each participant in the plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases of Fund Shares under the Plan.

(4) "Management Fees" and "Administration Fees" are calculated on
    the basis of the Fund's net assets on     , 1997 and assume the
    Offer (including an additional     % of the Shares offered in
    the Primary Subscription that may be made available to satisfy over-subscription requests) is fully subscribed, and that the average net assets of the Fund do not increase or decrease thereafter. "Administration Fees" include fees of the Administrator only; other administrative fees are included in "Other Expenses." "Other Expenses" have been estimated based on the current fiscal year.

    The foregoing table is intended to assist Fund investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund -- The Investment Advisory Agreement," " -- Administrator" and " -- Expenses" in this Prospectus and "Portfolio Transactions and Brokerage" in the SAI.

Example:

    The following example demonstrates the projected dollar
amount of total cumulative expense that an investor would incur over various periods with respect to a hypothetical investment of $1,000 in the Fund assuming (i) a 5% annual return, (ii) reinvestment of all dividends and other distributions at net
asset value and (iii) payment of a      % Sales Load on the entire
$1,000 investment.

        Cumulative Expenses Paid for the Period of:

        One Year    Three Years     Five Years     Ten Years
        --------    -----------     ----------     ---------
        $            $               $              $

    This example assumes that the Fund pays operating expenses at the levels set forth under Annual Expenses in the years shown, except as to Ten Years, which reflects the completion of organizational expenses amortization. The above tables and the assumption in the example of a 5% annual return and reinvestment of dividends at net asset value are required by regulations of the Securities and Exchange Commission applicable to all closed-end investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. In addition, although the example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares of the Common Stock obtained by the Plan Agent at or based on the market price in effect at that time, which may be at, above or below net asset value.

    This example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

                       FINANCIAL HIGHLIGHTS

    The table below sets forth selected financial data for a share of Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights presented below have been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report thereon was unqualified. The following information should be read in conjunction with the Financial Statements of the Fund, the notes thereto and the report of Price Waterhouse LLP thereon included in the SAI, which is available from the Information Agent without charge upon request.

                                                                  For the
                         For the                                  Period
                         Six Months                               March 3,
                         Ended        For the       For the       1994(1)
                         May 31,      Year Ended    Year Ended    through
                         1997         November 30,  November 30,  November 30,
                         (unaudited)  1996          1995          1994
                         -----------  ------------  ------------  ------------
PER-SHARE
 OPERATING PERFORMANCE
Net asset value:
 Beginning of period.... $   6.82     $  7.74       $ 15.41       $ 13.95(2)
 Offering costs charged
 additional paid-up
 capital................       --          --            --         (0.10)
                          -------     -------       -------       -------
                             6.82        7.74         15.41         13.85
                          -------     -------       -------       -------
Net investment loss.....    (0.10)      (0.14)        (0.16)        (0.08)
Net realized and
unrealized gain (loss)
on investments and
other assets and
liabilities
denominated in
foreign currency........     2.42       (0.78)        (7.32)         1.64
                          -------     -------       -------       -------
Total from investment
operations..............     2.32       (0.92)        (7.48)         1.56
                          -------     -------       -------       -------
Less distributions to
shareholders:
 From net realized
 gain on investments....       --          --         (0.12)           --
 In excess of net
 realized gain on
 investments............       --          --         (0.07)           --
                          -------     -------       -------       -------
Total distributions
to shareholders.........       --          --         (0.19)           --
                          -------     -------       -------       -------
Net asset value,
end of period...........     9.14        6.82          7.74         15.41
                          =======     =======       =======       =======
Market price,
end of period...........     8.75       6.375          9.00         13.75
                          =======     =======       =======       =======
Total investment
return based on:(3)(4)
 Net asset value........    34.02%     (11.89)%      (48.96)%       11.26%
 Market price...........    37.25%     (29.17)%      (33.48)%       (1.43)%

RATIOS/SUPPLEMENTAL
DATA
Net assets, end
of period
(000 omitted)...........  $103,307    $77,123       $87,479       174,285
Ratio of expenses
to average net
assets..................      2.67%(5)   3.28%         2.90%         2.29%(5)
Ratio of expenses
to average net
assets, excluding
interest expense........      2.28%(5)   2.83%         2.35%           --
Ratio of net
investment loss to
average net assets......     (2.39)%(5) (1.55)%       (1.38)%       (0.75)%
Portfolio turnover
rate....................        18%        81%           49%           32%
Average commission
rate paid per
share of common
stock investments
purchased/sold(6)......   $ 0.0291    $0.0297            --            --
                          -------     -------       -------       -------

----------
(Footnotes on the following page)

(1) Commencement of operations.

(2) Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.

(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4) Total investment return for a period of less than one year is not annualized.

(5) Annualized.

(6) Disclosure effective for fiscal years beginning on or after September 1, 1995.

                            THE OFFER

Purpose of the Offer

    The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment in order to put the Fund in a better position to take advantage of investment opportunities in India, consistent with the Fund's investment objective of long-term capital appreciation. The Investment Adviser has informed the Board of Directors of its belief that attractive investment opportunities may develop in the Indian equities market in the near future based on the current level of market valuations, particularly relative to earnings growth forecasts. As a result, the Investment Adviser believes that increasing the Fund's investments in Indian securities has the potential to improve the overall return to the Fund from its investment portfolio.

    The Fund is fully invested in Indian equity securities and equity securities of Region companies. However, the Investment Adviser believes it inadvisable to sell a portion of the Fund's current holdings in order to seek to take advantage of other investment opportunities because it believes such holdings have strong investment merit. The Investment Adviser therefore believes that raising new capital is the preferred alternative and is in the best interests of the Fund's shareholders.

    In reaching its decision, the Board of Directors also took into account that a well-subscribed rights offering may marginally reduce the Fund's expense ratio (although the Offer would increase the absolute amount of fees payable by the Fund), which would be of long-term benefit to shareholders, and could increase liquidity for trading of the Fund's Shares on the NYSE, although no assurance can be given that either of these results will be achieved. Furthermore, the Board of Directors considered that the Offer would provide existing shareholders the opportunity to purchase additional Shares at a price below both market value and net asset value.

    The Board of Directors considered specifically the proposed terms of the Offer, including the effect of dilution on shareholders of the Fund, especially those who do not participate in the Offer, and the expenses of the Offer to the Fund, which will indirectly be borne by its shareholders. However, based primarily on the factors noted above, the Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund's shareholders.

    The Board of Directors approved the general terms of the Offer and the filing with the Securities and Exchange Commission of a registration statement relating to the Offer at a meeting held on September 16, 1997. The Offer remains subject to the final approval of the Fund's Board of Directors, and there can be no assurance that the Fund will make the Offer on the terms described in this Prospectus or on any other terms. One of the Fund's five directors who voted to authorize the Offer is an "interested person" of the Fund within the meaning of the Investment Company Act. This Director could benefit indirectly from the Offer because of his affiliation with the Investment Adviser. The other four directors are not "interested persons" of the Fund. See "Management of the Fund."

    Each of the Investment Adviser, the Administrator and PaineWebber Incorporated (in addition to in its capacity as
Dealer Manager) will benefit from the Offer because they will be paid higher fees, which are based on the net assets of the Fund.
It is not possible to state precisely the amount of the
additional compensation these entities will receive as a result of the Offer because it is not known how many Shares will be purchased, or the actual Subscription Price, and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming that
all Shares are subscribed for (including the additional      % of
the Shares offered in the Primary Subscription that may be available pursuant to the Over-Subscription Privilege) and that the Fund receives the maximum proceeds of the Offer on the basis
of the Estimated Subscription Price of $      per Share, the annual
compensation payable to each of the Investment Adviser, the Administrator and PaineWebber Incorporated (other than in its
capacity as Dealer Manager) would increase by approximately $     ,
$      and $      , respectively. See "Management of the Fund."

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act").

Terms of the Offer

    The Fund is issuing to Shareholders of record ("Record Date
Shareholders") as of the close of business on      , 1997 (the
"Record Date") of its common stock, par value $0.001 per share
(the "Common Stock"), non-transferable rights ("Rights") to
subscribe for an aggregate of      shares of the Fund's Common Stock
(the "Shares") (      Shares if the Fund increases the number of
Shares available pursuant to the Offer by up to    % in connection
with the Over-Subscription Privilege as described below). Each
Record Date Shareholder is being issued one non-transferable
Right for each whole share of Common Stock owned on the Record
Date. The Rights entitle Record Date Shareholders to acquire at
the Subscription Price one Share for each     Rights held (1 for   ).
Fractional Shares will not be issued upon the exercise of
Rights. Record Date Shareholders who receive or have remaining
fewer than     Rights will not be able to purchase a Share upon the
exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such Record Date Shareholders may request additional Shares pursuant to the Over-Subscription Privilege. Rights may be exercised at any time during the
subscription period, which commences on    , 1997 and ends at 5:00
p.m., New York time, on    , 1997, unless extended by the Fund until
5:00 p.m., New York time, on a date not later than    , 1997 (the
"Subscription Period"). A Record Date Shareholder's right to acquire during the Subscription Period at the Subscription Price
one Share for every     Rights held is referred to herein as the
"Primary Subscription." The Rights are evidenced by subscription certificates ("Subscription Certificates"), which will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions." The Fund does not currently anticipate that it will declare any dividend for the year ended November 30, 1997 prior to the issuance of additional Shares pursuant to the Offer.

    Record Date Shareholders who fully exercise all Rights issued to them pursuant to the Primary Subscription may subscribe for additional Shares pursuant to the Over-Subscription Privilege. Shares not subscribed for pursuant to the Primary Subscription will be made available for subscription. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as more fully discussed below in "-- Over-Subscription Privilege." For the purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares are held of record by Cede & Co., Inc. ("Cede"), the nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

    Record Date Shareholders will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a Notice of Guaranteed Delivery or a check, except as described below under "-- Notice of Net Asset Value Decline."

Over-Subscription Privilege

    To the extent Record Date Shareholders do not exercise all Rights issued to them pursuant to the Primary Subscription, any underlying Shares represented by such unexercised Rights will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all the Rights issued to them pursuant to the Primary Subscription. Such Record Date Shareholders may indicate on the Subscription Certificate the number of additional Shares they desire to subscribe for pursuant to the Over-Subscription Privilege; there is no limit to the number of such Shares that Record Date Shareholders may request. If sufficient Shares are available as a result of unexercised Rights in the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue up to an
additional     % of the Shares available pursuant to the Primary
Subscription (up to     Shares) in order to cover such
over-subscription requests. Regardless of whether the Fund issues any such additional Shares, to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those Record Date Shareholders who over-subscribe based on the number of shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed on a pro rata basis.

    Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

    The Fund will not offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

Subscription Price

    The subscription price per Share (the "Subscription Price")
for the Shares to be issued pursuant to the Offer will be    % of
the lower of (i) the average of the last reported sales prices of a share of the Common Stock on the NYSE on the expiration date of the Offer (the "Pricing Date") and the four preceding business days and (ii) the net asset value per share as of the close of business on the Pricing Date. For example, if the average of the last reported sales prices on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund's Common
Stock is $    , and the net asset value per share on the Pricing
Date is $    , the Subscription Price will be $    (   % of $   ).
If, however, the average of the last reported sales prices on the NYSE on the Pricing Date and the four preceding business days is
$    , and the net asset value per share on the Pricing Date is
$   , the Subscription Price will be $    (    % of $    ).

    The Fund announced the Offer after the close of trading on the NYSE on October 7, 1997. The net asset value per share of Common Stock at the close of business on October 2, 1997 (the last trading date on which the Fund calculated its net asset value per
share prior to the announcement) and    , 1997 (the last trading
date on which the Fund calculated its net asset value prior to
the date of this Prospectus) was $9.46 and $    , respectively, and
the last reported sales price of a share of the Fund's Common
Stock on the NYSE on each of these dates was $9.13 and $    ,
respectively. The Common Stock traded at a discount to net asset value of 3.49% on October 2, 1997 and at a premium to net asset
value of    % on    , 1997.

Non-Transferability of Rights

    The Rights are non-transferable and, accordingly, may not be purchased or sold. The Rights will not be listed for trading on the NYSE or any other exchange. However, the Shares to be issued upon the exercise of the Rights will be listed for trading on the NYSE, subject to notice of official issuance. Rights are offered to Record Date Shareholders, which term, for purposes of the Offer, includes (i) the person or persons who are the owners, co-owners and beneficiaries of the account(s) in which the Shares are held (collectively, the "Designated Persons") and (ii) any account (including a trust, Individual Retirement Account, qualified plan account or other similar arrangement) of which any Designated Person is directly or indirectly an owner, a co-owner or beneficiary.

Expiration of the Offer

    The Offer will expire at 5:00 p.m., New York time, on     , 1997,
unless extended by the Fund until 5:00 p.m., New York time, to a date not later than , 1997 (such expiration date, as it may be so extended, the "Expiration Date"). Any extension of the Offer will be followed as promptly as practicable (but no later than 9:00 a.m., New York time, on the next business day following the previously scheduled Expiration Date) by announcement thereof. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate. Information about any extension also may be obtained from the Information Agent.

    The Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares.

Notice of Net Asset Value Decline

    The Fund has, pursuant to the U.S. Securities and Exchange Commission's regulatory requirements, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Fund will notify Record Date Shareholders of any such decline and thereby permit them to cancel their exercise of Rights in such event.

Subscription Agent

    The subscription agent is     (the "Subscription Agent"), which
will receive for its administrative processing, invoicing and other services as subscription agent, a fee estimated to be $
plus reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's dividend disbursing agent, transfer agent and registrar. Inquiries regarding the Subscription Certificates should be directed to the
Subscription Agent (toll free at (800)-     ); shareholders may
also consult their brokers or nominees.

    Completed Subscription Certificates, together with payment of the Estimated Subscription Price, should be sent to the Subscription Agent by one of the methods described below. Notices of Guaranteed Delivery may also be sent by facsimile, with the original Notice of Guaranteed Delivery to be sent promptly thereafter by one of the methods described below, to be received by the Subscription Agent prior to 5:00 P.M., New York time, on the Expiration Date. Facsimiles should be confirmed by telephone
to      . The Fund will accept only Subscription Certificates or
Notices of Guaranteed Delivery (see " -- Exercise of Rights and Payment for Shares" below) actually received by either method described below, prior to 5:00 P.M., New York time, on the Expiration Date.

(1) BY HAND, FIRST CLASS MAIL,     (2) BY FACSIMILE:
    EXPRESS MAIL OR                    (Notice of Guaranteed
    OVERNIGHT COURIER:                 Delivery Only)

    DELIVERY TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE WILL NOT
CONSTITUTE VALID DELIVERY.

Information Agent

    Any questions or requests for assistance may be directed
to      (the "Information Agent") at its telephone number and
address listed below:

    Shareholders may also contact their brokers or nominees for information with respect to the Offer.

    The Information Agent will receive a fee estimated to be
$    plus   reimbursement  for all  out-of-pocket  expenses related
to the Offer.

Method for Exercising Rights

    Rights are evidenced by subscription certificates (the "Subscription Certificates") which will be mailed to Record Date Shareholders or, if a Record Date Shareholder's shares are held by Cede or any other depository or nominee on its behalf, to Cede or such depository or nominee, except as discussed below under "-- Foreign Restrictions." Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Estimated Subscription Price. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery. A fee may be charged for this service. Fractional shares will not be issued and shareholders who receive or who have remaining fewer than three Rights will not be able to purchase a Share upon the exercise of such remaining Rights and will not be entitled to receive any cash in lieu thereof. Such shareholders may, however, request additional Shares pursuant to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New
York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").

    Shareholders Who Are Registered Record Shareholders. Record Date Shareholders who are registered record shareholders can choose between either option set forth below under "Payment for Shares". If time is of the essence, option (2) below will permit delivery of the Subscription Certificate and payment for the Shares after the Expiration Date. If a Record Date Shareholder who is a registered record shareholder chooses option (2) below, an additional fee may be charged for this service.

    Shareholders Whose Shares Are Held by a Nominee. Record Date Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the Record Date Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

    Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

Payment for Shares

    Record Date Shareholders may exercise their Rights and pay for Shares for which they have subscribed pursuant to the Primary
Subscription or the Over-Subscription Privilege in one of the following ways:

    (1) Deliver Exercise Instructions and Payment to Subscription
        Agent by  Expiration Date:

        (a) Registered Record Date Shareholders may deliver to
    the Subscription Agent (i) a complete and executed
    Subscription Certificate indicating the number of Rights they have been issued and the number of Shares for which they are subscribing pursuant to the Primary Subscription, as well as the number of any additional Shares for which they wish to subscribe pursuant to the Over-Subscription Privilege, and
    (ii) payment for all such ordered Shares based on the
    Estimated Subscription Price of $      per Share, both prior to
    5:00 p.m., New York time, on the Expiration Date.

        (b) Beneficial Record Date Shareholders Holding Through a Nominee Holder may direct their Nominee Holder to cause to be delivered to the Subscription Agent (i) instructions (electronically or by a form of Beneficial Owner
    Certification) regarding the exercise of their Rights and the number of Shares for which they are subscribing pursuant to the Primary Subscription, as well as the number of any additional Shares for which they wish to subscribe pursuant to the Over-Subscription Privilege, and (ii) payment for all such ordered Shares based on the Estimated Subscription Price
    of $      per Share, both prior to 5:00 p.m., New York time, on
    the Expiration Date.

    (2) Deliver Notice of Guaranteed Delivery by Expiration Date
        and  Deliver Payment Together with Exercise Instructions
        by        , 1997:

        (a) Registered Record Date Shareholders may (i) request a NYSE member or a bank or trust company with an office or correspondent in the United States to execute and deliver to the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date a Notice of Guaranteed Delivery (or equivalent electronic information) (A) indicating the number of Rights they wish to exercise, the number of Shares for
    which they are subscribing pursuant to the Primary
    Subscription and the number of any additional Shares for
    which they wish to subscribe pursuant the Over-Subscription Privilege and (B) guaranteeing delivery of a completed Subscription Certificate and payment from such Record Date Shareholders by , 1997 and (ii) subsequently deliver to the Subscription Agent by , 1997 a complete and executed Subscription Certificate indicating the number of Rights such Record Date Shareholders have been issued and the number of Shares they have ordered, together with payment for all such
    ordered Shares at the Estimated Subscription Price of $     per
    Share.

        (b) Beneficial Record Date Shareholders Holding Through a Nominee Holder may direct their Nominee Holder (i) to execute a Notice of Guaranteed Delivery (or equivalent electronic information) by the Expiration Date (A) indicating the number of Rights they wish to exercise, the number of Shares for
    which they are subscribing pursuant to the Primary
    Subscription and the number of any additional Shares for
    which they wish to subscribe pursuant to Over-Subscription Privilege and (B) guaranteeing delivery of complete exercise
    instructions and payment by       , 1997 and to cause such Notice
    (or equivalent electronic information) to be delivered to the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date and (ii)(A) to cause final exercise instructions regarding the number of Rights issued and
    exercised and the number of Shares for which they wish to subscribe pursuant to the Primary Subscription and the Over-Subscription Privilege to be delivered electronically or by a form of Beneficial Owner Certification and (B) to send payment for all such ordered Shares based on the Estimated
    Subscription Price of $     per Share, both to the Subscription
    Agent prior to 5:00 p.m., New York time, on        , 1997.

    SUBSCRIPTIONS WILL BE ACCEPTED ONLY IF PAYMENT IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES PAYABLE TO JARDINE FLEMING INDIA FUND, INC. AND PROPERLY COMPLETED EXERCISE INSTRUCTIONS ARE RECEIVED BY THE SUBSCRIPTION AGENT IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES SET FORTH ABOVE. The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account of the Fund (the interest on which will belong to the Fund) pending proration and distribution of the Shares.

    THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND
SUBSCRIPTION CERTIFICATES TO THE FUND.

    THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENTS WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME,
ON THE EXPIRATION DATE (OR       , 1997 IF A NOTICE OF GUARANTEED
DELIVERY IS USED). THE FUND CANNOT BE RESPONSIBLE FOR SUBSCRIPTION CERTIFICATES AND PAYMENTS RECEIVED AFTER SUCH DEADLINES. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, EXERCISING RIGHTS HOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

    RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT BY THE SUBSCRIPTION AGENT OF EXERCISE INSTRUCTIONS OR A NOTICE OF GUARANTEED DELIVERY (OR EQUIVALENT ELECTRONIC INFORMATION), EXCEPT AS PROVIDED ABOVE UNDER "-- NOTICE OF NET ASSET VALUE DECLINE."

    Within eight Business Days following the Expiration Date (the
"Confirmation Date") (      , 1997, unless the Offer is extended),
the Subscription Agent will send a confirmation certificate to each subscribing shareholder (or, if the shareholder's shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price for the Shares and
(iv) any additional amount payable by such shareholder to the
Fund or any excess to be refunded by the Fund to such
shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent
within ten business days after the Confirmation Date (       , 1997,
unless the Offer is extended). Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder as promptly as practicable. All additional payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to JARDINE FLEMING INDIA FUND, INC.

    Whichever of the two methods described above is used, issuance and delivery of confirmation certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

    If a Record Date Shareholder who subscribes for Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any or all amounts due, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders, (ii) apply any payment actually received by the Fund toward the purchase of the greatest whole number of Shares which could be acquired by such Record Date Shareholder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by the Fund with respect to such subscribed Shares and to enforce the relevant Notice of Guaranteed Delivery.

    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or the method of payment or incur any liability for failure to give such notification.

Foreign Restrictions

    Subscription Certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States. (For these purposes, the United States includes its territories and possessions and the District of Columbia.) The Rights to which those Subscription Certificates relate will be held at the Subscription Agent for such Record Date Shareholders' accounts until instructions are received to exercise the Rights, subject to applicable law. If no instructions are received prior to the Expiration Date, such Rights will expire.

Delivery of Stock Certificates

    Except as noted below in this paragraph, share certificates for all Shares acquired pursuant to the Primary Subscription and the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer and full payment for the Shares subscribed for has been received and cleared (which may take up to fifteen days from the date of receipt) and all allocations have been effected. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription or pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Such Shares will remain subject to the same investment option previously selected by the Plan participant. Share certificates will not be issued for Shares credited to Plan accounts. Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee.

Dilution and Effect of Non-Participation in the Offer

    Because the Subscription Price per Share will be less than the net asset value per Share and because the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Funds' assets, the Offer will result in a dilution of the aggregate net asset value of the Shares owned by Record Date Shareholders, which will disproportionately affect Record Date Shareholders who do not exercise their Rights. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon completion of the Offer, own a smaller proportionate in the Fund than would otherwise be the case if the Offer had not been made. Although it is not possible to determine currently the amount of such dilution in net asset value because it is not known at the date of this Prospectus what the net asset value will be on the Expiration Date, how many Shares will be subscribed for or what the Subscription Price will be, such dilution could be substantial. For example, assuming
that all Shares (including an additional    % of the Shares
offered in the Primary Subscription to satisfy over-subscriptions) are sold at the Estimated Subscription Price and after deducting all expenses related to the Offer, the Fund's
net asset value as of      , 1997 of $       per share would be
reduced by approximately $    , or    %. See "Risk Factors and
Special Considerations -- Dilution and the Effect of Non-Participation in the Offer."

Federal Income Tax Consequences of the Offer

    The following is a general summary of certain U.S. federal income tax considerations applicable to Record Date Shareholders upon the distribution, exercise or lapse of the Rights. The discussion is based on the federal income tax laws, regulations, rulings and decisions in effect on the date of this Prospectus, which are subject to change (possibly with retroactive effect). The discussion does not purport to deal with all of the federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules (for example, banks, dealers in securities, life insurance companies and tax-exempt organizations), nor does it discuss any tax consequences arising under any state, local or foreign tax laws. This summary is limited to taxpayers that will hold the Rights as a "capital asset" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code. Rights distributed to a Record Date Shareholder generally will be a capital asset in the hands of such shareholder if the shares with respect to which the Rights were distributed were capital assets in the hands of such shareholder. Record Date Shareholders are urged to consult their tax advisors with respect to the particular federal, state, local, foreign and other tax consequences to them of the distribution and exercise of the Rights.

    For U.S. federal income tax purposes, Record Date Shareholders will not recognize taxable income upon the distribution of the Rights or the exercise of the Rights, and will not realize gain or loss if the Rights distributed to them expire without exercise. A Record Date Shareholder who, as to the United States, is a foreign investor (such as a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership) will not recognize taxable income for U.S. federal income tax purposes, and will not be subject to withholding of U.S. federal income tax, in connection with the receipt or exercise of the Rights.

    Except as provided in the following sentence, the basis of a Right distributed to a Record Date Shareholder will be zero. If either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the shares with respect to which the Right is distributed or
(ii) the shareholder elects, in its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such shares to the Right, then upon the exercise or transfer of the Right, the Record Date Shareholder's basis in such shares will be allocated between such shares and the Right in proportion to the fair market values of each on the date of distribution. The holding period of a Right received by a Record Date Shareholder will include such shareholder's holding period for the shares with respect to which the Right was distributed.

    HOLDERS OF RIGHTS WILL NOT RECOGNIZE GAIN OR LOSS UPON THE EXERCISE OF RIGHTS. THE HOLDING PERIOD FOR A SHARE ACQUIRED UPON THE EXERCISE OF A RIGHT BEGINS WITH THE DATE OF EXERCISE. A SHAREHOLDER'S BASIS FOR DETERMINING GAIN OR LOSS UPON THE SALE OF A SHARE ACQUIRED UPON THE EXERCISE OF A RIGHT WILL BE EQUAL TO THE SUM OF THE SHAREHOLDER'S BASIS IN THE RIGHT, IF ANY, AND THE SUBSCRIPTION PRICE. SEE "TAXATION -- UNITED STATES FEDERAL INCOME TAXES -- SALES OF SHARES" AND "-- FOREIGN SHAREHOLDERS" IN THE SAI FOR A DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE SALE OF A SHARE ACQUIRED THROUGH THE EXERCISE OF A RIGHT.

Employee Plan Considerations

    Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan, among other things, to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Important Dates to Remember

Event                                            Date
-----                                            ----

Record Date...................................       , 1997
Subscription Period...........................       , 1997
                                                 through    , 1997*
Expiration Date and Pricing Date..............       , 1997*
Subscription Certificates and Payment for
  Shares or Notices of Guaranteed Delivery
  Due+........................................       , 1997*
Payment Deadline for Shares subscribed for
  pursuant to Notices of Guaranteed Delivery..       , 1997*
Confirmation Date.............................       , 1997*
Deadline for payment of unpaid balance of
  final Subscription Price (if final
  Subscription Price is higher than Estimated
  Subscription Price).........................       , 1997*


* Dates subject to change in the event the Offer is extended to a
  date not later than         , 1997.

+ A shareholder exercising Rights must deliver by the Expiration Date either (i) a Subscription Certificate with payment for Shares or (ii) a Notice of Guaranteed Delivery.

                             THE FUND

    The Fund has been engaged in business as a non-diversified, closed-end management investment company since March 3, 1994. The Fund was incorporated under the laws of the State of Maryland on January 5, 1994 and is registered under the Investment Company Act. The Fund completed an initial public offering of 11,300,000 shares of its Common Stock in March 1994. The net proceeds to the Fund from such offering were approximately $156.6 million. As of May 31, 1997, the net assets of the Fund were $103.3 million, and the Fund had paid since inception capital gains distributions aggregating $2,148,362. The Fund's address is 1285 Avenue of the Americas, New York, New York 10019, and the Fund's telephone number is (212) 713-2848.

    The Fund has established a branch office in the Republic of Mauritius ("Mauritius") and has registered with the Mauritius
Offshore Business Activities Authority ("MOBAA") as an offshore company in Mauritius.

    The Fund's investment adviser is Jardine Fleming International Management Inc. (the "Investment Adviser"). The Investment Adviser is a wholly-owned indirect subsidiary of Jardine Fleming Group Limited and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). See "Management of the Fund -- Investment Adviser."

    As of May 31, 1997, approximately 103% of the Fund's net assets were invested in equity securities of Indian companies.
The Fund's ten largest holdings as of May 31, 1997 were:

                                                  Percentage
                                                 of Net Assets
                                                 -------------

         Hindustan Lever Ltd.                         9.4%
         Mahanagar Telephone Nigam Ltd.               7.4
         State Bank of India                          7.3
         Reliance Industries Ltd.                     6.1
         Tata Engineering & Locomotive Co.            5.7
         Ltd.
         Bharat Heavy Electricals Ltd.                5.1
         Larsen & Toubro Ltd.                         4.7
         Hindustan Petroleum Corporation Ltd.         4.6
         Hindalco Industries Ltd.                     4.0
         Mahindra & Mahindra Ltd.                     4.0
                                                     ----
                                                     58.3%
                                                     ====

                         USE OF PROCEEDS

    The net proceeds of the Offer, assuming all Shares offered
hereby are sold at the Estimated Subscription Price of $      per
Share (      % of the Fund's net asset value per Share on     , 1997),
are estimated to be approximately $      million after payment by the
Fund of offering expenses estimated to be $       and Dealer Manager
and soliciting fees. Expenses related to the issuance of the
Shares will be borne by the Fund and will reduce the net asset value of the Common Stock. If the Fund increases the number of
Shares subject to the Offer by     %, or     Shares, in order to
satisfy over-subscription requests, the additional net proceeds
are estimated to be $     .

    The net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies. The Investment Adviser believes that it may take up to three months after completion of the Offer to invest such net proceeds in accordance with the Fund's investment objective and policies, depending on market conditions and the availability of suitable investments. Pending such investment, it is anticipated that the proceeds may be invested in certain high-quality debt obligations (as defined below). See "Investment Objective and Policies" in this Prospectus and "Investment Restrictions" in the SAI.

                INVESTMENT OBJECTIVE AND POLICIES

General

    The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the equity securities of Indian companies (as defined below). Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Indian companies ("Indian equity securities"). The Fund defines equity securities to include common stock, preferred stock and equity-related securities (including convertible debt obligations, warrants, rights and interests in trusts and partnerships), and depositary receipts representing such stock and other securities. "Indian companies" are companies (a) that are organized under the laws of India or for which the principal securities trading market is in India or
(b) that have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, India. As of May 31, 1997 approximately 103% of the Fund's net assets (96% of total assets) were invested in Indian equity securities.

    The Fund's investment objective and fundamental policy of investing at least 65% of its total assets in Indian equity securities cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. The Fund's other investment policies described herein are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval. The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle. There can be no assurance that the Fund's investment objective will be achieved.

    Under normal market conditions, assets of the Fund not invested in Indian equity securities will be invested, subject to certain restrictions described below, in high-quality debt obligations, Indian debt securities and equity securities of Region companies (in each case as defined below). The Fund defines "high-quality debt obligations" as (a) obligations of the U.S. government, its agencies or instrumentalities (including repurchase agreements with respect to these obligations), (b) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and banks organized and existing under the laws of countries that are members of the Organization for Economic Cooperation and Development ("OECD") (including repurchase agreements with respect to these obligations), (c) obligations denominated in any currency issued by international development institutions, OECD member governments and their agencies and instrumentalities (including repurchase agreements with respect to these obligations) and (d) obligations of U.S. and other corporations that are rated no lower than A-2 by Standard & Poor's Ratings Group ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), or the equivalent by another rating service or, if unrated, determined by the Investment Adviser to be of equivalent quality.

    "Indian debt securities" are debt securities denominated in Rupees or issued or guaranteed by an Indian company or the government of India or its agencies or instrumentalities. The Fund will not invest more than 10% of its assets in Indian debt securities that are not rated in the top four categories by S&P or Moody's, or the equivalent by another rating service or, if unrated, determined by the Investment Adviser to be of equivalent quality.

    "Region companies" are companies (a) that are organized under the laws of Pakistan, Sri Lanka or Bangladesh (the "Region Countries") or for which the principal securities trading market is in a Region Country or (b) that have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, a Region Country. Not more than 10% of the Fund's assets may be invested in equity securities of Region companies.

    The Fund may invest up to 25% of its total assets in equity securities that are not listed on any securities exchange. Under current Indian regulations, opportunities for such investment in Indian equity securities are limited, as investments by approved foreign institutional investors ("FIIs") and their clients are limited to securities that are listed or to be listed on an Indian stock exchange or the approved over-the-counter exchange. Unlisted securities tend to be relatively illiquid compared to investments in securities listed on a securities exchange.

    The Investment Adviser's determination as to whether a company qualifies as an Indian company will be based on information contained in financial statements, reports, analyses and other available information, which may include information obtained directly from such company. Where the available information regarding a company's assets, revenues and profits is not sufficient to permit a conclusive determination regarding its status as an Indian company, the Investment Adviser may make estimates of such amounts based on the information that is available for purposes of making such determination.

    The Fund may invest indirectly in equity securities of Indian companies through sponsored or unsponsored American depositary receipts ("ADRs"), global depositary receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). Depositary Receipts evidence ownership of underlying securities issued by either a foreign or a United States corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company and traded principally in the U.S. markets, and GDRs and other types of Depositary Receipts are typically issued by U.S. or foreign banks or trust companies and traded in the U.S. and other international markets. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For the purposes of the Fund's investment policies, the Fund's investment in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

    The Fund intends to comply with certain diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. See "Taxation -- United States Federal Income Taxes" in the SAI. As of May 31, 1997, the Fund held investments in 74 different companies; the Fund's five largest and ten largest holdings accounted for, respectively, approximately 35.9% and 58.3% of its total portfolio.

    For temporary defensive purposes, and during periods in which the Investment Adviser believes that adverse changes in the Indian securities markets or other economic or political conditions in India have occurred or may occur, the Fund may depart from its investment policy by reducing its position in equity securities of Indian companies and increasing its position in high-quality debt securities, in which case the amount of net assets invested in Indian equity securities may fall below 65%. The Fund may also at any time temporarily invest funds in U.S. dollar-denominated money-market instruments as reserves for dividends and other distributions to shareholders.

    Consistent with provisions of the Investment Company Act and any administrative exemptions granted by the Securities and Exchange Commission, the Fund may invest in the securities of other investment companies that invest in equity securities of Indian companies. Absent special relief from the Securities and Exchange Commission, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory, administrative, custodial and other fees with respect to assets so invested.

    Under the Investment Company Act, absent exemptive relief, the Fund may not purchase any security of which the Investment Adviser or any of its affiliates is a principal underwriter during the public offering of such security. In addition, absent exemptive relief, the Investment Company Act prohibits the Fund from participating in joint ventures and similar transactions with any of its affiliates.

When-Issued and Delayed Delivery Transactions

    The Fund may purchase or sell portfolio securities on a delayed delivery basis or purchase securities on a when-issued basis on fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash or liquid, high-grade debt securities having a market value at all times at least equal to the amount of the commitment. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring the securities. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Foreign Currency Hedging Transactions and Options and Futures
Contracts

    The Fund may seek to hedge against foreign currency exchange rate risks by entering into spot and forward foreign currency exchange contracts and (to the extent that a market develops in such contracts) foreign currency futures contracts. The Fund may also purchase and sell (write) put and call options on foreign currency and (to the extent that a market develops in such contracts) options on foreign currency futures contracts. The Fund may also seek to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

    The Fund may seek to increase its return or hedge all or a portion of its portfolio investments through transactions in options on securities or indices of securities. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into futures contracts and options thereon.

    Currently there is no established market in which the Fund may engage in exchange-traded options and futures transactions involving the Rupee or Indian securities or indices of Indian securities, and the nature of the strategies adopted by the Investment Adviser and the extent to which those strategies are used will depend on the development of those markets. To the extent that such markets develop, however, the Fund's policies will be as described herein.

    Such transactions will not result in the operation of the Fund being subject to regulations of the Commodity Futures Trading Commission ("CFTC") governing "commodity pools" or "commodity pool operators" (as defined in such regulations), provided that the Fund purchases and sells futures contracts, options on futures contracts and "commodity options" (as defined in such regulations) only for (i) bona fide hedging purposes (as defined in such regulations) and (ii) for non-hedging purposes, if, in general, the aggregate initial margin and premiums required to establish non-hedging positions in such options and futures contracts do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such options and futures contracts.

    For a further discussion of these investment practices, including a description of the instruments referred to herein and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see "Investment Practices" in the SAI.

Repurchase and Reverse Repurchase Agreements

    The Fund may enter into repurchase agreements and reverse repurchase agreements for the purpose of realizing additional income with respect to cash or securities held by the Fund. The Fund's counterparty in such transactions will usually be a bank, broker-dealer or other financial institution that the Fund's Board of Directors has approved as being creditworthy. Repurchase agreements and reverse repurchase agreements are transactions in which one party purchases securities and simultaneously agrees to resell such securities to the seller on an agreed-upon date at a price equal to the purchase price plus interest computed at a market rate unrelated to the coupon rate or date of maturity of the purchased securities. In a repurchase agreement, the Fund will act as buyer, and thus will effectively be acting as a lender in a secured loan transaction. In such transactions, the seller's obligation to repurchase the securities sold, and thus repay the loan from the Fund, will be fully collateralized by cash and cash equivalents, U.S. government securities or other high-quality governmental debt obligations, certificates of deposit and certain bankers' acceptances and the seller will be required to deliver additional securities, if necessary, to ensure that the current total market value of the collateral will at all times exceed the sum of the purchase price and the accrued interest thereon. In a reverse repurchase agreement, the Fund will act as the seller, and thus will effectively be acting as the borrower in a secured loan transaction (and in connection therewith will be subject to the limitations on borrowing described herein). In such transactions, the Fund would be required to maintain in a segregated account liquid assets equal in value to the repurchase price of the securities sold.

Portfolio Turnover

    It is the Fund's policy to sell any security whenever, in the judgment of the Investment Adviser, the appreciation possibilities of such security have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Investment Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs borne by the Fund and indirectly by the Fund's shareholders. The Fund's portfolio turnover rate for the fiscal periods ended November 30, 1995 and 1996 and through May 31, 1997 was 49%, 81% and 18% (not annualized), respectively.

Lending of Portfolio Securities

    In order to increase its income, the Fund may lend securities in its portfolio representing up to 25% of its net assets to certain banks and dealers, provided that the loan is secured continuously by collateral in the form of cash, bank letters of credit or U.S. government securities, which must, on each business day in India, have a market value at least equal to the current market value of the securities loaned. Such loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower become insolvent. In determining whether the Fund will lend securities, the Investment Adviser will consider all relevant factors and circumstances, including the creditworthiness of the borrower.

Leverage

    The Fund may utilize leverage by borrowing or by issuing short-term debt securities in an amount up to 15% of the Fund's total assets. Borrowings may be secured by the Fund's assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made without regard to the foregoing limitation for temporary or emergency purposes, for clearance or settlement of portfolio transactions, share repurchases and payment of dividends. The Fund may also borrow amounts up to 33 1/3% of its total assets from a bank for the purpose of making distributions for qualification as a registered investment company or to avoid imposition of an excise tax under U.S. tax laws. During the fiscal year ended November 30, 1996 and the six months ended May 31, 1997, the average amount outstanding pursuant to borrowings by the Fund was $8,008,941 and $4,745,468, respectively, representing an average of 8.18% and 5.15% of monthly net assets during such periods.

                             * * * *

    For a more detailed description of investment practices referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see "Investment Practices" in the SAI.

           NET ASSET VALUE AND MARKET PRICE INFORMATION

    The outstanding shares of Common Stock of the Fund are listed and traded on the NYSE. The average weekly trading volume of the Common Stock on the NYSE during the period March 3, 1994 (commence-ment of operations) through August 31, 1997 was 199,600 shares.
The following table shows, for each fiscal quarter since the quarter ended May 31, 1994, (i) the high and low sales price per share of Common Stock of the Fund, (ii) the net asset value per share of the Fund as determined on the date closest to the date of each such high and low market price and (iii) the premium to or discount from the Fund's net asset value per share represented by each of the high and low market prices.


                                                         Net Asset
                          Market Price(1)               Value(2)(3)
   Quarter Ended        High           Low          High           Low
------------------  ------------  ------------  ------------  ------------
May 31, 1994(4)...       16.500        13.000         14.42        13.93
August 31, 1994...       16.375        13.500         14.64        15.41
November 30, 1994.       15.375        13.500         16.58        14.96
February 28, 1995.       14.875        10.625         15.15        14.02
May 31, 1995......       12.500        10.000         11.66        12.03
August 31, 1995...       12.750        10.375         12.02        11.23
November 30, 1995.       10.750         8.250         11.01         9.36
February 29, 1996.       10.250         8.750          8.52         7.54
May 31, 1996......       11.125          9.25        10.000         9.52
August 31, 1996...        10.00          7.75         10.14         8.49
November 30, 1996.        8.125         6.375          8.41         6.80
February 28, 1997.        8.375         6.375          7.74         6.80
May 31, 1997......        8.875          7.50          9.07         8.73
August 31, 1997...      11.4375         8.750         10.45         9.05



                             Premium(3)
                            (or Discount)
                            as a % of NAV
   Quarter Ended         High            Low
------------------   ------------     --------
May 31, 1994(4)...       14.42          (6.68)
August 31, 1994...       11.85         (12.39)
November 30, 1994.       (1.24)         (9.76)
February 28, 1995.       (1.82)        (24.22)
May 31, 1995......        7.20         (16.87)
August 31, 1995...        6.07          (7.61)
November 30, 1995.       (3.50)        (11.86)
February 29, 1996.       20.31          16.05
May 31, 1996......       11.25          (2.84)
August 31, 1996...       (1.38)         (8.72)
November 30, 1996.       (3.39)         (6.25)
February 28, 1997.        8.20          (6.25)
May 31, 1997......       (2.15)        (14.09)
August 31, 1997...        9.45          (3.31)

----------

(1) As reported on the NYSE's consolidated transaction reporting system.

(2) Based on the Fund's computations.

(3) Where the shares of the Fund traded at their high or low share price for more than one day during the period, the net asset value (and the corresponding premium or discount) specified is for the day on which the premium or discount was the greatest.

(4) For the period March 3, 1994 (commencement of operations) to
    May 31, 1994.

    On          , 1997, the last reported sales price of a share
on the NYSE was $        and the net  asset  value per share was
$        , representing a premium of        %.

    Shares of closed-end funds frequently trade at a discount from net asset value. If, at any time, shares of the Fund's Common Stock trade publicly for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, or if such discount is materially greater than the discounts prevailing for comparable investment companies, the Board of Directors will consider, at its next regularly scheduled meeting, taking various actions designed to reduce or eliminate the discount. The actions considered by the Board of Directors may include periodic repurchases of shares. There can be no assurance that such actions will be taken or that, if taken, they will reduce or eliminate the market discount. Since the commencement of its investment operations in March 1994, the Fund has not taken any such actions, and the Fund does not currently contemplate repurchasing any of its shares. Should any such repurchases be made in the future, it is expected that they would be made out of available cash reserves rather than the proceeds of a sale of portfolio securities and would be made at prices at or below the then current net asset value per share. Any such repurchases would cause the Fund's total assets to decrease, which may have the effect of increasing the Fund's expense ratio. Although the Fund's shares have recently traded in the market at a premium to net asset value, the Fund's shares also have at times traded at a discount to net asset value.

             RISK FACTORS AND SPECIAL CONSIDERATIONS

    The Fund is a closed-end investment company designed for long-term investment, and investors should not consider it a trading vehicle. Because the Fund intends to invest primarily in Indian equity securities, an investor in the Fund should be aware of certain special considerations and risk factors relating to India, and international investment generally (including those discussed below), which are not typically involved in investments in securities of U.S. companies. The Fund should be considered a means of diversifying an investment portfolio and not in itself a balanced investment program.

Dilution and the Effect of Non-Participation in the Offer

    As a result of the Offer, all shareholders will experience an immediate dilution of the net asset value per share of Common
Stock of the Offer because the Subscription Price per Share will be less than the net asset value per share of the Fund's Common
Stock as of the Pricing Date and because the offering expenses will be borne by the Fund. Such dilution will disproportionately affect Record Date Shareholders who do not exercise their Rights.
In addition, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. Although it is not possible to determine currently the amount of such dilution because it is not known at this time what the net asset value will be on the
Pricing Date, how many Shares will be subscribed for or what the Subscription Price will be, such dilution could be substantial.
For example, assuming that all of the Shares are sold at the
Estimated Subscription Price and after deducting all expenses related to the Offer, the Fund's net asset value per share of
$      at      , 1997 would be reduced by approximately $    or
     % (or, in the event that all of the Rights are exercised and the Fund increases the number of Shares available for subscription
by     % pursuant to the Over-Subscription Privilege, by approximately
$    or    %). The actual dilution may be greater or less than
these examples.

Political Considerations

    The value of the Fund's assets may be adversely affected by uncertainties such as political, economic or social instability, diplomatic developments and changes in laws or regulations. Expropriation, confiscator taxation, nationalization or other developments could also adversely affect the assets of the Fund. In addition, it may be difficult to obtain and enforce a judgment in India.

    In particular, India's population is comprised of numerous ethnic groups with diverse religions and languages, and in recent years India has experienced considerable sectarian tension between Hindus and Moslems, marked by periodic violence. In December 1992, widespread rioting throughout the country, resulted from the destruction on December 6, 1992 of an Islamic mosque in Ayodhya by Hindu militants. The riots resulted in more than 2,000 deaths, including 700 in Mumbai, considerable loss of property and the closure of the Bombay Stock Exchange (the "BSE") for a period of three days.

    India has been a democracy since its independence in 1947 and is the world's largest democracy. Hindu-Moslem tensions have been a constant source of instability in India's political system. In addition, separatist movements have been ongoing in several states for a number of years. Political extremists involved in these conflicts have been responsible for assassinating two of India's prime ministers in the past fifteen years. Despite such tensions and related incidents, India has, in general, conducted peaceful elections and experienced orderly governmental transitions. Instability caused by such tensions may lower the priority given to economic reform.

    India held elections for a new government in May 1996. No party won a majority of the seats in the Lok Sabha (the lower house of Parliament) in the elections, and, following the elections, the President of India called upon the Bharatiya Janata Party (the "BJP"), the largest party in the Lok Sabha, to form a government. On May 28, 1996, the BJP-led Government resigned, and the President of India called upon the United Front, a coalition of 13 different parties, to form a government. The leader of the United Front, Mr. H.D. Deve Gowda, was sworn in as Prime Minister on June 1, 1996 and, with the support of the Congress Party, won a parliamentary vote of confidence on June 12, 1996. Mr. Deve Gowda subsequently lost a parliamentary vote of confidence on April 11, 1997 upon the withdrawal of support of the Congress (I) Party for the coalition government. Thereafter, the President of India once again invited the United Front to form a government. Mr. I.K. Gujral was appointed Prime Minister to lead the new government and, with the support of the Congress (I) Party, won a parliamentary vote of confidence on April 21, 1997. There can be no assurance, however, that the support of the Congress Party will continue.

    On February 28, 1997, the United Front government announced its budget for the financial year ending March 31, 1998. The budget in general continues the previous government's policy of economic liberalization and includes significant reductions in personal and corporate income taxes. See "Republic of India -- Economic Growth and Inflation". There can be no assurance, however, that the Government will not change its economic, political or other policies in the future. A significant change in the economic liberalization policies of the Government could adversely affect business and economic conditions in India generally and the Fund's business in particular.

    India's relations with other neighboring countries historically have been tense. Since the separation of India and Pakistan, a source of ongoing tension between the two countries has been the dispute over the northern border state of Kashmir, an area that was partitioned between the two countries at independence. The majority of Kashmir's population at independence was Moslem, although the state was ruled by Hindus. India and Pakistan have fought three wars since independence, partly over Kashmir and in connection with the establishment of Bangladesh in 1971, and both India and Pakistan continue to allocate substantial resources to the defense of their borders as a result. The Indian government is also confronted by separatist movements in several states.

    After independence, India formed trade relationships with the former USSR through a series of trade agreements. A barter arrangement was made between the two countries that enabled India to export capital and consumer goods to the USSR in return for oil, petroleum products and defense equipment. The break up of the USSR in 1991 has had a detrimental effect on India's economy. India is currently reassessing its relations with the separate nations that have emerged from the former USSR.

    India's relationship with the People's Republic of China has been strained in certain periods since independence. Some border disputes remain outstanding, but trade between the two countries has recently increased.

Market Characteristics

    The securities markets in India are fragmented, substantially smaller, less liquid and more volatile than the major securities markets in the United States. In India, there are 23 approved regional stock exchanges, of which the BSE and the National Stock Exchange ("NSE") are the largest. At June 30, 1997, the aggregate market capitalization of listed securities on the BSE was approximately US$164.3 billion, and aggregate trading volume in 1997 equaled approximately US$84.8 billion. By comparison, at June 30, 1997, the market capitalization for the New York Stock Exchange was approximately US$8.6 trillion and the value of aggregate trading volume in 1997 was approximately US$2.7 trillion. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in the securities markets in India may represent a disproportionately large percentage of market capitalization and trading value. At July 31, 1997, the 20 largest companies by market capitalization accounted for approximately 72% of the aggregate market capitalization of the Bombay Stock Exchange.

    India currently has no formal "margin trading" in shares financed by bank credit, as is prevalent in many countries. India's carry over settlement system operates as a surrogate cash margin and forward system. The absence of a cash margin system has resulted in increased volatility in share prices by making speculation relatively inexpensive and exposure low. This increased volatility combined with low margin requirements may reduce market liquidity during periods of pronounced share price fluctuations and may serve to exacerbate such fluctuations. These pressures may be intensified given the relatively low minimum capital requirements prescribed for brokers.

    The limited liquidity of securities markets in India may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices, the Fund may be unable to participate fully in such price increases as it may be unable to acquire its desired portfolio positions as quickly as it wishes. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, Indian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

    Anticipation by market participants of the Offer, and of the possible offering of other investment funds seeking to invest in the equity securities of Indian companies, may increase demand for such Indian securities, thereby adversely influencing the prices paid by the Fund to purchase securities for its portfolio and increasing the period required for the Fund to invest the proceeds of the Offer in equity securities of Indian companies.

    Substantially less public information is available about Indian companies than U.S. companies. The disclosure and regulatory standards applicable to Indian companies are in many respects less stringent than U.S. standards, and issuers are subject to accounting, auditing and financial standards and requirements that are less rigorous than those applicable to U.S. issuers. As a result, certain material disclosures may not be made by publicly traded companies in India, and less information may be available to the Fund and other investors than if the Fund's investments were restricted to listed securities of U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles or international accounting standards.

    Regulation of the Indian securities market is significantly less developed than regulation of the United States securities market. The Securities and Exchange Board of India ("SEBI"), the government's principal securities regulatory authority, has been given the power and authority, among other things, to prohibit fraudulent and unfair trading practices in the securities markets, including insider trading, and to regulate substantial acquisitions of shares and corporate takeovers. Certain of these practices generally would be considered unlawful if conducted in the U.S. securities market. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. There is a low level of monitoring of the activities of investors in such markets and limited enforcement of existing regulations. It may be more difficult for the Fund to obtain a judgment in a court outside the United States to the extent that there is a default with respect to a security of an Indian company or the Fund has other claims against any Indian issuers.

    Indian stock exchanges have in the past been subject to repeated closure. Markets were closed for eight days as a result of a broker's strike in December 1993 in protest over a government proposal to eliminate the carry over settlement system described above. In 1992, the BSE was forced to suspend trading for several weeks to permit the government to investigate allegations of significant financial fraud involving manipulative trading practices. There can be no assurance that closures or suspensions of trading will not recur.

    It is common for Indian companies to raise capital through offerings of rights. If the Fund owns securities that are the subject of such a rights offering at a time when it does not wish to increase its investment in the issuer of such rights or is subject to any limit (by the FII rules, the U.S. securities laws or otherwise) on its ability to exercise such rights, the issuance of shares pursuant to such rights at a discount to the market price of such shares would have an adverse effect on the net asset value of the Fund.

Settlement System; Custodian

    The settlement system in the Indian securities market is less developed and less reliable than the settlement systems in more mature markets. Significant delays have been common in India in settling trades on Indian stock exchanges and in registering transfers of securities, although recently there has been significant improvement in the settlement system.

    As a result of weaknesses in the settlement system, the Fund may experience delays or other material difficulties in settling transactions effected in the Indian securities market. In addition, should transaction volumes continue to increase or should anticipated increases in capacity not occur, it is possible that the Fund may become subject to operational restrictions or limitations on the volume of trading during particular periods. The foregoing factors could adversely affect the ability of the Fund to effect portfolio transactions, the timing of such transactions and the net asset value and market price of the Shares. Such factors are not expected to affect the ability of the Fund to invest in Depository Receipts, convertible bonds and other equity securities of Indian companies issued and traded outside of India.

Economic Considerations

    The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The government of India has exercised and continues to exercise significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, governmental actions in the future could have a significant effect on the Indian economy, which could adversely affect private sector companies and the performance of the Fund.

    Since mid-1991, the government of India has been committed to implementing an economic structural reform program, with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of the private sector. These policies have been coupled with the expressed intention to redirect the government's central planning function away from the allocation of resources and toward the issuance of indicative guidelines. There can be no assurance that these reforms will persist and any discontinuation or reversal thereof by the current or any future government could adversely affect the Fund.

    The integration of the Indian economy with international trade is increasing and, accordingly, it may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other projectionist measures imposed or negotiated by its trading partners, as well as by economic conditions in such countries.

    Agriculture accounted for approximately 29% of India's GDP and employed approximately 69% of the workforce in 1996. Agricultural output is dependent upon the rainfall during the annual monsoon, as most irrigation projects rely for water on rainfall during the four month wet season. A bad monsoon generally has an adverse impact on the Indian economy.

Investment and Repatriation Restrictions

    Foreign investment in the securities of Indian companies is restricted. These restrictions or controls may at times limit or preclude foreign investment in certain companies. In addition, governmental approval may be required for the repatriation of investment income and capital, and the proceeds of sales of securities by foreign investors. India's guidelines under which foreign investors, such as the Fund, may invest directly in Indian equity securities are relatively new and evolving. Under the guidelines that apply to FIIs, no FII or client of an FII (including the Fund) may hold more than 10% of the total issued capital of an Indian company. In addition, portfolio investments by all non-residents, including those of all FIIs and their clients, may not exceed 24% or, upon the approval of the board of directors and the shareholders, by special resolution of a company, 30% of the issued share capital of any Indian company. The maximum holding of 24% or 30%, as the case may be, for all non-resident portfolio investments including those of the registered FIIs does not, however, include foreign investments made under Indian laws governing financial collaboration (i.e., non-portfolio investments) or investments by FIIs through certain types of authorized offshore funds (other than FIIs and their clients) and offshore equity issues. Furthermore, all clients of an FII, including clients of any affiliated entities of the FII which are not themselves FIIs, may not, in the aggregate, hold more than 30% of their total investments in listed debt securities of Indian companies. Recent amendments to the guidelines, however, permit 100% of the corpus of India-dedicated debt funds launched by FIIs to be invested in listed debt securities of Indian companies. There can be no assurance that these guidelines will not be amended, clarified, interpreted by judicial or administrative ruling or superseded in the future in such a way that may adversely affect the Fund.

    In addition, since the Fund invests in India as a client of the Investment Adviser, which has been approved as an FII, if the Fund were to terminate the contract of the Investment Adviser the Fund's ability to continue to invest in India may be severely curtailed.

    Under current guidelines, FIIs and their clients may freely remit and convert into Rupees amounts for investment into India and convert into dollars and repatriate capital, income and gains from India. If the government balance of payments in India deteriorates, or for other reasons, the government may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application to the Fund of any additional restrictions on investments. If for any reason the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. See "Taxation" in the SAI.

Taxation

    Income earned by the Fund on Indian securities will be subject to tax in India. The tax rates applicable to such income may vary widely, depending on a number of factors including whether the Fund will be taxed at rates applicable to FIIs, which is not free from doubt, and whether the Fund's investments in India will qualify for favorable treatment, available under applicable tax treaties, including the India-Mauritius tax treaty. See "Taxation -- Indian Taxes" in the SAI.

Currency Devaluations and Fluctuations

    The Fund invests in securities that are primarily quoted or denominated in Rupees, but the Fund computes its income and net capital gains and makes distributions in U.S. dollars. Accordingly, a change in the value of the Rupee against the dollar will result in a corresponding change in the dollar value of the Fund's assets quoted or denominated in Rupees as well as the dollar equivalent of dividends distributed in Rupees by Indian companies and of capital gains realized by the Fund on a sale of such assets. Such changes may also affect the Fund's income. For example, the Fund is permitted to borrow money to make distributions required to maintain its status as a regulated investment company for U.S. tax purposes. If the value of the Rupee against the dollar declines between the time the Fund incurs borrowing expenses in U.S. dollars and the time cash expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars will be greater than the equivalent amount in Rupees of such expenses at the time they are incurred. The exchange rate for the Rupee in terms of dollars has ranged from Rs 31.20 to $1.00 to Rs 37.90 to $1.00 for the period from March 1, 1993 to August 31, 1997. See "India" in the SAI.

    The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. Currently, there is no established market in which the Fund may engage in these hedging transactions with respect to the Rupee. To the extent such a market develops, the Fund is authorized to enter into forward currency exchange contracts, foreign currency futures contracts and options on such futures contracts, as well as to purchase and sell (or write) put and call options on foreign currencies, in the U.S. or foreign markets. In order to seek to increase its return and hedge against adverse markets shifts, the Fund is permitted to purchase put and call options on stocks, write covered call options on stocks and enter into stock index futures contracts and related options. The Fund is also authorized to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. There can be no guarantee that instruments suitable for hedging currency against market or interest rate shifts will be available at the time when the Fund wishes to use them. For a description of the hedging transactions in which the Fund may engage and the hedging strategies the Fund may pursue, see

"Investment Objective and Policies." For a description of the risks associated with these hedging transactions, see
"Investment Practices" in the SAI.

Unlisted Securities

    Although the Fund will invest primarily in listed securities of established companies, it may, subject to the rules governing FIIs and other applicable Indian investment regulations, invest up to 25% of its assets in unlisted equity securities, including investments in new and small companies, which may involve a high degree of business and financial risk that can result in substantial or total loss of the Fund's investment. Under applicable Indian regulations, opportunities for such investments in Indian equity securities are limited, as investments by FIIs and their clients are limited to securities that are listed or to be listed on an Indian stock exchange or the approved over-the-counter exchange. Unlisted securities tend to be relatively illiquid compared to investments in securities listed on a securities exchange and, because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. The absence of a liquid trading market may also affect the procedures for valuation of such securities for financial reporting purposes and in calculating the Fund's net asset value. See "Net Asset Value" in the SAI. Although these securities may be resold in privately negotiated transactions, the price realized on such sales could be less than that originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Exchange-Traded Options and Futures Contracts

    Currently there is no market in which the Fund may engage in exchange-traded options and futures transactions involving the Rupee or Indian securities or indices of Indian securities. If such a market develops, the Fund may engage in such transactions, which actively may give rise to the risks discussed immediately below and more fully described in "Investment Practices" in the SAI.

    The liquidity of a secondary market in futures contracts and options is subject to, among other factors, the risk of trading halts, suspensions, exchange or clearing house equipment failures, governmental intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity. Any such events would significantly affect the Fund's ability to trade such contracts or otherwise to close out its positions, and could create potentially significant discrepancies between the cash and market value of the Fund's positions. Similarly, the availability of a market in a futures contract or option on a futures contract could be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prevent traders from entering into or closing out positions at price levels beyond such limits. Futures contracts have in the past traded at or near such limits for several consecutive days, with little or no trading taking place in such contracts.

    In the event of the default or insolvency of an exchange clearing broker or clearing house, if a clearing broker or clearing house does not segregate assets belonging to customers, the Fund might be able to recover only its pro rata share of property available for distribution to customers of the clearing broker. The amount held in segregation by a clearing broker or clearing house could be used to satisfy a default by another customer or clearing broker, which could reduce the amount available for distribution to other customers in the event of a default by the Fund's clearing broker. Under such circumstances, the Fund could be exposed to risk of loss of initial or variation margin held by its clearing broker or owed to the Fund as a result of profitable transactions.

Net Asset Value Discount

    Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Although the Fund's shares have recently traded in the market at a premium to net asset value, the Fund's shares have also at times traded at a discount to net asset value. The Fund cannot predict whether its shares will in the future trade below, at or above net asset value.

Repurchase and Reverse Repurchase Agreements

    The use of repurchase agreements and reverse repurchase agreements involve certain risks not associated with direct investment in securities. For example, if the seller of securities under a repurchase agreement (in which the Fund acts as buyer) defaults on its obligation to repurchase the underlying securities at the agreed-upon repurchase price at a time when the value of such securities has declined, the Fund may incur a loss upon their disposition. Similarly, if the buyer of securities under a reverse repurchase agreement (in which the Fund acts as seller) defaults on its obligation to sell such securities at the agreed-upon repurchase price at a time when the value of such securities has increased, the Fund may incur a loss upon the acquisition of substitute securities with the proceeds obtained from such buyer. In each case, if the defaulting seller or buyer were to become involved in insolvency proceedings, the Fund's exercise of its rights under the relevant repurchase or reverse repurchase agreement could be subject to certain costs or delays pending court action.

    While the Investment Adviser recognizes these risks, it is expected that they can be controlled by the Investment Adviser by evaluating initially and monitoring the creditworthiness of the institutions with which the Fund enters into repurchase and reverse repurchase agreements. In repurchase agreements, when the Fund is effectively acting as a lender, the Investment Adviser will continuously monitor the value of the underlying securities to help ensure that their value equals or exceeds the repurchase price. In reverse repurchase agreements, when the Fund is effectively acting as a borrower, the Investment Advisor will cover its liability by maintaining a segregated account as described above and will continuously monitor the value of the Fund's securities subject to reverse repurchase agreements to help ensure that their value is not substantially in excess of the minimum amount required to collateralize the Fund's repurchase obligations under such agreements.

Leverage

    The Fund may utilize leverage by borrowing or by issuing short-term debt securities in an amount up to 15% of the Fund's total assets (in addition to temporary borrowing for certain specified purposes). Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Fund and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. In an extreme case, if the Fund's current investment income were not sufficient to meet interest payments on the loans, it could be necessary for the Fund to liquidate certain of its investments. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities. During the fiscal year ended November 30, 1996 and the six months ended May 31, 1997, the average amount outstanding pursuant to borrowings by the Fund was $8,008,941 and $4,745,468, respectively, representing an average of 8.18% and 5.15% of monthly net assets for such periods. See "Investment Objective and Policies -- Leverage."

Enforcement of Judgments Against the Investment Adviser

    The Investment Adviser is a corporation organized under the laws of the British Virgin Islands ("BVI") and is registered as an investment adviser under the Investment Advisers Act; a majority of the Investment Adviser's directors and executive officers are residents of Hong Kong. The Investment Adviser has irrevocably designated the Securities and Exchange Commission as its agent to accept service of process in any suit, action or proceedings to enforce the provisions of the U.S. securities laws, which means that investors may effect valid service of process upon the Investment Adviser by delivering appropriate documents to the Securities and Exchange Commission. There can be no assurance that the Investment Adviser will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, the Fund has been advised by BVI counsel that there is doubt as to the enforceability in BVI, in original actions brought in BVI courts or actions in BVI for enforcement of judgments of U.S. courts, of liabilities predicated upon the U.S. securities laws.

Non-Diversified Status

    The Fund is classified as a "non-diversified" investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that the Fund may invest in the securities of a single issuer. The Fund is, however, subject to certain local laws limiting investments in a single issuer and complies with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk than other types of investment companies with respect to portfolio securities. See "Investment Restrictions" and "Taxation -- United States Federal Income Taxes -- The Fund and Its Investments" in the SAI.

Non-U.S. Investors

    In general, distributions of net investment income and net short-term capital gains on the Fund's shares to non-U.S. investors that are not otherwise subject to U.S. federal income taxation will be subject to a 30% U.S. federal withholding tax, which may be reduced by an applicable tax treaty. Non-U.S. investors are advised to consult their own tax advisers with respect to the tax consequences to them of an investment in the Fund. See "Taxation -- United States Federal Income Taxes -- Foreign Shareholders" in the SAI.

                      MANAGEMENT OF THE FUND

Directors and Officers

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of the officers of the Fund. For certain information regarding the directors and officers of the Fund, see "Management of the Fund" in the SAI.

    None of the directors or officers of the Fund (other than Mr. Brian S. Shlissel and Ms. Stephanie Kleinman) are U.S. residents, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such directors or officers under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdiction other than the United States in which a director or officer resides. Finally, it is not certain that the courts of the jurisdiction other than the United States in which a director or officer resides would enforce, in original actions, liabilities predicated solely upon the U.S. federal securities laws. See "Management of the Fund" in the SAI.

Investment Adviser

    The Fund has appointed Jardine Fleming International Management Inc. to act as the Fund's investment adviser pursuant to an Investment Advisory and Management Agreement dated as of March 2, 1994 (the "Investment Advisory Agreement") with the Fund. The Investment Adviser was incorporated in the British Virgin Islands on May 8, 1992 and is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser's principal address is 47th Floor, Jardine House, 1 Connaught Place, Hong Kong.

    The Investment Adviser is an indirect wholly-owned subsidiary of Jardine Fleming Group Limited ("Jardine Fleming"). Jardine Fleming is jointly owned by Jardine Matheson Holdings Limited, a Hong Kong-based trading group with over 150 years of experience in Asia, and Robert Fleming Holdings Limited, a London-based investment banking group founded in 1873. See "Management of the Fund -- Investment Adviser" in the SAI. Since July 1992, the Investment Adviser has also served as the investment adviser for Jardine Fleming China Region Fund, Inc., a closed-end, non-diversified investment company. The Investment Adviser has appointed executive officers with specialist asset management capabilities and experience in the securities markets of India.

    The Investment Adviser may draw upon the research capabilities of, and information resources available to, Jardine Fleming and its affiliates in India, including Jardine Fleming India Securities Private Limited ("Jardine Fleming India"), and elsewhere in Asia. It also may draw upon the research and investment ideas of other companies from which it obtains brokerage services. The Investment Adviser has sole investment discretion with respect to the Fund's assets and makes all decisions affecting such assets under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Investment Adviser selects investments for the Fund and places related purchase and sale orders on behalf of the Fund.

    Mr. Jonathan Boyer has acted as the portfolio manager of the Fund since commencement of its investment operations in March 1994. Mr. Boyer is a director of Jardine Fleming and Jardine Fleming Investment Management Limited, and is the principal investment manager with responsibility for Jardine Fleming's investments in the Indian securities markets. Prior to joining Jardine Fleming in 1991, Mr. Boyer's experience included fund management and equity-linked securities sales positions with other investment management and investment banking firms.

    The Investment Adviser has entered into a written agreement under which it pays PaineWebber Incorporated (but not in PaineWebber Incorporated's capacity as Dealer Manager), out of the Investment Adviser's own assets, a fee in consideration for the provision by PaineWebber Incorporated of certain consulting and support services (not including advice or recommendations regarding the purchase or sale of portfolio securities) designed to publicize the Fund's features and benefits to brokers and their clients in order to facilitate the liquidity of the Fund and minimize potential trading discounts from net asset value. See "-- The Investment Advisory Agreement." Such services include periodic seminars or conference calls, producing and distributing internal and external publications, presentations at retail systems meetings and responding to broker and client inquiries. PaineWebber Incorporated also makes available to its brokers and customers market price and net asset value information regarding the Fund. At the request of the Fund, PaineWebber Incorporated provides advice and consultation with respect to tender offers and share repurchases. This agreement has a term of one year and is renewable annually; the current term expires on March 1, 1998.

The Investment Advisory Agreement

    For its services under the Investment Advisory Agreement, the Fund pays the Investment Adviser an annual fee of 1.35% of the Fund's weekly net assets. The fee accrues weekly and is payable monthly. For the period from March 3, 1994 (commencement of operations) to November 30, 1994, the fiscal year ended November 30, 1995 and the fiscal year ended November 30, 1996, the Fund paid the Investment Adviser advisory fees of $1,688,041, $1,795,187 and $1,321,378 respectively. The Investment Adviser, out of its own assets, pays to PaineWebber Incorporated a fee in an amount equal to 0.10% of the Fund's weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investment securities and not in connection with its services as Dealer Manager for this Offer). See " -- Investment Adviser." For the period from March 3, 1994 (commencement of operations) to November 30, 1994, the fiscal year ended November 30, 1995 and the fiscal year ended November 30, 1996, the Investment Adviser paid PaineWebber Incorporated fees for such services of $116,071, $132,977 and 97,880, respectively. The Investment Adviser and PaineWebber Incorporated will benefit from the Offer because their fees are based on the average weekly net assets of the Fund. See "Management of the Fund -- Investment Advisory Agreement" in the SAI.

Administrator

    The Administrator of the Fund is Mitchell Hutchins Asset Management Inc., a Delaware corporation and an affiliate of PaineWebber Incorporated, the Dealer Manager. The Administrator's principal offices are located at 1285 Avenue of the Americas, New York, New York. As of May 31, 1997, the Administrator was providing fund administration services to 89 open-end and closed-end investment companies with approximately $38.4 billion in assets.

    Under an administration agreement with the Fund dated as of March 2, 1994 (the "Administration Agreement"), the Administrator performs, arranges for or supervises the performance of the following services for the Fund: maintenance of the books and records of the Fund required under the Investment Company Act; preparation of the Fund's federal, state and local income tax returns; preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders; responding to inquiries from Fund shareholders; oversight of the performance of administrative and professional services rendered to the Fund by others, including its custodian, registrar, dividend paying agent, transfer agent, as well as accounting, auditing and other services; providing the Fund with administrative office space; and preparation of the Fund's reports to the Securities and Exchange Commission. For these services, the Administrator receives a monthly fee at an annual rate of 0.15% of the first $200 million and 0.10% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000. The Administration Agreement was most recently renewed at the meeting of the Board of Directors on February 9, 1996. For the period from March 3, 1994 (commencement of operations) to November 30, 1994, the fiscal year ended November 30, 1995 and the fiscal year ended November 30, 1996, the Fund paid the Administrator fees of $187,560, $200,000 and $200,000, respectively. The Administrator will benefit from the Offer because its fees are based on the average weekly net assets of the Fund.

    The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which such Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator's part in the performance of, or from reckless disregard by it of, its obligations and duties under such Agreement.

    PFPC Inc., a wholly-owned subsidiary of PNC Bank Corp. (the "Accounting Agent"), maintains the books and records of the Fund required under the Investment Company Act and assists with the calculation of the Fund's net asset value, pursuant to an Accounting Services Agreement with the Fund dated as of March 2, 1994. The Accounting Agent is paid a monthly fee of $6,167 plus a monthly fee based on the Fund's assets in excess of $100 million, calculated at an annual rate of 0.045% of the first $50 million over $100 million, 0.03% of the next $50 million and 0.02% of the excess over $200 million of the Fund's average weekly net assets.

    The Fund's Mauritius Administrator is Multiconsult, Ltd. (the "Mauritius Administrator"), a Mauritius company, the principal offices of which are located at Les Jamalacs Building, Vieux Conseil Street, Mauritius. Under an administration agreement with the Fund dated as of March 2, 1994, the Mauritius Administrator provides certain services relating to the operation and maintenance of the Fund's Mauritius branch, and is paid a monthly fee of $1,500 and a quarterly fee of $1,000 and is reimbursed for certain out-of-pocket expenses.

Expenses

    The Investment Adviser, the Administrator and the Accounting Agent are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodians, any sub-custodians and the transfer and dividend paying agent, expenses in connection with the Dividend Reinvestment Plan, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, travel expenses of all directors and officers, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, directors' and officers' errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees, expenses of qualifying the

Fund's shares for sale in various states, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund (including the expenses of the Offer).

Regulatory Proceedings

    In August 1996, an affiliate of the Investment Adviser was fined by the Investment Management Regulatory Organisation Limited ("IMRO") for failure to supervise an investment management delegate in respect of ensuring adequate dealing and compliance systems and procedures, failing to take action when it learnt of weaknesses, failing to disclose that certain commissions disclosed to customers were retained by an associated broker and failing to inform IMRO that investment business had been delegated to a firm which had dealing and compliance procedures which did not meet IMRO's standards. The affiliate accepted the termination of its authorization with IMRO.

    In a related investigation arising out of the same circumstances, a Hong Kong based affiliate of the Investment Adviser, was publicly reprimanded in August 1996 by the Hong Kong Securities and Futures Commission ("SFC") for breaches of the code of Conduct for Persons Registered with the SFC. The breaches related to the affiliate's inadequate and ineffective internal controls and compliance monitoring. The affiliate also agreed with the SFC, without admitting liability, to make voluntary payments to compensate three clients which were considered by the SFC to have been disadvantaged by the late allocation of deals by one fund manager after changes in the price of instruments traded had occurred. The SFC revoked the fund manager's registration on the grounds of misconduct.

     DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

    The Fund distributes to shareholders, at least annually, substantially all of its net investment income and any net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryover).
Net investment income for this purpose includes dividends, interest and any net short-term capital gains.

    On December 20, 1994, the Board of Directors declared a short-term capital gain distribution of $0.178 per share, which was paid on January 19, 1995 to shareholders of record on December 30, 1994. On August 14, 1995, the Board of Directors declared an additional short-term capital gain distribution of $0.012 per share, which was paid on September 14, 1995 to shareholders of record on August 24, 1995. No distribution was declared in 1996.

    Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or net capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the valuation date: (a) net asset value, or (b) 95% of the market price. If net asset value exceeds the market price of Fund shares at such time or if the Fund declares an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy includes those shares purchased pursuant to the Plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

    There is no charge to participants for reinvesting dividends or net capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and net capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or net capital gains distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with the reinvestment of dividends or net capital gains distributions payable only in cash.

    Receiving dividends and distributions in Common Stock under the Plan will not relieve participants of any U.S. income tax which may be payable on such dividends or distributions. See "Taxation -- United States Federal Income Taxes" in the SAI.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan with notice of the termination sent to the members of the Plan at least 30 days before the record date for any dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                           COMMON STOCK

    The authorized capital stock of the Fund is 100,000,000 shares of Common Stock, $0.001 par value per share. All shares of Common Stock have equal rights as to dividends and voting privileges and, when issued, will be fully paid and nonassessable. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. Shareholders are entitled to one vote per share and do not have cumulative voting rights.

        Set forth below is information with respect to the Common
Stock as of May 31, 1997.

                         Amount of Common
Amount of Common Stock   Stock Held by Fund
      Authorized         for its own Account   Amount of Common Stock
----------------------   -------------------   ----------------------
  100,000,000 shares          0 shares            11,307,169 shares

    The number of shares outstanding as of October 2, 1997, adjusted to give effect to the issuance of the maximum number of Shares to be
issued pursuant to the Offer, would be     .

    The Fund has no current intention of offering additional shares other than pursuant to the Offer except that additional shares may be issued under the Plan. See "Dividends and Distributions; Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirement of the Investment Company Act that shares not be sold at a price below the then current net asset value (exclusive of sales load) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares.

    Shares of closed-end funds frequently trade at a discount from net asset value. If, at any time, shares of the Fund's Common Stock trade publicly for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, or if such discount is materially greater than the discounts prevailing for comparable investment companies, the Board of Directors will consider, at its next regularly scheduled meeting, taking various actions designed to reduce or eliminate the discount. The actions considered by the Board of Directors may include periodic repurchases of shares. There can be no assurance that such actions will be taken or that, if taken, they will reduce or eliminate the market discount. Since the commencement of its investment operations in March 1994, the Fund has not taken any such actions, and the Fund does not currently contemplate repurchasing any of its shares. Should any such repurchases be made in the future, it is expected that they would be made out of available cash reserves rather than the proceeds of a sale of portfolio securities and would be made at prices at or below the then current net asset value per share. Any such repurchases would cause the Fund's total assets to decrease, which may have the effect of increasing the Fund's expense ratio.

Special Voting Provisions

    The Fund has provisions in its Articles of Incorporation and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of stockholders in each year, the term of one class expires and successor directors are elected to serve in that class for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter. The affirmative vote of at least 75% of the shares of the Fund entitled to vote on the matter will be required to amend the Articles of Incorporation or Bylaws to change any of the foregoing provisions.

    In addition, under the Fund's Articles of Incorporation, the Fund has elected to be subject to provisions of the Maryland General Corporation Law that generally provide that, unless an exemption is available, certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations, and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Stockholder") or any affiliate of an Interested Stockholder are prohibited for a period of five years following the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter, such a Business Combination must be recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Stockholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Stockholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required to amend the Articles of Incorporation to change the provisions subjecting the Fund to the provisions of the Maryland General Corporation Law discussed above.

    The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or under the Investment Company Act, will make it more difficult a change in the Fund's business or management and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of stockholders.

                    DISTRIBUTION ARRANGEMENTS

    PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, will act as dealer manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement (the "Dealer Manager Agreement"), the Dealer Manager will provide marketing assistance and financial advisory services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Shareholders. The Fund has agreed to pay the Dealer Manager a fee for its marketing and financial advisory
services equal to     % of the aggregate Subscription Price for
Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege and to pay broker-dealers, including the Dealer Manager, fees for their soliciting efforts (the
"Soliciting Fees") equal to     % of the Subscription Price for
each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Soliciting Fees will be paid either directly to a broker-dealer designated on the applicable portion of the Subscription Certificate, which may be the Dealer Manager, or directly to the Dealer

Manager on all undesignated exercises of Rights. The Fund
also has agreed to pay the Dealer Manager $      as partial
reimbursement for expenses incurred in connection with the Offer.

    In addition, the Fund and the Investment Adviser have agreed to indemnify the Dealer Manager with respect to certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Dealer Manager Agreement also provides that the Dealer Managers will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Managers or reckless disregard by the Dealer Managers of their obligations and duties under such Agreement.

    The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity-related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the Shares and Common Stock issued pursuant to the Company's dividend reinvestment plan.

    Mitchell Hutchins Asset Management, Inc., the Fund's administrator, is a wholly-owned subsidiary of the Dealer
Manager.

  CUSTODIAN; DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR

    Rules adopted under the Investment Company Act permit the Fund to maintain its portfolio securities and cash in the custody of an overseas branch of certain eligible U.S. banks and certain eligible foreign banks and depositories. Citibank, N.A., acting through its Bombay branch, acts as custodian of the Fund's assets in India, and Citibank, N.A., acting through its Hong Kong branch, acts as custodian of the Fund's other assets, except for assets of the Fund held in Mauritius and Bangladesh. Barclays Bank plc acts as the custodian of the Fund's assets in Mauritius. The Fund currently has no assets in Bangladesh. To the extent necessary, the Fund's custodians employ sub-custodians approved by the directors of the Fund in accordance with regulations of the Securities and Exchange Commission with respect to assets held outside the United States.

    The transfer and dividend-paying agent for the Fund is State
Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110.

                          LEGAL MATTERS

    Certain matters of United States law in connection with the Offer will be passed on for the Fund and the Investment Adviser by Cleary, Gottlieb, Steen & Hamilton, Hong Kong, and for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois. The validity of the Shares and certain other matters will be passed on for the Fund and the Dealer Manager by Piper & Marbury, Baltimore, Maryland. Matters of Indian law will be passed on for the Fund and the Dealer Manager by Crawford Bayley & Co., Bombay. Matters of Mauritius law will be passed on for the Fund and the Dealer Manager by Collendavelloo Chambers, Mauritius. Matters of British Virgin Islands law will be passed on for the Investment Adviser by Harney, Westwood & Riegels, British Virgin Islands.

                             EXPERTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, acts as independent accountants for the Fund and in such capacity audits the Fund's annual financial statements. The audited financial statements of the Fund as of November 30, 1996, incorporated by reference herein, and the audited financial information of the Fund included herein under the caption "Financial Highlights" have been so incorporated or included in reliance on the report of Price Waterhouse LLP, given on the authority of said firm as experts in auditing and accounting.

                        OFFICIAL DOCUMENTS

    The tabular and other statistical information set forth in this Prospectus is, unless otherwise indicated, based upon or derived from public official documents or information of the government of India and its ministries, central bank, major stock exchanges or official statistical agencies.

                       FURTHER INFORMATION

    The Fund is subject to the informational requirements of The Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, Washington, D.C. 20549 and the Securities and Exchange Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and Northwest Atrium Center, 500 West Madison, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the office of the NYSE at 20 Broad Street, New York, New York 10005.

    Additional information regarding the Fund and the Shares is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such Shares filed by the Fund with the Securities and Exchange Commission, Washington, D.C. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

    A copy of the Fund's annual report for the fiscal year ended
November 30, 1996 was mailed to shareholders on January 27, 1997.

                        TABLE OF CONTENTS
              OF STATEMENT OF ADDITIONAL INFORMATION

                                                             Page
                                                             ----

Investment Objective and Policies........................       2
Investment Restrictions..................................       2
Investment Practices.....................................       3
Management of the Fund...................................      10
India....................................................      14
Securities Markets of India..............................      27
Portfolio Transactions and Brokerage.....................      37
Net Asset Value..........................................      38
Taxation.................................................      39
Financial Statements.....................................     F-1

=================================================================

           No person has been authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus and the SAI and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund, the Investment or the Dealer Manager. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                         ---------------

                        TABLE OF CONTENTS

                                      Page
                                      ----

Fund Expenses....................      3
Financial Highlights.............      5
The Offer........................      6
The Fund.........................     15
Use of Proceeds..................     15
Investment Objective and Policies     16
Net Asset Value and Market Price
  Information....................     19
Risk Factors and Special
  Considerations.................     21
Management of the Fund...........     28
Dividends and Distributions;
Dividend Reinvestment Plan.......     31
Common Stock.....................     32
Distribution Arrangements........     33
Custodian; Dividend-Paying Agent,
  Transfer Agent and Registrar...     34
Legal Matters....................     34
Experts..........................     34
Official Documents...............     34
Further Information..............     34
Table of Contents of Statement of
  Additional Information.........     36

=================================================================

=================================================================

                         Jardine Fleming
                         India Fund, Inc.

                            Shares of
                      Common Stock Issuable
                         Upon Exercise of
                       Rights to Subscribe
                         for Such Shares

                         ---------------

                            PROSPECTUS
                         ---------------

                     PaineWebber Incorporated

                         ---------------

                                    , 1997

=================================================================

    Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

          Subject to Completion, Dated October     , 1997

                 JARDINE FLEMING INDIA FUND, INC.

                         ---------------

               STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus,
dated      , 1997 (the "Prospectus"). This SAI does not include all
information that a prospective investor should consider before purchasing shares of the Fund, and Investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's
Information Agent,      . This SAI incorporates by reference the
entire Prospectus. Defined terms used herein shall have the same meaning as provided in the Prospectus. The date of this SAI
is     , 1997.

                         ---------------

                        TABLE OF CONTENTS

                                                                Page
                                                                ----

Investment Objective and Policies........................          2
Investment Restrictions..................................          2
Investment Practices.....................................          3
Management of the Fund...................................         10
India....................................................         14
Securities Markets of India..............................         27
Portfolio Transactions and Brokerage.....................         37
Net Asset Value..........................................         38
Taxation.................................................         39
Financial Statements.....................................        F-1

                INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the equity securities of companies that (a) are organized under the laws of India or for which the principal securities trading market is in India or (b) have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, India. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objectives and Policies" in the Prospectus.

                     INVESTMENT RESTRICTIONS

    The following limitations are fundamental policies of the Fund, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. If a percentage limitation on investment or use of assets set forth below is complied with at the time a transaction is effected, later changes in the percentage resulting from changed values or circumstances will not be considered a violation. Also, if the Fund receives from an issuer of securities subscription rights to purchase securities of that issuer, and exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer or that issuer's industry would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to receipt of securities or exercise of such rights, and after announcement of such rights, the Fund has sold at least as many shares of the same class and value as it would receive on exercise of such rights. Under its fundamental investment restrictions, the Fund may not:

    (1) Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in U.S. Government securities.

    (2) Purchase securities on margin, except as set forth in paragraph (3) below.

    (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may (i) borrow amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed) from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws, (ii) borrow money (including through reverse repurchase agreements) in an aggregate amount not to exceed 15% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) and (iii) borrow an additional amount of up to 5% of its total assets (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchase of its Common Stock and (d) for payment of dividends. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indices will not be prohibited by this paragraph
(3) or any other investment restrictions.

    (4) Buy or sell any commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that the Fund may buy or sell securities of companies that invest or deal in commodities or real estate, and except that the Fund may enter into interest rate, foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

    (5) Make loans, except through the purchase of debt obligations and the entering into of repurchase agreements and securities lending agreements consistent with the Fund's investment policies.

    (6) Underwrite securities of other issuers, except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that the Fund may be deemed an underwriter under applicable U.S. securities laws.

    (7) Make any investment for the purpose of exercising control or management.

    (8) Make any investment that would involve the Fund in a situation of unlimited liability, such as that of a general partner.

    As a matter of operating policy, the Fund will not make short sales of securities or maintain a short position in any security. Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund's shareholders, if the Directors determine such action is warranted. Foreign institutional investors ("FIIs") are not currently permitted to engage in short sales in the Indian securities markets.

    In addition to the foregoing restrictions, the Fund will be subject to certain relations and restrictions in effect in India.
For a discussion of certain investment restrictions in effect in India, see "Securities Markets of India."

    Further, the Fund intends to comply with certain diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. See
"Taxation -- United States Federal Income Taxes."

                       INVESTMENT PRACTICES

    The Board of Directors of the Fund have adopted the investment practices below. These investment practices are periodically reviewed by the Board of Directors and may be amended from time to time by the Board of Directors.

    Loans of Portfolio Securities. In order to increase its income, the Fund may lend its portfolio securities, subject to the limitation that the Fund will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 25% of the Fund's net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day in Hong Kong, be at least equal to the value of the loaned securities and must consist of cash, bank letter of credit or U.S. government securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When the Fund lends a security, it continues to be entitled to receive any dividends or interest on the loaned security and also receives one or more of: (i) a negotiated loan fee; (ii) interest on securities used as collateral for the loan; or (iii) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Fund may also pay reasonable finders, custodian and administrative fees. The terms of the Fund's loans of securities must meet certain requirements under the Internal Revenue Code, such as providing that the Fund may terminate the loan upon no more than five days' notice, and must permit the Fund to reacquire loaned securities in time to vote on any important matter. The Fund will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Fund's risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) the inability to exercise its voting or consent rights with respect to the security; (4) any loss arising from the Fund being unable to settle a sale of such securities in a timely manner; and (5) the inability of the Fund to reacquire the loaned securities.

    Hedging. In order to hedge against changes in the value of its portfolio securities, the Fund may from time to time engage in certain hedging strategies.

    The Fund will engage in hedging activities from time to time in the Investment Adviser's discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Fund occur. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the U.S. federal income tax requirements applicable to regulated investment companies.

    Although the Fund believes that the use of such strategies will benefit the Fund, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, the Fund's overall performance could be poorer than if it had not pursued those strategies. Moreover, changes in the value of the instruments that the Fund purchases to hedge its portfolio securities may not correlate precisely with changes in the value of the portfolio securities the Fund is attempting to hedge. In addition, in situations where the Fund has insufficient cash, it may have to sell assets from its portfolio to meet margin requirements at a time when it may be disadvantageous to do so. The Fund's hedging activities may also result in a higher portfolio turnover rate and additional brokerage costs. It will not always be possible for the Fund to precisely hedge foreign currency exposure associated with portfolio securities, since the value of such securities (and hence the extent of exposure to foreign exchange rates) may fluctuate as a result of factors other than changes in foreign currency rates.

    There are no limits on the amount of Fund assets that may be invested in hedging transactions.

    Repurchase and Reverse Repurchase Agreements. The Fund is permitted to enter into repurchase agreements and reverse repurchase agreements for the purpose of realizing additional income with respect to cash or securities held by the Fund. The Fund's counterparty in such transactions will usually be a bank, broker dealer or other financial institution. Repurchase agreements and reverse repurchase agreements are transactions in which one party purchases securities, usually U.S. government and agency securities or other high quality governmental debt obligations, and simultaneously agrees to resell such securities to the seller on an agreed-upon date at a price equal to the purchase price plus interest computed at a market rate unrelated to the coupon rate or date of maturity of the purchased securities. In a repurchase agreement, the Fund will act as buyer, and thus will effectively be acting as a lender in a secured loan transaction. In such transactions, the seller's obligation to repurchase the securities sold will be collateralized by cash and cash equivalents, U.S. government securities or other high quality government debt obligations, certificates of deposit and certain bankers' acceptances, and the seller will be required to deliver additional securities, if necessary, to ensure that the current total market value of the collateral will at all times exceed the sum of the purchase price and the secured interest thereon. In a reverse repurchase agreement, the Fund will act as the seller, and thus will effectively be acting as the borrower in a secured loan transaction. In such transactions, the Fund would be required to maintain in a segregated account liquid assets equal in value to the repurchase price of the securities sold.

    The use of repurchase agreements and reverse repurchase agreements involves certain risks not associated with direct investment in securities. For example, if the seller of securities under a repurchase agreement (in which the Fund acts as buyer) defaults on its obligation to repurchase the underlying securities at the agreed-upon repurchase price at a time when the value of such securities has declined, the Fund may incur a loss upon their disposition. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. In addition, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities.

    Similarly, if the buyer of securities under a reverse repurchase agreement (in which the Fund acts as seller) defaults on its obligation to sell such securities at the agreed-upon repurchase price at a time when the value of such securities has increased, the Fund may incur a loss upon the acquisition of substitute securities with the proceeds obtained from such buyer. If such a defaulting buyer were to become insolvent and/or be subject to liquidation or reorganization under applicable bankruptcy or other laws, recovery of the underlying securities or use of the purchase price to obtain substitute securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the buyer or its receiver, trustee in bankruptcy or creditors, to obtain the underlying securities or use the proceeds obtained from the buyer to purchase substitute securities.

    While the Investment Adviser acknowledges these risks, it is expected that they can be controlled by the Investment Adviser by evaluating initially and monitoring the creditworthiness of the institution with which the Fund enters into repurchase and reverse repurchase agreements. In repurchase agreements, when the Fund is effectively acting as a lender, the Investment Adviser will continuously monitor the value of the underlying securities to help ensure that their value always equals or exceeds the repurchase price. In reverse repurchase agreements, when the Fund is effectively acting as borrower, the Investment Adviser will cover the Fund's liability by maintaining a segregated account as described above and will continuously monitor the value of the Fund's securities subject to reverse repurchase agreements to help ensure that their value is not substantially in excess of the minimum amount required to collateralize the Fund's repurchase obligations under such agreements.

Options on Securities

    In order to seek to increase the return on its assets or to hedge against changes in the value of its portfolio securities that result from changes in interest rates or movements in the price of securities, the Fund may purchase and sell (or write) over-the-counter ("OTC") put or call options (or, if a market develops in such products, exchange-traded put or call options) on any security in which it is permitted to invest or on any securities the change in value of which has a high degree of correlation with the changes in value of the Fund's portfolio securities.

    Purchasing Put and Call Options. By purchasing a call option on a security, the Fund will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to, or at the expiration of, the option. The Fund would normally purchase call options in anticipation of an increase in the price of the security.

    Conversely, by purchasing a put option on a security, the Fund will obtain the right to sell the securities underlying the option to its counterparty at the exercise price prior to, or at the expiration of, the option. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Fund intends to, or has the right to, acquire.)

    In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.

    Writing Put and Call Options. When the Fund sells (or writes) put and call options, it receives a premium as the writer of the option. By selling (or writing) a call option, the Fund will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to, or at the expiration of, the option if it is assigned an exercise notice in the case of exchange traded options, or if so notified by any OTC option counterparty. If the price of the underlying securities at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. During the term of the option, however, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline.

    Conversely, by selling (or writing) a put option, the Fund obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to, or at the expiration of, the option if it is assigned an exercise notice in the case of exchange traded options, or if so notified by any OTC option counterparty. If the price of the securities at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. A covered put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

    Closing Purchase or Sale Transaction. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of

OTC options, since OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Fund is also subject to the credit risk associated with its counterparties.

Stock Index Options

    The Fund may purchase and sell (or write) options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option.

    The Fund will enter into transactions in index options to hedge against adverse price movements in the stock market generally or in particular market segments. If the Investment Adviser anticipates a general market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio securities would be offset to the extent of the increase in the value of the put option. If the Investment Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in the rise until the Fund completes anticipated purchases of securities. Purchasing and selling stock index options may also enable the Investment Adviser to achieve changes in equity positions more efficiently.

    Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Exchange Rate Risk

    The Fund may enter into forward foreign currency exchange contracts ("forward contracts") and may purchase and sell (or write) exchange-traded or OTC options on currencies, foreign currency futures contracts and options on foreign currency futures contracts to protect against a decline in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The accurate projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    Forward Contracts. A forward contract obligates one party to purchase, and the other party to sell, a definite amount of a given foreign currency at some specified future date. In some circumstances the purchase or sale of appropriate forward contracts may help offset declines in the U.S. dollar equivalent value of the Fund's foreign currency denominated assets and income available for distribution to the Fund's shareholders that result from adverse changes in the exchange rate between the U.S. dollar and the various foreign currencies in which the Fund's assets or income may be denominated. The U.S. dollar equivalent value of the principal of, and rate of return on, foreign currency denominated securities will decline if the exchange rate of the U.S. dollar rises in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

    While the use of foreign currency forward contracts may protect the Fund against declines in the U.S. dollar equivalent value of its assets, their use will reduce the possible gain from advantageous changes in the value of the U.S. dollar against particular currencies in which their assets are denominated. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of, or rates of return on, the assets held in the portfolio, and the use of such techniques will subject the Fund to certain risks.

    The foreign exchange markets can be highly volatile and are subject to sharp price fluctuations. In addition, trading forward contracts can involve a significant degree of leverage. As a result, relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the Fund. Trading losses that are not offset by corresponding gains in assets being hedged could sharply reduce the value of the Fund's portfolio.

    Options on Foreign Currencies. Similarly, the Fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. dollar equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price. Where currency exchange rates do not move in the direction, or to the extent, anticipated, however, the Fund could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    As with options on securities or future contracts, the Fund may write options on foreign currencies in order to receive a premium that may wholly or partially offset any declines in the value of its portfolio securities denominated in foreign currencies. When the Fund writes options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Coverage Requirements

    All options on securities, securities indices, other indices and foreign currencies written by the Fund are required to be covered. When the Fund writes a call option, this means that, during the life of the option, the Fund will own or have the contractual right to acquire the securities or foreign currency subject to the option, or will maintain with the Fund's custodian in a segregated account cash, U.S. government securities or the appropriate high quality liquid debt obligations in an amount at least equal to the market value of the securities or foreign currency underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account cash, U.S. government securities or other appropriate high quality liquid debt obligations in an amount at least equal to the exercise price of the option.

    All futures and forward currency contracts purchased or sold by the Fund are also required to be covered. When the Fund purchases a futures or forward currency contract, this means that the Fund will maintain with the Fund's custodian in a segregated account an amount of cash, U.S. government securities or other appropriate high quality liquid debt obligations in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

    If the market value of the contract moves adversely to the Fund, or if the value of the securities in the segregated account declines, the Fund will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Exchange-Traded Futures and Options Contracts

    Currently, there is no market in which the Fund may engage in exchange-traded options and futures transactions involving the Rupee or Indian securities or indices of Indian securities. If such a market develops, the Fund may engage in such transactions, which are described below. Such activity may give rise to the risks discussed below.

Futures Contracts and Options on Futures Contracts

    Futures Contracts. The Fund may enter into contracts for purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Fund may purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time.

    Options on Futures Contracts. Upon exercise of a call option on a futures contract purchased by the Fund, the Fund would receive a long position in the underlying futures contract. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against increases in the U.S. dollar value of portfolio securities it intends to acquire. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. Upon exercise of a put option purchased by the Fund, the Fund would receive a short position in the underlying futures contract. For example, the Fund may purchase a put option on a futures contract to hedge the Fund portfolio against the risk of declining securities values.

    The writing of a call option on a futures contract constitutes a partial hedge against increasing prices of the financial instrument which is deliverable upon termination of the futures contracts. If the options expire unexercised, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which may significantly exceed the amount of the premium it received for the sale thereof.

    Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to the market".

    Regulatory Limitations on the Use of Futures Contracts and Options on Futures Contracts. Regulations of the CFTC applicable to the Fund currently impose certain limitations on the Fund's futures and options on futures transactions. In order to qualify for an exemption from certain CFTC regulations regarding "commodity pool operators" (as defined in CFTC regulations), the Fund may not purchase or sell futures contracts or options thereon for purposes other than bona fide hedging (as defined in CFTC regulations) if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and options on futures positions entered into for such purposes and premiums paid for options on futures would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts and options. The Investment Adviser reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

    Considerations Concerning Futures Contracts and Options on Futures Contracts. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) an investor's obligations to meet additional initial or variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that the correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

Risks of Exchange-Traded Options and Futures Contracts

    Liquidity. The liquidity of a secondary market in futures contracts and options is subject to, among other factors, the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity. Any such events would significantly affect the Fund's ability to trade such contracts or otherwise to close out its positions, and could create potentially significant discrepancies between the cash and market value of the Fund's positions. Similarly, the availability of a market in a futures contract or option on a futures contract could be adversely affected by daily price fluctuation limits, established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prevent traders from entering into or closing out positions at price levels beyond such limits. In markets on which futures contracts trade, such contracts have in the past traded at or near such limits for several consecutive days, with little or no trading taking place in such contracts.

    Default or Insolvency. In the event of the default or insolvency of an exchange clearing broker or clearing house, or, if a clearing broker or clearing house does not segregate assets belonging to customers, the Fund might be able to recover only its pro rata share of property available for distribution to customers of the clearing broker. The amount held in segregation by a clearing broker or clearing house could be used to satisfy default by another customer or clearing broker, which could reduce the amount available for distribution to other customers in the event of a default by the Fund's clearing broker. Under such circumstances, the Fund could be exposed to risk of loss of initial or variation margin held by its clearing broker or owed to the Fund as a result of profitable transactions.

    Futures Contracts and Options on Foreign Currency Futures. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, unless the Fund is able to enter into an offsetting futures contract prior to expiration, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the use of the underlying futures contract would not.

                      MANAGEMENT OF THE FUND

Directors and Officers

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of the officers of the Fund. The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years.

                        Positions      Principal Occupations
Name, Address           with           During Past
and Age (1)             this Fund      Five Years
-----------             ---------      ----------

Julian M.I. Reid*.....  Director and   Director of Jardine Fleming
Class I, Age: 52        President      International Holdings Limited,
47th Floor,                            Jardine Fleming Investment
Jardine House                          Management Limited and other
Hong Kong                              companies and funds in the
                                       Jardine Fleming Group. Former
                                       Director for Business Development
                                       (Asia) for Jardine Fleming
                                       Holdings Ltd (financial services).
                                       Former Director of HSBC Asset
                                       Management (1982-89); CEO, HSBC
                                       Asset Management, Singapore
                                       office (1984-89).


Jean Jocelyn de
Chasteauneuf (2)......  Director       Adviser to the Executive
Class II, Age: 59                      Committee of the Mauritius
59B, Botanical                         Commercial Bank Limited. Director
Garden Street                          of Union Commercial Bank of the
Curepipe                               Malagasy Republic. Former director
Republic of Mauritius                  of Banque International des
                                       Mascaseignes Ltee.

Ashok V. Desai (2)....  Director       Consultant Editor of Business
Class II, Age: 61                      Standard. Former Secretary and
B308 Purvasha                          Chief Consultant, Ministry of
Mayur Vihar I                          Finance, Government of India
Delhi 110091                           (1991-1993).
India

Timothy R.H.
 Kimber (2)...........  Director       Former Investment Manager and
Class I, Age: 61                       Executive Director of Lazard
Newton Hall                            Brothers & Co. Limited (1966-89).
Whittington,                           Chairman of Dartmoor Investment
 via Carnforth                         Trust Plc., Exeter Preferred
Lancashire LA6 2NZ                     Capital Investment Trust Plc.,
United Kingdom                         Martin Currie Pacific Trust Plc.
                                       and Taiwan Opportunity Fund.
                                       Director of New Zealand Investment
                                       Trust Plc., Invesco Japan
                                       Discovery Trust Plc., Adam &
                                       Company Investment & Management
                                       Ltd., Border Asset Management
                                       Ltd., Noble Group Ltd., and
                                       Cumberland Building Society.

E.L. Rene Noel........  Director       Former Chairman and Managing
Class III, Age: 73                     Director of Compagnie de
Royal Road                             Beau-Vallon Group of Companies,
Cap Malheureaux                        Chairman of Mauritius Sugar
Republic of Mauritius                  Industry Research Institute,
                                       Director of Central Electricity
                                       Board and Member of the Board
                                       of Mauritius Sugar Authority
                                       International, Sugar Consultant.

Brian S. Shlissel*....  Treasurer      Vice President of Mitchell
Age: 33                 and            Hutchins Asset Management Inc.
1285 Avenue of          Secretary      and formerly Assistant Vice
the Americas                           President of SunAmerica Asset
New York,                              Management Corporation.
New York 10019

Stephanie Kleinman*...  Assistant      Assistant Vice President of
Age: 30                 Treasurer      Mitchell Hutchins Asset
1285 Avenue of                         Management Inc. Formerly,
the Americas                           Assistant Treasurer at
New York,                              Bankers Trust Co. (1993-1994)
New York 10019                         and Senior Accountant with
                                       Deloitte & Touche (1989-1993)

----------

* "Interested Person" of the Fund within the meaning of the Investment Company Act.

(1) Number I, II or III below a director's name indicates whether he serves in Class I, II or III of the Board of Directors. Class I directors will serve until the 1999 Annual Meeting with the position then becoming one for subsequent three-year terms; Class II directors will serve until the 2000 Annual Meeting with the position then becoming one for subsequent three-year terms; and the term of Class III directors expires at the 1998 Annual Meeting with the position then becoming one for subsequent three-year terms. See "Common Stock" in the Prospectus.

(2) Denotes member of the Audit Committee of the Board of Directors.

    None of the directors or officers of the Fund (other than Mr. Shlissel and Ms. Kleinman) are U.S. residents, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such directors or officers under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdiction other than the United States in which a director or officer is resides. Finally, it is not certain that the courts of the jurisdiction other than the United States in which a U.S. director or officer resides would enforce, in original actions, liabilities predicated solely upon the U.S. federal securities laws.

    In particular, Mr. Reid is a resident of Hong Kong, Mr. Chasteauneuf and Mr. Noel are residents of Mauritius, Mr. Kimber is a resident of the United Kingdom and Mr. Ashok V. Desai is a resident of India. The Fund has been advised that a final and conclusive judgment for a definite sum of money entered by a U.S. court may be enforced by the Hong Kong courts, without re-examination or re-litigation of the matters adjudicated upon provided that the judgment was not obtained by fraud, the enforcement of the judgment would not be contrary to Hong Kong public policy, the judgment was not obtained in proceedings contrary to natural justice, the judgment is not inconsistent with a Hong Kong judgment in respect of the same matter, the judgment is not for multiple damages, the judgment does not contravene the provisions of the Foreign Judgment (Restriction on Recognition and Enforcement) Ordinance, which restricts the recognition and enforcement of any foreign judgment given in breach of any agreement for the settlement of disputes or where the Hong Kong courts consider that the person against whom the judgment was given should not be treated as having submitted to the jurisdiction of the foreign court, and enforcement proceedings are instituted within six years after the date of the judgment. Enforcement will also be subject to applicable bankruptcy, insolvency and liquidation laws and Hong Kong legal procedure affecting enforcement of creditors' rights generally.

    The Fund has been advised by its Mauritius counsel, Collendavelloo Chambers, that an order executing a foreign judgment may only be granted by a Mauritian court if (i) the judgment is, at the time enforcement is sought, valid and capable of being executed in the country in which it was delivered, (ii) the judgment is not contrary to any principal affecting public order in Mauritius, (iii) the defendant was properly summoned in the original action, (iv) the court that delivered the judgment had jurisdiction over the matter and (v) the judgment was not obtained by fraud or in proceedings contrary to natural justice. Enforcement of a foreign judgment may be denied if there is undue delay in seeking execution thereof.

    The Fund has been advised by English counsel that a final and conclusive judgement for a definitive sum of money entered by a U.S. court may be enforced by the English courts, provided that the judgement is not obtained by fraud, the enforcement of the judgement is not contrary to English public policy, the judgement is not obtained in proceedings contrary to natural or substantial justice, or in breach of an agreement as to where the matter should be litigated, the matter has not already been tried in the English courts, and the judgement is not for multiple damages. The defendant, if not resident in the relevant state, must have submitted to the jurisdiction of the court by voluntarily appearing in the proceedings, or must have agreed to submit to the jurisdiction of the court or had an office or place of business in the country of the court. Enforcement proceedings must be brought within six years of the date of the judgement. Enforcement will be subject to bankruptcy and insolvency laws of the United Kingdom and procedures affecting the enforcement of creditors' rights generally.

    The Fund has been advised by its Indian Counsel, Crawford Bayley & Co., that India is not a party to any international treaty in relation to the recognition or enforcement of foreign judgments. The statutory basis for recognition and enforcement of foreign judgments in India is provided in Section 13 of the Indian Code of Civil Procedure, 1908 (the "Code"). The Code provides that a foreign judgment shall be conclusive as to any matter thereby directly adjudicated upon except (i) where the judgment has not been pronounced by a court of competent jurisdiction, (ii) where the judgment has not been given on the merits of the case, (iii) where the judgment appears on the face of the proceedings to be founded on an incorrect view of international law or a refusal to recognize the law of India in cases where such law is applicable, (iv) where the proceedings in which the judgment was obtained were opposed to natural justice,
(v) where the judgment has been obtained by fraud and (vi) where the judgment sustains a claim founded on a breach of any law in force in India. Section 44A of the Code provides that where a foreign judgment has been rendered by a court in any country or territory outside India which the Government of India has by notification declared to be a reciprocating territory, it may be enforced in India by proceedings in execution as if the judgment had been rendered by the relevant court in India. The United Kingdom, but not the United States, has been declared by the Government of India to be a reciprocating territory for the purposes of Section 44A. Accordingly, a judgment of a court in the United States may be enforced only by a suit upon the judgment, not by proceedings in execution. The suit must be brought in India within three years from the date of the judgment in the same manner as any other suit filed to enforce a civil liability claim in India. It is unlikely that an Indian court would enforce foreign judgments if it viewed the amount of damages awarded as excessive or inconsistent with Indian practice. A party seeking to enforce a foreign judgment in India is required to obtain approval under the Foreign Exchange (Regulations) Act of 1973 ("FERA") from the RBI to execute such a judgment or to repatriate any amount recovered. The date of passing of the judgment would be the date for fixing the rate of exchange at which the foreign currency amount should be converted to Rupees.

    The Articles of Incorporation and Bylaws of the Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to the Fund or its shareholders for money damages.

Executive Compensation

    The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, Mitchell Hutchins Asset Management Inc., the Fund's administrator (the "Administrator"), or any affiliate thereof an annual fee of $10,000, plus $500 for each meeting of the Board of Directors or of a committee of the Board of Directors attended. In addition, the Fund reimburses directors and officers for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings and meetings of committees of the Board of Directors.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors for the fiscal year ended November 30, 1996 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds for which Jardine Fleming International Management Inc. acts as investment adviser (the "Fund Complex") for the fiscal year ended November 30, 1996.

  Compensation Table for the Fiscal Year ended November 30, 1996

                                                             Total
                                  Pension or                 Compensation
                                  Retirement     Estimated   From
                                  Benefits       Annual      Fund and
                    Aggregate     Accrued        Benefits    Fund Complex
Name and            Compensation  As Part of     Upon        Paid to
Position            From Fund     Fund Expenses  Retirement  Director
--------            ------------  -------------  ----------  ------------
Julian M.I. Reid    $     0        $ 0            $ 0        $     0(1)*
-- Director and
President

Sir Satcam Boolell  $ 6,536        $ 0            $ 0        $ 6,536(1)*
-- Director #

Jean Jocelyn de     $13,000        $ 0            $ 0        $13,000(1)*
Chasteauneuf--
Director

Ashok V. Desai      $12,500        $ 0            $ 0        $12,500(1)*
-- Director

Timothy R.H.        $13,000        $ 0            $ 0        $13,000(1)*
Kimber
-- Director

E.L. Rene Noel      $ 3,240        $ 0            $ 0        $ 3,240(1)*
-- Director

----------

* Indicates number of funds in Fund Complex (including the Fund) to which total compensation relates.

# Resigned, effective May 15, 1996

    No current or former employees, officers or directors of the Fund received remuneration in excess of $60,000 in the last fiscal year for service in all their respective capacities.

Control Persons and Principal Holders of Securities

    To the best knowledge of the Fund's management, based on a search of forms required to be filed with the Fund and the Securities and Exchange Commission by holders of more than five percent of the Fund's outstanding securities, Morgan Stanley, Dean Witter, Discover & Co. ("Morgan Stanley"), whose address is 1585 Broadway, New York, New York 10036, beneficially owns 1,320,900 of the outstanding Shares (or 11.68%). Such Shares include Shares held in accounts managed on a discretionary basis by wholly-owned subsidiaries of Morgan Stanley, including Miller Anderson & Sherrerd LLP, whose address is 1 Tower Bridge, Suite 1100, West Conshohoken,

Pennsylvania 19428, who beneficially owns 1,269,800 of the outstanding Shares (or 11.23%). The Shares managed by Miller Anderson & Sherrerd LLP include shares beneficially owned by the Commonwealth of Pennsylvania State Employees Retirement System, whose address is 30 North Third Street, Fifth Floor, Harrisburg, Pennsylvania 17101, who beneficially owns 751,000 of the outstanding Shares (or 6.6%). With the exception of the Commonwealth of Pennsylvania State Employees Retirement System, no such account holds more than 5% of the Shares. The officers and directors of the Fund, as a group, own less than one percent of the outstanding Shares.

Investment Adviser

    The Fund has appointed Jardine Fleming International Management Inc. to act as the Fund's investment adviser pursuant to the Investment Advisory Agreement with the Fund. The Investment Adviser is an indirect wholly-owned subsidiary of Jardine Fleming Group Limited ("Jardine Fleming") which is jointly owned by Jardine Matheson Holdings Limited, a Hong Kong-based trading group, and Robert Fleming Holdings Limited, a London-based investment banking group. See "Management of the Fund--Investment Adviser" in the Prospectus.

Jardine Fleming Group Limited

    Established in 1970 in Hong Kong, Jardine Fleming provides a fully integrated range of investment services, including investment management, securities sales and trading, corporate finance and currency trading. Jardine Fleming maintains a network of offices in the Asia Pacific region, including offices in Hong Kong, Shanghai, Japan, South Korea, Taiwan, Singapore, Thailand, Malaysia, Philippines, Indonesia, India, Australia, New Zealand, Sri Lanka and Pakistan, with a staff of over 3,750, of which approximately 1,284 are based in Hong Kong and approximately
163 are based in India. The investment management activities of Jardine Fleming are centered in Hong Kong, where 29 specialist fund managers are based, managing investment funds for a broad range of investment clients, including employee benefit plans, dedicated single country funds, regional funds, a wide range of unit trusts and individual accounts. At May 31, 1997, Jardine Fleming had approximately US$20 billion under management or advice.

    Jardine Fleming India has had an office in Bombay since April 1992 and opened an office in Delhi in December 1995. In November 1993, Jardine Fleming India was granted a Category 1 Merchant Bank Certificate by the SEBI. The Investment Adviser will have access to the Jardine Fleming India research department in Bombay, which includes 23 analysts dedicated to the Indian securities markets, the research department in Pakistan, which includes five analysts dedicated to the Pakistani securities markets, and the research department in Sri Lanka, which includes five analysts dedicated to the Sri Lankan securities markets.

Jardine Matheson Holdings Limited

    Jardine Matheson Holdings Limited ("Jardine Matheson") is the holding company of the Jardine Matheson group of companies. Jardine Matheson has its primary listing on the London Stock Exchange, with further listings in Hong Kong, Australia, Luxembourg and Singapore. Jardine Matheson's principal activities are based mainly in the Asia Pacific region but it also has significant interests in the United Kingdom, Continental Europe and the United States. The group has operations in over 30 countries and employs over 200,000 people in subsidiary and associated companies.

Robert Fleming Holdings Limited

    Robert Fleming Holdings Limited ("Robert Fleming") is the holding company of a London-based investment banking group that can trace its origins to 1873. It provides a broad range of financial services and had over US$86 billion under management at May 31, 1997. Its office network extends from the United Kingdom to France, Germany, Italy, Luxembourg, Switzerland, South Africa, Bahrain, the United States and Canada. Robert Fleming operates throughout the Asia Pacific region through Jardine Fleming.

Investment Advisory Agreement

    For its services under the Investment Advisory Agreement, the Fund pays the Investment Adviser an annual fee of 1.35% of the Fund's weekly net assets. The Fund's Board of Directors believes that the advisory fees paid by the Fund are higher than those paid by most U.S. investment companies investing in the securities of U.S. issuers, primarily because of the additional time and expense required in pursuing the Fund's investment objective of investing in Indian equity securities. Investing in Indian equity securities entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. Nevertheless, the Fund's Board of Directors believes the advisory fees paid by the Fund are comparable to the advisory fees paid by other funds investing in the equity securities of emerging market issuers.

    Certain other clients of the Investment Adviser or its affiliates may have investment objectives and policies similar to those of the Fund. The Investment Adviser and its affiliates may, from time to time, make recommendations which result in the purchase or sale of a particular security by such other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect, on the price or quantity of such securities available to the Fund. It is the policy of the Investment Adviser and its affiliates to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Investment Adviser and such affiliates to the accounts involved, including the Fund.

    The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in the course of, connected with or arising out of any services to be rendered under the Investment Advisory Agreement except by reason of willful misfeasance, bad faith or gross negligence on the Investment Adviser's part in the performance of its duties or by reason of reckless disregard on the part of the Investment Adviser of its obligations and duties under the Investment Advisory Agreement. In addition, the Fund has agreed to indemnify the Investment Adviser from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements of any kind or nature whatsoever (collectively, "Claims") which may be imposed on, incurred by or asserted against the Investment Adviser as a result of or in connection with the exercise, performance of, or failure to exercise or perform, the functions, obligations, duties, discretions or privileges of the Investment Adviser under the Investment Advisory Agreement, except for Claims resulting from the Investment Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

    The Investment Advisory Agreement provides that the Investment Adviser and its affiliates (including Jardine Fleming, Jardine Matheson and Robert Fleming) may use or grant to others the right to use the name "Jardine Fleming," or any combination or abbreviation thereof, and the Jardine Fleming logo, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and that at the request of the Investment Adviser the Fund will make such action as may be required to provide its consent to such use or grant. The Investment Advisory Agreement also provides that upon the termination of any investment advisory agreement into which the Investment Adviser and the Fund may enter, the Fund shall, upon request by the Investment Adviser, promptly take such action, as its own expense, as may be necessary to change its corporate name to one not containing the name "Jardine Fleming," and following such change shall not use the phrase "Jardine Fleming" or any combination or abbreviation thereof or the Jardine Fleming logo as part of its corporate name or for any other commercial purpose. See "Management of the Fund -- Investment Advisory Agreement" in the Prospectus.

                              INDIA

    Except as otherwise indicated, the information set forth in this Appendix has been extracted from various government and private publications. The Fund and its Board of Directors make no representation as to the accuracy of such extracted information, nor has the Fund or its Board of Directors attempted independently to verify it; furthermore, no representation is made that any correlation exists or will exist between the Indian economy in general and the performance of the Fund.

                             * * * *

    India is the seventh largest country in the world, with a land mass of 3.13 million square kilometers, and occupies most of the Indian sub-continent from the Himalayan mountain range in the north across the plains of the Indus and Ganges rivers and the Deccan Plateau to the southern peninsula.

    With a population estimated at 936 million as of October 1, 1996, representing a growth rate of approximately 10.6% from 846 million at the last census in 1991, India is the second most populous country in the world after China, accounting for approximately one-sixth of the world's total population. The population is increasing at approximately two per cent per year.

    India has a relatively low literacy rate by world standards of approximately 52% and large numbers of people live in poverty. At the same time it has a large middle class, estimated to be between 150 and 200 million, with professional qualifications and a tradition of entrepreneurial skills. Approximately 74% of India's people live in rural areas. Urban migration has been increasing steadily, however, and is expected to continue through the 1990s.

    India's population is comprised of numerous ethnic groups with diverse religions and languages. Hindus form the largest group, equaling approximately 83% of the population, followed by Moslems, Christians and Sikhs. The most common of the sixteen constitutionally recognized languages is Hindi, although English is used as the language of business, law and government throughout the country.

Government

    India can trace its history to 3000 B.C., and its civilization is one of the oldest in the world. It came under the influence of the British in the late 18th century and formed part of the British Empire until it gained independence in August 1947. Subsequently, it was divided into predominantly Hindu India and predominantly Moslem Pakistan. East Pakistan broke away and formed the separate country of Bangladesh in 1971. India has maintained a tradition of political secularism since independence.

    Since independence in 1947, India has been a federal and democratic republic and currently consists of 25 states and 7 union territories. The union territories are administered directly by the central government, and each has a governor appointed by the President. The states have elected governments which resemble the structure of the central government and legislate on a variety of subjects.

    India is governed under a constitution adopted on January 26, 1950. The Constitution provides for the separation of the executive, legislative and judicial powers. It has a bicameral parliamentary system consisting of the Lok Sabha (the House of the People) and the Rajya Sabha (the Council of States). The Lok Sabha as constituted at present consists of 545 members, two of whom are appointed by the President, and the Rajya Sabha has 250 members, 12 of whom are presidential appointments. India has regular elections and universal suffrage.

    According to the Constitution, the President heads the executive branch of government, advised by the Prime Minister and the Council of Ministers. The President appoints the Prime Minister and appoints the Ministers on the advice of the Prime Minister. The current President is Mr. K.R. Narayanan. In practice, power effectively resides with the Prime Minister; the President's role is largely ceremonial. India has an independent judiciary based on the British model.

    Generally, the government is formed by the party holding the majority of seats in the Lok Sabha, and the leader of the ruling party becomes the Prime Minister. India has only recently moved away from one-party political domination by the Congress (I) Party. Between 1947 and 1989 the government was effectively controlled by the Congress (I) Party, which in turn was dominated by the Nehru-Gandhi family. After the general election in November 1989, a coalition of the Janata Dal Party, the Bharatiya Janata Party ("BJP") and other parties formed a minority government under the leadership of V.P. Singh. This government was replaced in November 1990 by another coalition government headed by Chandra Shekhar and composed of members of the Congress
(I) Party and a faction of the Janata Dal Party. Several months later, general elections were called when the Congress (I) Party withdrew from the coalition. The Congress (I) Party and allied parties won the greatest number of seats in the June 1991 election and formed a government headed by Mr. P.V. Narasimha Rao. The Rao government was elected on a platform of economic reform which had previously been initiated by Rajiv Gandhi's government. The BJP has called for greater Hindu self-assertiveness but is committed, like the Congress (I) Party, to economic reform. The more fundamentalist members of the BJP, however, oppose the entry of multinationals in specific areas of the economy such as consumer products.

    The election of May 1996 resulted in a hung parliament as no party won a majority of the seats in the Lok Sabha in the elections. Following the elections, the President of India called upon the BJP, the largest party in the Lok Sabha, to form a government. After being unable to prove a majority on the floor of Parliament, the BJP-led Government resigned on May 28, 1996 and the President of India called upon the United Front (the
"UF"), a coalition of 14 different parties led by the Janata Dal Party, to form a government. The leader of the UF, Mr. H.D. Deve Gowda, was sworn in as Prime Minister on June 1, 1996 and, with the support of the Congress (I) Party, won a parliamentary vote of confidence on June 12, 1996. The UF championed a platform of secularism, federalism and social justice and differed from previous coalition experiments in its wide regional support and its attempt to forge a common minimum program. Mr. Deve Gowda subsequently lost a parliamentary vote of confidence on April 11, 1997 upon the withdrawal of support of the Congress (I) Party for the coalition government. Thereafter, the President of India once again invited the UF to form a government. Mr. I.K. Gujral of the UF was appointed Prime Minister to lead the new government and, with the support of the Congress (I) Party, won a parliamentary vote of confidence on April 21, 1997.

    Religious and ethnic differences have been a source of tension in India and have occasionally led to violence. In December 1992, widespread rioting throughout the country resulted from the destruction on December 6, 1992 of an Islamic mosque in Ayodhya by Hindu militants. The mosque was built in 1528 on a site which Hindus believe was the birthplace of their most important deity, Ram. The BJP supported the destruction of the mosque and the proposal to build a Ram temple on the site. As a result of the destruction of the mosque, a wave of communal violence swept the country.

    Mumbai and its surrounding area were affected by riots in January 1993 and by bomb blasts in March 1993, one of which occurred in the Bombay Stock Exchange (the "BSE") building and interrupted trading for a day. The riots resulted in more than 2,000 deaths, including 700 in Mumbai, considerable loss of property and the closure of the BSE for a period of three days. These events disrupted daily life and affected transportation of raw materials and goods, and industrial production declined as a result. The pace of economic reform initiated by the Rao government slowed following the riots, particularly efforts to control inflation and interest rates.

    There has also been communal unrest in the past as a result of a Sikh separatist movement. The movement began in 1978-79 as a demand for a separate country, Khalistan, to be ceded from the state of Punjab. The unrest peaked in the 1980s with widespread murders and looting. Sikh extremists took control of the Golden Temple at Amritsar and used it as their base until the government under Mrs. Indira Gandhi forced them out in 1982. The assassination of Mrs. Gandhi on October 31, 1984 by her Sikh bodyguards triggered a wave of anti-Sikh riots in Delhi.

    Mrs. Gandhi's son, Mr. Rajiv Gandhi subsequently became Prime Minister, but was assassinated on May 21, 1991 allegedly in retaliation for his initiative in sending a peace keeping force to Sri Lanka to assist the Sri Lankan government's management of the Tamil separatist movement in northern Sri Lanka.

External Affairs

    India is a member of international organizations including the United Nations, the General Agreement on Trade and Tariffs, the International Monetary Fund (the "IMF"), the International Bank for Reconstruction and Development (the "World Bank") and the Asian Development Bank ("ADB"). It is also a member of the Commonwealth of Nations and the South Asian Association for Regional Cooperation ("SAARC").

    India has recently come under pressure from the international community to participate in international agreements for the control of nuclear weapons. India has been reluctant to participate in such agreements because of the nuclear capabilities of its neighboring countries, particularly Pakistan, with whom India's relations have been strained. The United States has attempted to secure India's compliance by pressuring India's major trading partners into discontinuing important trade negotiations.

    Since the separation of India and Pakistan in 1947, a source of ongoing tension between the two countries has been the dispute over the northern border state of Kashmir, an area that was partitioned between the two countries at independence. The majority of Kashmir's population at the time of independence was Moslem, although the state was ruled by the Hindu Maharaja, Hari Singh.

    In 1948, the Maharaja ceded Kashmir to India in return for support against a Pakistan invasion. In 1948 and 1949, the United Nations adopted resolutions which called for a plebiscite to resolve the issue, but such a plebiscite has not been held. Pakistan gained control of half of Kashmir after a war in 1965. Both India and Pakistan continue to allocate substantial resources to the defense of their borders as a result of the dispute. Bilateral talks held in Islamabad in January 1994 between the two countries failed to make any progress on the issue, although the talks themselves were interpreted as a sign of interest in reducing tensions. In addition, there is an ongoing movement calling for an independent state of Kashmir.

    After independence, India formed trade relationships with the former USSR and the communist countries of Eastern Europe through a series of trade agreements. A barter arrangement was made between the USSR and India enabling India to export capital and consumer goods to the USSR in return for oil, petroleum products and defense equipment. The break up of the USSR in 1991 detrimentally affected India's economy. India is currently reassessing its relations with the separate nations which have emerged from the former USSR. See "Foreign Trade."

    India's relationship with the Peoples' Republic of China has been strained at certain periods since independence. A border dispute over the northeastern boundary of India which resulted in a war in 1962 remains outstanding, but trade between the two countries has recently increased. In September 1993, the two nations signed an agreement which put on hold their territorial claims.

    Relations with Bangladesh improved significantly after a dispute related to the sharing of water from the Ganges River was successfully resolved in 1996-97.

Economy

    India had the twelfth largest economy in the world on the basis of market exchange rates and at the close of fiscal year 1997 had an estimated GDP equivalent to US$355 billion and a GDP per capita of US$379 for that year. The IMF calculated that the economy was the sixth largest on the basis of purchasing power parity.

    In July 1991, the Rao government introduced a number of economic reforms (the "1991 Reforms") designed to increase economic growth by transforming India from a planned to a more market-oriented economy. The 1991 Reforms abolished most industrial licensing requirements, liberalized import controls and licenses and checked the growth of the money supply. The exchange rate of the Rupee was adjusted downwards by approximately 20%. Additional reforms were implemented as part of the 1992 and 1993 central budgets. The 1992 budget included certain tax reforms, as well as reductions in custom and excise duties.

    In August 1997, the Centre for Monitoring the Indian Economy
(the "CMIE") estimated that real GDP grew in 1996-97 by 6.1%. The following table sets out selected economic data for India for each of the fiscal years commencing from 1992-93:

                    Selected Economic Data(1)

                                   1992-93      1993-94      1994-95
                                   -------      -------      -------
GDP at Current Prices.........    7,053,000    8,010,000    9,537,000
Gross Domestic Savings........    1,495,236    1,714,140    2,374,713
Agricultural Production Index
  (1979-82=100)...............          152          157          165
Industrial Production Index
  (1980-81=100)...............          219          232          254
Electricity Generated (TWH)...          301          324          351
Gross Fiscal Deficit of
Central Government............      401,730      602,570      677,030
As % of GDP...................          5.7          7.4          6.1
Outstanding Internal Debt of
  Central Government..........    1,991,000    2,457,120    2,664,670
Consumer Price Index                    240          258          284
(1982=100)....................
Foreign Exchange Reserves 4...        6,434       15,068       20,809
Exports ($ millions)..........       18,537       22,238       26,223
Imports ($ millions)..........       21,882       23,306       26,261
Trade Balance ($ millions)....      (-3,345)     (-1,068)     (-2,028)



                                   1995-96      1996-97   1997-98(2)
                                   -------      -------   ----------
GDP at Current Prices.........    10,986,000  12,600,000  14,200,000
Gross Domestic Savings........     2,812,416
Agricultural Production Index
  (1979-82=100)...............           164         169         --
Industrial Production Index
  (1980-81=100)...............           283         291         --
Electricity Generated (TWH)...           380         292         --
Gross Fiscal Deficit of
Central Government............       602,430     631,310     654,640
As % of GDP...................           5.5         5.0         4.5
Outstanding Internal Debt of
  Central Government..........     3,033,590     332,883         --
Consumer Price Index                     312         342         373
(1982=100)....................
Foreign Exchange Reserves.....        17,044      22,367      29,000
Exports ($ millions)..........        31,831      33,106      36,600
Imports ($ millions)..........        36,370      38,548      43,000
Trade Balance ($ millions)....       (-4,539)    (-5,442)    (-6,500)

----------

Source: CMIE

(1) All figures in Rs millions

(2) CMIE estimates.

    India's balance of payments historically has been in deficit.

    The following table sets forth India's balance of payments for each of the fiscal years commencing from 1992-93:

                      Balance of Payments(1)

                            1992-93     1993-94    1994-95
                            -------     -------    -------
Trade Balance............    (3,345)    (1,068)    (2,028)
Current Account Balance..    (3,526)    (1,158)    (2,701)
Foreign Capital Inflow        4,254     10,022      7,660
(net)....................
Foreign Exchange Reserves     6,434     15,068     20,809



                            1995-96   1996-97  1997-98(2)
                            -------   -------  ----------
Trade Balance............   (4,539)   (5,442)    (6,500)
Current Account Balance..   (5,487)   (4,500)    (5,700)
Foreign Capital Inflow       2,568     9,800     12,400
(net)....................
Foreign Exchange Reserves   17,044    22,367     29,000

----------

Source: CMIE, Economic Survey 1996-97

(1) All figures in U.S. dollar millions

(2) CMIE estimates.

    The government has planned the economy through a series of five-year plans commencing with the First Five-Year Plan introduced by the Nehru government in 1951. The Central Planning Commission, which was established in 1950, is responsible for preparing five-year plans. From 1951 to 1968, the emphasis was on boosting agricultural production, building an industrial base and attempting to obtain a more equitable distribution of wealth. The government of Mrs. Indira Gandhi from 1969 to 1984 stressed socialism and public ownership. Capital controls were introduced during the period and multinationals were discouraged from investing in the country.

    For almost forty years after independence in 1947, India maintained predominately socialist and isolationist economic policies with a high level of state ownership and bureaucratic intervention. Government policy controlled prices and protected domestic industries from import competition rather than encouraging exports. A complex system existed of public monopolies of industries and services, industrial licensing, import restrictions and state direction, combined with tight controls on foreign exchange transactions and investments by foreigners. The public monopolies were granted government contracts, subsidized credit and insulation from competition. The government operated most of the financial institutions, and financial services were tightly regulated.

    In addition, India entered into barter trade arrangements with the USSR based on a fixed rupee-rouble exchange rate in which India exported capital and consumer goods in return for oil, petroleum products and defence equipment. India also had substantial trade links with Iraq and the communist countries of Eastern Europe. This system produced stable growth in real GDP of between 3% and 4% a year which was little more than the rate of population growth. As a result, the increase in real GDP per capita and living standards was considerably below that achieved by many neighboring Asian countries.

    In the mid-1980s, under the leadership of Prime Minister Rajiv Gandhi, the government implemented reforms to reverse its protectionist policies. More liberal and free-market economic policies were adopted, reducing restrictions and tariffs on imports, removing certain controls on industry, increasing the role of private enterprise and lowering corporate taxes. These reforms resulted from a general perception by the Gandhi government that Indian economic progress was slow compared with that of other Asian countries. It was encouraged in its economic reforms by the emerging affluent middle class.

    Following these reforms, the rate of real GDP growth increased to an average of 6% in the fiscal years 1985 to 1990 and peaked at 10.5% in the year ended March 31, 1989. However, this was accompanied by increasingly large trade and budget deficits, higher government borrowing, both externally and domestically, and higher rates of inflation. See "Inflation and Monetary Policy."

    In the middle of 1991, India suffered a severe balance of payments crisis exacerbated by the Gulf War, the break up of the former USSR and the collapse of Communism in Eastern Europe. Crude oil imports accounted for approximately 27% of India's total imports and, as a result of the Gulf War, India's oil import expenses increased substantially. Also, a significant proportion of India's foreign exchange inflows were gained from remittances by Indians living in the Gulf states who were forced to return to India as a result of the war. In addition, commercial borrowings and suppliers credit fell drastically as Standard & Poor's and Moody's downgraded India's credit rating.

    In the same year, the collapse of the USSR and the rupee-rouble parity affected India's exports to the Eastern
European countries. Trade with the Eastern European countries that accounted for approximately 18% of total foreign trade in 1991 accounted for only approximately 1.65% in 1995-96.

    The following table set forth details of India's external debt from the end of March 1991 to 1996.

                                            US$ Millions
                        ----------------------------------------------------
                          1991     1992     1993     1994     1995     1996
                        -------  -------  -------  -------  -------  -------
Multilateral............ 20,900   23,090   25,008   26,263   28,542   28,571
Bilateral............... 14,168   15,466   16,154   17,450   20,270   10,705
IMF.....................  2,623    3,451    4,799    5,040    4,300    2,374
Export Credit...........  4,301    3,990    4,322    5,203    6,629    5,523
Commercial Borrowing.... 10,209   11,715   11,643   12,363   12,991   12,748
NRI & Foreign
 Currency Deposits(1)
 (Banks
  & Others) > 1 years... 10,209   10,063   11,141   12,665   12,383   11,011
Rupee Debt(2)(3)........ 12,847   10,420   10,616   10,084    9,624    8,233
Short-term debt(4)......  8,539    7,070    6,340    3,627    4,269    5,034
                        -------  -------  -------  -------  -------  -------
  Total(5).............. 83,801   85,285   90,023   92,692   99,008   92,199
                        =======  =======  =======  =======  =======  =======

----------

Source: Finance Survey 1996-1997

(1) Includes accrued interest credited to foreign currency non-rupee deposits from end of March 1990 onwards.

(2) Debt owed to Russia denominated in rupees and converted at current exchange rates, payable in exports.

(3) Includes rupee suppliers' credit from end of March 1990 onwards.

(4) Does not include LC-based trade credit for which no estimates are available.

(5) Excluding defense debt.

    The Rao government, under pressure from the IMF and the World Bank, which had provided large emergency loans to India, introduced a structural adjustment program in July 1991 designed to make radical economic reforms. Pursuant to such program, industrial licensing was largely abandoned, public spending restricted, the private sector allowed to enter areas previously reserved for state monopolies and foreign corporations permitted majority equity ownership of Indian companies.

    Further freeing of the financial system occurred in 1992. The rupee was made partially convertible on the trade account based on a 60:40 formula, in which 60% of foreign currency could be converted at the market rate and 40% at the lower Reserve Bank of India ("RBI") administered official rate. In addition, tariffs were cut, import licensing was abolished, Indian companies were permitted, with appropriate authorizations, to issue securities outside India and foreign institutions were authorized to invest directly in Indian securities markets. Foreign ownership was encouraged for the first time since independence. India's foreign currency reserves increased from a low of approximately US$1.1 billion, equivalent to two weeks' imports, in June 1991 to US$5.6 billion by March 1992.

    The following table sets forth India's total reserves and transactions with the IMF for the fiscal years 1980-81 to 1995-96.


                                Transactions with the IMF
                  Total               (US$ millions)
               Reserves(1) --------------------------------------
               -----------                            Outstanding
                  RS                                  Repurchase
                 Crore     Drawings     Repurchases   Obligations
                 -----     --------     -----------   -----------
1980-81......    6,823         342            16           327
1981-82......    4,390         692            40           964
1982-83......    4,896       1,968                       2,876
1983-84......    5,649       1,376            70         4,150
1984-85......    5,952         201           134         3,232
1985-86......    6,520          --           209         4,290
1986-87......    6,574          --           521         4,291
1987-88......    6,223          --           930         3,653
1988-89......    4,802          --         1,070         2,365
1989-90......    3,962          --           873         1,493
1990-91......    5,834       1,858           647         2,623
1991-92......    9,220       1,240           460         3,451
1992-93......    9,832       1,623           335         4,799
1993-94......   19,254         325           134         5,040
1994-95......   25,166          --         1,146         4,300
1995-96......   21,687          --         1,710         2,374
----------

Source:Government of India, Economic Survey 1992-93; CMIE.

(1) Includes gold, SDRs and Foreign Exchange.

    The budget for the fiscal year ending March 31, 1994 continued the process of reform by further relaxing elements of the government's regulation of the economy. The Rupee was made fully convertible on the trade account. Exporters were permitted to convert 100% of their foreign currency into Rupees at a market-determined rate as compared to the previous 60:40 formula. Import tariffs were reduced. Domestic tariffs on a range of products, including consumer durables, cars and textile-related goods, which dampened industrial production and economic growth, also were reduced. In addition, the gradual program of privatization of state-owned companies was confirmed.

    The proposed 1994-95 budget, announced on February 28, 1994, incorporated additional measures intended to promote industrial growth in India, including reducing the minimum lending rate for nationalized banks from 15% to 14%, further reducing import duties and facilitating convertibility of the Rupee.

    Fiscal balance, tax reform, social equity and poverty alleviation were some of the major considerations of the government's 1995-96 budget, with the goal of fully recovering from the fiscal set-back of 1993-94. The budget for 1995-96 emphasized strengthening the incentives for investment, simplifying the tax system, reducing tax rates and increasing buoyancy in revenues.

    The UF presented its maiden budget for 1996-97 on July 22, 1996. It exhibited a commitment to carry forward the fiscal consolidation within the framework of the common minimum program of the government, focusing on accelerating economic growth, providing basic minimum services to the poor and enhancing infrastructure investment. Highlights of the budget included proposals to establish the Infrastructure Development Finance Company, which will act as a direct lender, a refinancer and financial guarantor, raise the percentage of an Indian company's total issued capital allowed to be held by an individual FII to 10% from 5% for an individual FII to 10% within the aggregate limit of 24%, set up a drafting team to rewrite the Companies Act of 1956, allow non-voting shares up to 25% of a company's issued capital, and establish the Disinvestment Commission and Tariff Commission. The budget introduced a "Minimum Alternate Tax" on companies that do not pay taxes due to numerous exemptions available but show high book profits, reduced long term capital gains tax from 30% to 20% for domestic companies and brought about further reductions in, and the rationalization of, the indirect duty structure. The budget indicated the government's resolve to reduce the fiscal deficit to below 4% of GDP.

    The Eighth Five Year Plan (1992-1997) that came to a close in 1996-97 encompassed the initial five years of India's reform and globalization efforts. As shown in the Economic Survey 1996-97, reforms in areas like industrial delicensing, foreign investment, trade policy, financial sector and capital markets were generally successful. The manufacturing sector grew at an average of 200 basis points faster than in the years of the Seventh Plan (1985-1990), while GDP at factor cost grew at an average rate of 6.5% compared to 6% in the Seventh Plan. The openness of the economy increased significantly with external trade (exports plus imports) increasing from 15.6% of GDP in 1990-1991 to 22.5% in 1995-96. The balance of payments improved considerably, and the central government's fiscal deficit as a proportion to GDP declined significantly. The average rate of gross domestic savings rose from 20.6% of GDP in the Seventh Plan to 23.9% in the first four years of the Eighth Plan.

    The 1997-98 budget was bold in its approach towards taxation and was intended to encourage growth in an economy that was showing signs of slowing down due to high real interest rates and decelerating consumption and investment demand. Significant announcements included: the abolition of ad hoc treasury bills, to be replaced by "ways and means advances" from the RBI; a statement of intent to move towards capital account convertibility; a reduction in personal income tax rates (for example, from 40% to 30% for the highest income tax bracket); a reduction in corporate tax rates from 43% to 35% for Indian companies and from 55% to 40% for foreign companies; and the elimination of the 7.5% surcharge on corporate taxes. The tax on shareholders' dividend income has been replaced by a 10% tax on the distributable profits (funds allocated for dividends of Indian corporations) and the minimal alternate tax was modified to exclude export profits.

    In addition, the government has introduced other legal and regulatory reforms to increase investment. Ownership of domestically issued share capital of listed companies by non-resident Indians ("NRI"), overseas corporate bodies ("OCBs") and FIIs was increased from 24% to 30%, provided that the board of directors and the shareholders of a company approve of the increase by a special resolution. The limit for investment by a venture capital fund in any single company is to be increased from 5% to 20% of the corpus of the company. Telecommunications, oil exploration and industrial parks have been added to the list of sectors enjoying infrastructure status, which means that certain projects in such sectors will enjoy a five-year tax holiday. There was a reduction in the peak import duty from 50% to 40% and a rationalization of excise duties to eventually achieve an average rate of 18%. Additional measures requiring further legislation are the amendments to the Companies Act to permit companies to buy-back their shares, replacement of the

FERA with a Foreign Exchange Management Act and a proposal to open up the health insurance sector to private Indian firms.

    Despite these reforms, India remains a relatively tightly controlled economy. A large proportion of industry and the financial system remain under state control with limited progress having been made in privatization. State-owned companies still receive large subsidies and are heavily-staffed, and India has an extensive bureaucracy.

    Public-sector employee unions have exerted pressure on the government in an attempt to slow privatization reforms. In December 1993, employees from the telecommunications, airline and postal sectors went on strike for one day in protest against the government's privatization program. Privatization, referred to as disinvestment, is the government's policy of allowing 49% private ownership of state-owned organizations. Disinvestments of the government's shareholding in public sector companies through March 1997 amounted to Rs 105 billion and disinvestment in the public sector companies has been progressing at a steady rate.

    The following table set out the employment in the public sector by industry in 1995.

  Employment in public sector                    Percentage
  by Industry Persons                     Share    Share
  -------------------                     -----  ----------
 Agriculture...........................       5       3%
 Mining and Manufacturing..............      49      25%
   Mining and quarrying................      10       5%
   Manufacturing and repair............      18       9%
   Utilities...........................       9       5%
   Construction........................      12       6%
 Services..............................     141      72%
   Transport, Storage and                    31      16%
 Communications........................
   Trade and commerce..................      14       7%
   Others (community/personal/social)..      95      48%
                                            ---     ---
     Total.............................     195     100%
                                            ===     ===
----------

All figures in lakh.

Source: Economic Survey 1996-97

    The following table shows approvals granted by the Indian government for foreign direct investment in India by investors in selected countries for the calendar years 1995 to 1997:

               Foreign Direct Investment Inflows(1)

                            1995     1996    1997
                           ------  ------- ------
              Mauritius..      97     507     846
              USA........     203     195     242
              Germany....      35     100     166
              Netherlands      45      50     124
              Japan......      95      61      97
              Singapore..      25      60      76
              Sweden.....      18       2      61
              Korea......      12      24      58
              UK.........     144      71      54
              Others.....     100     349     334
                           ------  ------  ------
              Total......     872   1,418   2,057
                           ======  ======  ======
----------

Source: RBI Annual Report, 1996-97

(1) In US$ millions. The table does not include NRI investments

    Although the contribution of agriculture to GDP has progressively declined, agriculture remains one of the most important sectors of the Indian economy, accounting for approximately 29% of GDP and providing employment, directly or indirectly, to around 69% of the working population. These are far larger percentages than in most developed industrial countries. India has devoted considerable resources to improving agriculture and has been self-sufficient in food since 1974. It is now a net exporter of food grains. The main agricultural exports are cotton, sugar, sugar cane, tea and juice.

    The climate has a significant impact on the agricultural sector. India has three distinct seasons: summer from March to June, the wet season from July to October and winter from November to February. Rainfall in the four wet months provides the source of water for most irrigation projects. As 23.3% of the total cultivated land is irrigated, low rainfall has a significant effect on the supply of water available for agriculture. Given the high employment in the sector, a bad monsoon has a profound effect on the country. In 1996-7, India experienced its ninth consecutive good monsoon.

    Industry accounts for approximately 29% of India's GDP. The main industries are finished steel, cloth, cement, fertilizers and vehicles. Services account for approximately 42% of GDP. During the Eight Five Year Plan (1992-1997) agriculture grew at an average rate of 3.6%, industry at 8.1% and services at 7.3%.

    The following table shows the sectoral share of agriculture, industry and services as a percentage of GDP in calendar years
1970, 1980, 1990 and 1996.

                              Percentage of GDP
                        -----------------------------
                        1970    1980     1990    1996
                        ----    ----     ----    ----
       Agriculture...    45      38       33      29
       Industry......    23      25       28      29
       Services......    32      37       39      42
----------

Source: Economic Survey 1996-97

Inflation and Monetary Policy

    The Reserve Bank of India (the "RBI") is responsible for formulating the country's monetary policy. However, in practice, fiscal policy influences the monetary policy. Price stability and adequate supply of bank credit to the productive sector have been the two basic objectives of the monetary policy.

    The inflation rate measured by the movement of the Wholesale Price Index shows four distinct phases between 1991-92 to 1996-97. The first phase involved an escalating inflationary path with the annual inflation rate attaining a peak level of over 16% in September 1991, just before the start of economic reforms. The second phase saw a gradual decline, with the inflation rate declining to 6.9% in April-May 1993. The third phase (1994-95) exhibited a new upward trend in prices, albeit not as strong as the first phase (1991-92), which peaked at 12% by January 1995. India is now in the fourth phase with the inflation rate decelerating to 5.3% in July 1997.

    The basic objectives of monetary policy for 1994-95 were to meet the challenge of a large increase in capital inflow by increasing the productive use of foreign exchange and to bring about a reduction in the inflation rate. Two major initiatives were undertaken to improve the working of the monetary system. First, an agreement was signed in September 1994 between the RBI and the Ministry of Finance to gradually phase out, by the end of 1996-97, the central government's borrowing from the RBI through ad-hoc treasury bills, thereby ending the automatic monetization of the central government's deficit. This was intended to sever the link between the fiscal deficit and monetary growth and force the government to borrow directly from the market at market rates. Second, the minimum lending rate on bank loans above Rs
0.2 million was freed from the government's control, and banks were given the freedom to set market determined lending rates.

    Monetary management in 1995-96 moderated money supply growth, thereby restoring the downward trend in inflation. Money supply growth was brought down from 22.3% in 1994-95 to 13.7% in 1995-96. Interest rate deregulation was extended from the lending side to the deposit side. From October 1, 1995, scheduled commercial banks were allowed to fix their own interest rates on domestic term deposits with maturities of over four years.

    Monetary policy for 1996-97 sought to consolidate the gains on the inflation front. The decline in industrial production from a growth rate of 11.8% in 1995-96 to one of 6.5% in 1996-97 motivated the RBI's attempts to increase the availability of lendable resources and thereby reduce the cost of credit to the industrial sector. There was a significant reduction in the cash reserve ratio (the "CRR") required to be maintained by banks from 14% to 13% effective April 27, 1996 and 13% to 12% effective July 6, 1996. Effective July 2, 1996, the minimum period of term deposit of banks was reduced from 45 days to 30 days, the maximum interest rate on deposits between 30 days to one year was reduced from 12% to 11% and interest rates on term deposits over 1 year were deregulated. The busy season credit policy announced on October 19, 1996 attempted to facilitate the speedy delivery of credit and was aimed at bringing about a reduction in interest rates. The policy also called for the further reduction of the CRR from 12% to 10% in four phases, to be implemented between October 1996 to January 1997. Each percentage cut in the CRR was expected to enhance lendable resources by about Rs 42.75 billion. The maximum interest rate chargeable on deposits between 30 days to one year was further reduced to 10%. Banks were allowed to invest up to five percent of its incremental deposits in the previous year in shares and debentures of private companies in the secondary market.

    Sluggish industrial growth, slow growth in non-food bank credit and the persistence of relatively high lending rates despite comfortable liquidity prompted the RBI to structure the slack season credit policy to further reduce the cost of credit. By eliminating the requirement to maintain the CRR on overnight interbank liabilities, the RBI paved the way for greater integration of the money market, the government securities market and the forex market, thereby facilitating the emergence of a continuous yield curve. The policy revived the bank rate as the reference rate by linking it to the interest rates related to term deposits of varying maturities and to the refinance rate offered by the central bank. The RBI also reduced the bank rate from 12% to 11%. The quantitative limits on lending inherent in the consortium lending rules were removed. The rules limiting a bank's investment in shares, debentures and bonds to 5% of its incremental deposits in the previous year was modified so that the limit applies to only ordinary shares of corporate shares. In other words, banks were allowed to invest freely in corporate bonds and debentures based on their own investment judgment and subject to other prudent norms. The policy gave a fillip to the development of long term rupee-forex swap market by allowing authorized dealers to run a swap book within their open positions and gap limits without the RBI's prior approval. On June 25, 1997 the RBI reduced the bank rate from 11% to 10%, signaling further downward revision in the interest rate structure.

    Due to these various measures, interest rates declined significantly. At the shorter end, 91-day treasury bill rates have declined from 9.96% in August 1996 to 6.59% in August 1997 and 364-day treasury bill rates have gone down from 12.61% in August 1996 to 8.33% in August 1997. The prime lending rates have come down by approximately 300 basis points from 16.0%-16.5% in August 1996 to 13.5% in August 1997.

    The following table sets out the inflation rate as measured by the percentage change in the Consumer Price Index for calendar years since 1990.

            Percentage Change in Consumer Price Index

                                Percentage Change
                  Year         (percent per annum)
                  ------      --------------------
                  1990.........         6.1
                  1991.........        11.6
                  1992.........        13.5
                  1993.........         9.6
                  1994.........         7.5
                  1995.........        10.1
                  1996.........         9.9
                  1997.........         9.6
----------

Source: CMIE

Foreign Trade

    Due to the inward looking policies followed during the first four decades of India's independence, the country's share of world trade has historically been low and was at only 0.61% in 1994. With the onset of reforms and movement towards globalization since 1991-92, the openness of the Indian economy, measured by the ratio of foreign trade to GDP (Exports and Imports together as a percentage of GDP), has increased significantly from 14.2% in 1990-91 to 20.1% in 1996-97. The terms of trade, which measure the terms of exchange between a unit of exports and a unit of imports, have also improved with the net terms of trade (base year 1987) increasing from 96 to 1980 to 150 in 1995 and the income terms of trade (base year
1987) increasing from 68 in 1980 to 314 in 1995. The increase in the ratio of exports to imports from 66.2% in 1990-91 to above 85% in 1996-97 and an increase in the inflow of net receivables has resulted in a decline in the current account deficit from 3.2% of GDP in 1990-91 to 1.3% in 1996-97. The reduction in the current account deficit coupled with strong capital inflows (stemming from foreign direct investment and foreign portfolio investment) has led to an increase of India's foreign exchange reserves from US$2.2 billion in 1990-91 to US$26.0 as on September 5, 1997.

    The substantial deregulation, delicensing and removal of quantitative restrictions on imports and exports, the rationalization and simplification of export/import procedures, the progressive reduction of import tariffs, and the significant fiscal incentives given to exporters paved the way for the robust growth of external trade during the post reform period. Exports grew by 20%, 17.9%, and 21.4% in 1993-94, 1994-95, and 1995-96
while imports grew by 6.5%, 21.2%, and 28.7% during the same period. The deceleration in both the domestic demand growth and the growth in trading partner economies led to the decline in export growth to 4% and in import growth to 6% in 1996-97.

    Agriculture and allied products accounted for 19.2%, while manufactured products accounted for 75.4%, of total exports in 1995-96. Among manufactured goods, gems and jewelry accounted for 16.6%, textiles for 19.7%, metals machinery, and transport equipment for 9.7% and leather products for 5.4% of total exports. Among imports, fuel (including coal and petroleum, oil and lubricants) imports accounted for 23% and capital goods for 27.8% of total imports. The USA has been the largest market for Indian exports and the USA, the UK, Germany and other European countries accounted for 43.8% of India's total exports while the [LDCs] accounted for 26% of total exports in 1995-96. Almost 21% of total imports in 1995-96 were from OPEC countries and 37.4% were from the USA, the UK, Germany and other European countries.

    In accordance with the terms of GATT, a country is required to lift quantitative restrictions on imports imposed for balance of payments reasons when the position improves. As its foreign exchange reserve position improves, India is bound to phase out quantitative restrictions in respect of all items. As a part of the WTO agreement, India was required to bring its laws and regulations into conformity with its obligations under the agreement. India has a transition period of five years with effect from January 1, 1995 to apply the provisions of the agreement. An additional transition period of five years is also available for extending product patent protection to areas of technology not provided so far.

Currency

    The official currency of India is the Rupee. Until March 1, 1992, the official value of the Rupee was determined by the RBI in relation to a weighted basket of currencies of India's major trading partners. In the 1992 Budget, a new dual exchange rate mechanism was introduced to make the rupee partially convertible by permitting conversion of 60% of the foreign exchange received on a trade or revenue account at a market determined rate, and the remaining 40% at the official rate. All importers were, however, required to buy foreign exchange at the market rate.

    India moved towards current account convertibility with the budget announced in March 1993. The foreign exchange budget was abolished, the exchange rate was unified and transactions on the trade account were freed from exchange control. The determination of the exchange rate was left to the market. With its announcements on February 28, 1994 and August 19, 1994, the RBI made the rupee convertible for the current account transactions (related to goods and services) of the balance of payments.
There were further relaxations of restrictions on current account transactions in 1995-96 and 1996-97.

    The rupee is not fully convertible on the capital account for resident Indians. But capital account convertibility exists for foreign investors and non-resident Indian for undertaking direct and portfolio investments in India and repatriating profits, net of taxes, out of India.

    On an annual average basis, the rupee has consistently declined against the dollar since 1982. As part of its economic package, the Rao government devalued the rupee twice in three days in July 1991 by an aggregate of 21.5% against the US dollar. The rupee had previously been devalued by 33.6% in 1996 and by 17.9% in 1967.

    Despite the shift to a market determined system, the rupee-dollar rate remained steady at about Rs 31.4 for over two years after March 1993 mainly because of the large inflow of foreign portfolio investment in 1993 and 1994. To prevent appreciation of the domestic currency, the RBI bought dollars through open intervention in the market. Between the end of March 1993 and December 1994, about US$13 billion were added to foreign currency reserves. These inflows slowed in the last quarter of 1994-95, but the exchange rate of the rupee versus the US dollar remained stable until August 1995. The reduction in net capital inflows and the widening of the current account deficit in 1995-96 led to periodic speculative pressures on the exchange rate of the rupee and the eventual depreciation against the US dollar to Rs 37.0 as of February 9, 1996.

    The RBI's policy responses in early February 1996 to counter speculative pressures against the rupee were effective in rapidly restoring stability leading to the recovery in the rupee-dollar exchange rate to Rs 34.4 in March 1996 and further to 34.2 in April 1996. The exchange rate of the rupee moved in a narrow range of Rs 35.0 to Rs 35.9 between May 1996 and January 1997 owing to the relatively stable trade deficit, strong foreign capital inflows and relatively low domestic inflation rates. The combination of deceleration in imports growth, implying the further decline in industrial growth, and strong portfolio inflows driven by the expectations of economic recovery due to the significant downward movement of interest rates imparted strength to the rupee which appreciated by 0.36% against the dollar during April-July 1997. During April-July 1997, the RBI purchased US$4.5 billion from the forex market to avoid the appreciation of the rupee. Due to the public references by the Governor and the Deputy Governor of the RBI indicating that the rupee could be overvalued, the exchange rate depreciated from Rs
35.7 per dollar on August 20, 1997 to an intra-day high of Rs
36.5 per dollar on August 22, 1997. As on September 5, 1997, the exchange rate was Rs 36.56 per dollar.

    A Committee on Capital Account Convertibility was established by the RBI pursuant to a commitment made by the Finance Minister in the Budget for 1997-98. The committee presented its report on June 3, 1997 and recommended a phased implementation of capital account convertibility over a three year period commencing 1997-98. The committee has recommended that fiscal consolidation, a mandated inflation target of three to five percent and strengthening of the financial system should be regarded as crucial preconditions and signposts for leading the economy towards capital account convertibility. In the conduct of exchange rate policy, the committee recommended that, the RBI should have a monitoring band of plus or minus five percent around the neutral Real Effective Exchange Rate ( the "REER") and ordinarily intervene as and when the REER is outside the band. The committee also stressed the need to have transparency in the management of foreign exchange policy.

    The following table sets out exchange rates for the Rupee against selected major currencies for each of the fiscal years ended March 31, 1993 to March 31, 1997:

                      Average for the Fiscal Year Ended March 31,
                   ------------------------------------------------
                    1993       1994       1995       1996      1997
                    ----       ----       ----       ----      ----
US$............    30.65      31.37      31.40      33.45     35.50
DM.............    19.59      18.74      20.20      23.40     22.92
Pounds             51.69      47.21      48.82      52.35     56.36
Sterling.......
Japanese Yen...    0.246      0.291      0.316      0.348     0.316
----------

Source: RBI Annual Reports, 1993-94, 1994-95, 1996-97

                   SECURITIES MARKETS OF INDIA

    Except as otherwise indicated, the information set forth in this section has been extracted from various public and private sources. The Fund and its Board of Directors make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted independently to verify it; furthermore, no representation is made that any correlation exists between the securities markets of India or their performance in general and the performance of the Fund.

Indian Markets

    India has a long history of organized securities trading. At the end of the eighteenth century, transactions were recorded in loan stock of the East Indian Company. In 1875, the BSE, the oldest stock exchange in Asia, was established. India currently has 23 stock exchanges, including the fully automated National Stock Exchange of India Limited (the "NSE") which opened on July 23, 1994, and the Over The Counter Exchange of India (the "OTC Exchange"). The BSE and the NSE are the major stock exchanges in India. At the end of June 1997, there were 5,844 companies listed on the BSE (market capitalization: Rs 5.9 trillion) and 1,496 on the NSE (market capitalization: Rs 5.7 trillion), many of which are family-controlled or tax shelter companies whose shares are frequently traded. As of June 30, 1997, the New York Stock Exchange comprised 2,979 listed companies with a total market capitalization as of US$8.6 trillion. According to the BSE, there were about 6,000 brokers in India as of August 29, 1997.

    The BSE accounted for about 33% of the aggregate trading turnover (in Rs) on the BSE and the NSE during the first half of 1997. The other principal regional exchanges in India are the Ahmedabad, Calcutta, Delhi, and Madras Stock exchanges. Many companies are listed and traded on more than one exchange. The OTC Exchange was established on September 29, 1992 as part of the move towards scripless trading. Its objective is to assist smaller companies which do not meet the criteria for listing on the major stock exchanges to list and develop a secondary market for their shares. As of April 30, 1997, the shares of 110 companies and debentures of 15 companies were traded on the OTC Exchange, with a total market capitalization of Rs 3.2 billion.

    As part of India's program of economic reform which began in 1991, the government announced its intention to establish a national stock exchange in 1994. On April 27, 1994, the Indian government gave final clearance for establishing the NSE in Bombay by financial institutions and banks. The NSE serves as a national exchange, integrating stock markets all over India by providing nationwide, on-line screen facilities with market-making, electronic clearing and settlement. The NSE commenced its operations with a wholesale debt market on June 30, 1994 and recorded average daily trading volume of approximately Rs 400 million during July 1994. Trading in equity securities, primarily of large companies, commenced on November 3, 1994. The main participants in the wholesale debt market segment are banks, financial institutions and large corporations. As of June 14, 1995, the number of securities admitted for trading on the capital market segment had reached 1,028, and trading volume had achieved levels equal to those on the BSE. The gross traded value on the NSE has risen from an average daily figure of Rs 100 million in November 1994 to Rs 1,200 million in May 1995.

    Listed companies on the BSE are divided into 3 groups, the "A", "B1" and "B2" groups. The distinction between B1 and B2 results from an historical difference wherein B2 group shares were settled "broker to broker" and within a settlement cycle of 15 days, while transactions in A and B1 group shares had a seven day settlement cycle and were settled through clearing house. Currently, shares in all three groups have a seven day settlement cycle and settle through a clearing house. Forward trading is permitted only in A group shares, and custodial settlement is permitted only for A group and B1 group shares. The exchange categorizes these shares on the basis of liquidity, market capitalization and trading frequency in the respective counters. As of August 1997, the 100 leading "A" group of shares accounted for 94.4% of total turnover on the BSE, and the "B1" and "B2" groups accounted for about 5.6% of total market turnover.

    The Indian securities markets are generally smaller and more volatile than the securities markets in major OECD countries. There is also a lower level of regulation and monitoring of the Indian securities market and the activities of investors, brokers and other participants than in major OECD markets. The Indian stock exchanges have in the past experienced substantial fluctuations in the prices of listed securities. The BSE Sensitive Index decreased from 3,110.49 on December 22, 1995 to 3,085.2 on December 24, 1996, reaching a high for 1996, of 4,069.26 on June 18, 1996 and a low of 2,745.1 on December 4, 1996. In 1997, the index has risen further to 3,876.08 on August 29, 1997, reaching a high of 4,612.47 on August 5, 1997 and a low of 3,060.56 on January 1, 1997.

    The Indian stock exchanges (including the BSE) have experienced problems which, if such or similar problems were to continue or recur, could affect the market price and liquidity of the securities of Indian companies in both domestic and international markets. These problems have included temporary exchange closures, broker defaults, settlement delays and strikes by brokers. In December 1993, the Ahmedabad, Bombay, Calcutta and Delhi exchanges were closed for a period of eight days as a result of a strike by brokers protesting the ban of the Securities and Exchange Board of India (the "SEBI") on forward trading on specified shares. In addition, the governing bodies of the Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements.

Primary Markets

    Under the Companies Act, 1956 (the "Companies Act"), a public offering of securities in India must generally be made by means of a prospectus, which must contain information specified in the Companies Act by SEBI and be filed with the Registrar of Companies having jurisdiction over the place where a Company's registered office is situated. A company's directors and promoters are subject to civil and criminal liability for misstatements in the prospectus. The Companies Act also sets forth procedures for the acceptance of subscriptions and the allotment of securities among subscribers and establishes maximum commission rates for the sale of securities.

    The SEBI has issued detailed guidelines concerning disclosure by public companies and investor protection which impose further disclosure requirements and provide for review by the SEBI of all prospectuses. Under rules effective until mid-1992, Indian authorities regulated the prices at which companies could issue securities. SEBI guidelines now permit existing listed companies to freely price their issues, though the pricing of initial public offerings is subject to certain restrictions. Existing private and closely held companies coming out with their first public issue are permitted to price the issue freely only if they have a three year track record of consistent profitability. A new company (a company which has not completed

12 months of commercial operations and whose audited operative results are not available) can issue capital at par.

    All new issues governed by the SEBI guidelines are conditional upon a minimum subscription requirement of 90 percent of the securities being issued. In July 1996, SEBI relaxed the foregoing minimum subscription requirement in the case of "offer for sale" of securities, but introduced regulation which requires that there be a minimum of ten shareholders for every Rs 100,000 of the nominal value of shares offered to the public. In the case of public issues, the requirement is for a minimum of five shareholders for every Rs 100,000 of the nominal value of shares offered to the public. Formerly, the promoters were required to retain a certain minimum specified holding of equity capital which was subject to a lock-up of five years. This requirement has been relaxed recently by SEBI for listed companies with a three year record of profitability and dividend payments.

    Promoters making an offering must subscribe for a minimum percentage of such issue Moreover, such promoters are required to pay their full subscription amount in advance before the public issue except in cases where the promoter contribution exceeds Rs 1 billion, in which case they are required to pay 50% of their contribution including premium, if any, before opening of the issue to the public and the remaining 50% in advance pro rata before calls on the public are made.

    Public limited companies are required under the Companies Act to prepare, file with the Registrar of Companies and circulate to their shareholders audited annual accounts which comply with the Companies Act's minimum disclosure requirements and regulations governing their manner of presentation. In addition, a listed company is subject to continuing disclosure requirements pursuant to the terms of its listing agreement with the relevant stock exchange. Such requirements include the publication of half-yearly unaudited financial statements.

    The admission of securities to listing on a recognized Indian stock exchange is regulated by the Securities Contracts Regulation Rules, 1957 (the "Rules"). Only those companies with an issued share capital par value of Rs 100 million and whose shares are widely held are allowed to list their shares on the BSE and NSE, and only those companies whose issued share capital par value is more than Rs 50 million may list their shares on other existing recognized stock exchanges. Companies with paid-up share capital of more than Rs 3.0 million but less than Rs 250 million may list their securities on the OTC Exchange. Although the listing of a company's shares is generally optional, the government may compel public companies to list their securities on the stock exchange if the listing would be in the public interest. Generally, at least 25% of the equity shares of a company seeking a listing are required to be offered to the public. The Indian government now permits statutory governmental bodies which have been formed by special Acts of Parliament or by State legislation on a case-by-case basis to have their shares listed on stock exchanges.

    Under the standard terms of the stock exchange listing agreements, the governing body of each stock exchange is empowered to suspend trading or dealings in a listed security for breach of its obligations under such agreement, subject to the company receiving prior notice of the intent of the exchange. A listed company can also be delisted after a notice period of six months if the number of public shareholders falls below five for every Rs 100,000 nominal value of shares offered to the public, the public shareholding falls below 50 percent of the number of shares offered to the public or the listed company fails to pay annual listing fees to the relevant stock exchange. In the event that a suspension of a company's securities continues for a period in excess of three months, the company may appeal to the government to set aside the suspension. The government has the power to veto stock exchange decisions in this regard.

    The primary market for equity shares has grown tremendously since the late 1970s, when a spate of foreign companies divested themselves of a part of their "foreign" equity stake to comply with the FERA. Market growth accelerated in 1985, reflecting the general buoyancy of the stock markets and the increase in the number of new issues offered to the public. Simultaneously, equity investment gained acceptance as a means of saving by India's growing urban population.

    Under the controlled price regime that had been promoted by the Controller of Capital Issues, equity issues by new companies had to be priced at par value while the pricing of new issues of existing non-listed companies and rights issues of listed companies was based primarily on the weighted value ascribed to historic earnings and book value. For this reason, offerings were generally made at a substantial discount to prevailing market price and tended to be heavily over-subscribed. After the introduction of a freer pricing mechanism, recent offerings have been made closer to the expected discounted market price. Consequently, the number of over-subscribed offerings has declined significantly, with some issues being under-subscribed.

    Based on statistics published by the Centre for Monitoring the Indian Economy, an independent research institute, total finances raised through the capital market declined by 48.4% from Rs 491.4 billion in 1994-95 to Rs 253.4 billion in 1996-97.
Equity issues (Rs 359.4 billion) that contributed almost 73% of total resources raised in 1994-95 declined significantly to 39.6% (Rs 100.3 billion) of total resources raised in 1996-97. Debt issues accounted for 60.4% of total finances raised in 1996-97 as opposed to 27% of total resources in 1994-95.

    With appropriate approvals of the Indian government, Indian companies with satisfactory earnings histories may also issue convertible bonds and global depository receipts in the international financial markets.

Secondary Markets

    There are two indices generally used to monitor the aggregate price movements on Indian stock exchanges. The BSE Sensitive Index, the most commonly quoted index, is based on the price changes of the 30 most actively traded companies on the BSE representing 18 industries. The base year is 1978-79 and the index is calculated daily. The price of each component share in the index is weighted by the number of shares outstanding. The BSE National Index is a more broad-based index and is calculated based on the prices of 100 companies trading on the five major stock exchanges of Mumbai, Ahmedabad, Calcutta, Delhi and Madras, including the 30 companies which comprise the BSE Sensitive Index. The base year is 1983-84. The following table sets forth the yearly high, low and close of the BSE Sensitive Index and the BSE National Index for the years 1985 to 1996.

                         BSE Sensitive Index
                    -------------------------------
                     High        Low        Close
                     ----        ---        -----
       1985.....      539.70     273.41      527.36
       1986.....      664.54     482.41      524.45
       1987.....      578.75     405.57      442.17
       1988.....      719.07     390.00      666.26
       1989.....      798.01     625.32      778.64
       1990.....    1,559.43     659.30    1,048.29
       1991.....    1,915.12     956.11    1,908.85
       1992.....    4,546.00   1,945.48    2,615.37
       1993.....    3,454.81   2,036.81    3,346.06
       1994.....    4,630.54   3,454.08    3,926.90
       1995.....    3,932.09   2,922.16    3,110.49
       1996.....    4,069.26   2,745.06    3,085.20



                          BSE National Index
                    -------------------------------
                      High        Low        Close
                      ----        ---        -----
       1985.....       236.19    121.18      236.19
       1986.....       282.64    229.95      249.25
       1987.....       267.24    211.02      227.81
       1988.....       361.04    206.67      340.49
       1989.....       421.89    324.20      419.13
       1990.....       762.72    370.32      528.57
       1991.....       917.10    491.77      893.27
       1992.....     2,048.97    901.73    1,184.60
       1993.....     1,658.90    933.96    1,613.64
       1994.....     2,176.48  1,677.77    1,863.76
       1995.....     1,860.77  1,342.10    1,430.75
       1996.....     1,842.50  1,217.09    1,363.38

----------

Source: Bombay Stock Exchange

    The table below sets out selected information on the top 20 companies by market capitalization listed on the BSE National
Index as of July 31, 1997.
                                                                    Market
                                                       Number   Capitalization
                                                       of       ---------------
                                                       Shares           US $
Rank             Company                 Sector        (1)      Rs Cr   million
---- -------------------------- ---------------------- -------  ------  -------
 1   Hindustan Lever Ltd        Consumer non-durables    146.0  28,257  7,926
 2   MTNL                       Health & Personal Care    54.4  17,550  4,923
 3   SBI                        Banking                  473.8  17,019  4,774
 4   Reliance Industry Ltd      Textiles & Apparel       456.0  16,804  4,714
 5   ITC                        Beverages & Tobacco      242.4  12,639  3,545
 6   HPCL                       Energy Sources           208.9  10,826  3,037
 7   Bharat Heavy Electricals   Energy Equipment &       244.8  10,445  2,930
     Ltd.
                                Services
 8   The Tata Engineering and   Automobiles              241.9   9,981  2,800
     Locomotive Co., Ltd.
 9   SAIL                       Metals, Steel          3,986.0   9,913  2,781
10   Hindalco Industries Ltd    Metals, Non-Ferrous       49.5   8,364  2,346
11   Tata Iron & Steel Co. Ltd. Metals, Steel            338.0   8,044  2,256
12   Bajaj Auto Ltd             Automobiles               79.6   7,116  1,996
13   IDBI                       Financial Services       673.0   6,815  1,912
14   Larsen & Toubro Ltd        Machinery &              228.8   6,709  1,882
     Engineering
15   Mah & Mah                  Automobiles               97.1   4,484  1,258
16   HDFC                       Financial Services        11.9   4,406  1,236
17   Colgate-Palmolive (India)  Consumer non-durables    135.5   4,370  1,226
     Ltd
18   Castrol                    Energy Sources            77.2   4,249  1,192
19   The Industrial Credit &    Financial Services       388.5   4,209  1,181
     Investment Corporation of
     India
     Ltd
20   IPCL                       Chemicals                249.0   3,381    948
----------

Rs/$ exchange Rate : 1 US$ = Rs 35.56

Source: The Stock Exchange Review August 1997

(1) Millions

    The following table shows a breakdown of the BSE National
Index by sector as of August 29, 1997.

Sector                       Companies   Market Capitalization*   Weightage
------                       ---------   ----------------------   ---------
                                        Rs million    US$ million     %
Personal Care................      5       356,757        9,820      15.5%
Automobiles..................      7       207,354        5,708       9.0%
Capital Goods................      9       200,762        5,526       8.7%
Petrochemicals...............      4       189,013        5,203       8.2%
Food, Beverages & Tobacco....      5       178,380        4,910       7.7%
Development Financial              4       160,012        4,404       6.9%
Institutions.................
Metals, Steel................      3       151,578        4,172       6.6%
Telecommunication............      1       143,700        3,955       6.2%
Downstream Oil...............      3       126,479        3,481       5.5%
Metals-- Aluminum............      2        80,773        2,223       3.5%
Pharmaceuticals..............      4        67,252        1,851       2.9%
Diversified..................      5        59,099        1,627       2.6%
Cement.......................      5        57,497        1,583       2.5%
Leisure & Tourism............      2        47,799        1,316       2.1%
Power........................      3        42,922        1,181       1.9%
Auto Ancillaries.............      5        41,413        1,140       1.8%
Lubricants...................      1        40,616        1,118       1.8%
Chemicals....................      2        32,691          900       1.4%
Textiles & Apparel...........      8        23,830          656       1.0%
Paints.......................      2        21,517          592       0.9%
Tires........................      4        15,418          424       0.7%
Fertilizers..................      3        13,691          377       0.6%
Shipping.....................      1        12,221          336       0.5%
Telecom Equipments...........      1        11,215          309       0.5%
Miscellaneous................      4         9,440          260       0.4%
Paper........................      3         8,469          233       0.4%
Consumer Durables............      2         5,594          154       0.2%
Pesticides & Agrochemicals...      1        1,1699           47       0.1%
                                 ---     ---------       ------
                                  99#    2,307,191       63,506
                                 ===     =========       ======
----------

Rs/$ exchange rate as at August 29, 1997 1 US$ = Rs 36.3

*  As on August 1997

#  No new entry, post merger of Hindustan Lever and Brooke Bond
   Lipton Industries

Source: Market information

Market Performance

    On June 30, 1997, the market capitalization of BSE was about 40% of India's GDP. The market capitalization of the BSE has grown at a compound annual growth rate of 33% from March 1991 to March 1997 while the turnover has increased at a compound annual rate of 23% during the same period. There have been five major rallies in the stock markets since 1980. The first occurred in 1985 when Rajiv Gandhi initiated economic reforms. The second rally occurred in the later half of 1990. The third rally in 1991 was driven by the artificial liquidity surge created by a securities scam.
Unearthing of the securities scandal, communal unrest, and industrial recession in 1992 and 1993 led to the subsequent decline of the market. The increasing pace of reforms, the consolidation by the Rao government of its majority in the parliament, and the risk in foreign portfolio investment helped the market rally to an all time high of 4,630 in September 1994.
A slow-down in the pace of reforms, a crisis in the paper-based trading system due to the significant rise in turnover volumes, and higher cash calls on both the GDR and domestic markets led to the deceleration of foreign portfolio investments and led to a market decline that lasted up to December 1996. The Central
Bank's attempts to infuse liquidity into the system by a bank's mandated reserve requirements, the slow down in the industrial growth, and falling inflation, softened interest rates. From December 1996, the market rallied as a result of expectations of economic recovery due to falling interest rates and the pro-investor budget presented by the Finance Minister in March
1997.

    The following graph sets forth the annual trading volume of the BSE for the fiscal years 1983-84 to 1996-97.



               [Graph showing annual trading volume
                   of the BSE for fiscal years
                      1983-84 to 1996-97.]



Source: Bombay Stock Exchange

Regulation and Supervision

    The Ministry of Finance regulates India's stock exchanges under the Securities Contracts (Regulation) Act, 1956 ("SCRA") and the Rules. Currently, there are 23 stock exchanges in India recognized under SCRA.

    The Ministry of Finance reviews and approves the manner of organization, rules and regulations of each recognized stock exchange, including qualifications for membership and the manner in which contracts are entered into and enforced between members. The Ministry of Finance may make or amend an exchange's by-laws and rules, may overrule an exchange's governing body and may withdraw recognition of an exchange.

    The SEBI was established by the government in April 1988. Its main function is to protect the interests of investors in securities and to regulate and promote the development of the Indian securities markets. In the past, the SEBI's regulation of market practices has been limited. Legislation enacted in early 1992 grants the SEBI powers to regulate the business of Indian securities markets, regulate stockbrokers and other financial intermediaries, promote and monitor self-regulatory organizations, prohibit fraudulent and unfair practices and insider trading and regulate substantial acquisitions and takeovers of Companies. The SEBI has issued guidelines and a code of conduct for merchant banks which includes powers to suspend or cancel a merchant bank's authorization for repeated or serious breaches of the code. The SEBI has also promulgated rules and regulations for portfolio managers, mutual funds and securities registrars, transfer agents and other capital market participants, issued capital adequacy norms for stockbrokers and issued draft regulations to regulate stockbrokers. In November 1992, the SEBI regulations on insider trading became effective, imposing India's first legal constraints on insider trading. The SEBI has also issued guidelines concerning minimum disclosure by public companies. The SEBI is currently engaged in discussions with the major stock exchanges in order to

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eliminate breaches of the trading rules by brokers relating to settlement procedures. The SEBI has issued stringent draft disciplinary requirements which it proposes to adopt in order to ensure compliance.

    Attempts by the SEBI to implement more stringent regulation of the securities markets have been resisted in the past by the Indian brokerage community. In December 1993, the Ahmedabad, Mumbai, Calcutta and Delhi exchanges were closed for a period of eight days as a result of a strike by brokers protesting the SEBI's ban on forward trading in specified shares. Such forward trading has continued, and relations between the SEBI and brokers remain strained.

    In April 1992, a series of significant transactions were uncovered involving the fraudulent diversion of funds from the banking system into the securities markets for speculative purposes. As a result, the Indian Central Bureau of Investigations commenced a comprehensive investigation into the activities of a number of securities market participants, including prominent stockbrokers. The RBI conducted its own investigation and has imposed several corrective measures. The Indian parliament constituted a special court to adjudicate cases arising in connection with these transactions. In December 1993, the Joint Parliamentary Committee issued a report which criticized the government's failure to prevent and detect these transactions and the behavior of various market participants, and recommended strengthening the regulatory and supervisory structure generally applicable to banks, scrutinizing and penalizing in particular foreign banks involved in securities fraud, reconsidering the role of and need for brokers in the interbank market, establishing an effective system for monitoring investors complaints and periodic reporting by stock exchanges to the SEBI. There were significant disruptions in trading during the investigation of the transactions, in part in protest by brokers against regulatory actions taken by various government authorities. Reverberations of the investigations continue to be felt by the securities industry. See "Appendix A: Government" in the Prospectus.

Trading and Settlement on the BSE

    Trading Hours. Trading on the BSE is conducted from 10:00 a.m. to 3:30 p.m. on weekdays, except for public holidays. Special trading sessions are held outside normal trading hours simultaneously with the annual government budget announcement and on the Hindu New Year (Diwali). Historically, a one hour trading session for odd lots has been held on alternate Saturdays although the volume has been low and in recent months no odd-lot sessions have been held.

    Trading Procedure. Until recently, brokers and members of the BSE received individual orders from which any cross-orders were matched and taken off. The balance of the orders was transmitted to the trading floor for execution in an open outcry system. The BSE has now introduced an on-line trading system ("BOLT") on the exchange. It is expected that the enhanced transparency in dealings due to implementation of the BOLT will assist considerably in smoothening settlement cycles and improving efficiency in back office work, and will thereby eliminate incidence of objections arising in connection with differences in matching transactions. From July 3, 1995, all listed shares have been transferred to BOLT.

    Market Lots. The market lot is generally five or 10 for stocks which have a par value of Rs 100 and 100 for stocks listed since 1988 which have a par value of Rs 10. The market lot for stocks with a par value of Rs 10 listed prior to that date is 50. The Company issues jumbo certificates for bulk shareholdings as well as certificates in marketable lots. The Government has recently published guidelines that would permit companies to form a separate trust specifically for the purpose of buying the company's own shares which are in odd lots for trading purposes and to dispose of such shares through transactions on stock exchanges.

    Settlement. The BSE has classified its listed stocks into specified and non-specified categories commonly known as the "A" group (forward share group -- 100 scrips) and the "B" group (cash share group), which has been further subdivided into the "B1" group (comprised of the more actively traded scrips) and the "B2" group (comprised of not actively traded scrips). Settlement arrangements are similar for all groups.

    The trading period for all group shares lasts from Monday to Friday. The trades are normally settled by the broker's net payment to the BSE clearing house for securities on the following Thursday and the broker's delivery of securities to the BSE clearing house on the same Thursday and, in the case of overflow of securities, on Friday. The BSE clearing house then makes payments and delivers securities to the brokers on the following Monday. Trades are settled by physical delivery only if the trade is declared at execution to be "off market" for "delivery versus payment."

    Since the settlement process is based on a "netting" principle, all payments are exchanged between the BSE clearing house and its members at a specified Standard Rate, which is the closing price of the scrip on the last day of the settlement period (normally Friday), for each scrip for the particular settlement. The difference between the specified Standard Rate and the actual transacted rate is settled between the members of the exchange. Clients using custodian banks as settlement agents have an optional facility to settle trades directly with the BSE clearing house. If a broker has executed a Direct Custodial Settlement trade for a client, the client's custodian bank would, on pay-in-day, have to deliver the stock or cash, directly to the BSE clearing house. Correspondingly, on pay-out-day they receive payment or delivery of stocks directly from the BSE clearing house. For short deliveries, an automatic buy-in process has been initiated by the BSE clearing house.

    Clearing House. The BSE clearing house is managed by the Bank of India which receives payments and deliveries on behalf of members of the BSE in respect of "A" and "B1" group shares. In the case of "B2" group shares, only payments are made through the BSE clearing house, while deliveries are arranged directly among members.

    Negotiated Trades. Negotiated trades, although executed off-market, are normally reported to the BSE through its on-line trading system. Such trades are settled directly between the trading counterparties for value as well as securities and not through the clearing house of the BSE.

    Price Limits, Margin Requirements and Intra-day Limits. There are generally no restrictions on price movements of any security on any given day but the stock exchanges have installed a "circuit breaker" to restrict trading in times of volatility. Generally, shares on the BSE are in three groups, alpha, beta and gamma. The corresponding price movement bands allocated to these three groups are 10 percent, 15 percent, and 20 percent, respectively. The BSE has in the recent past, in common with other Indian stock exchanges imposed both daily limits and settlement period limits for individual stocks.

    Daily margin payments by members has been mandatory. The margin payable by any member is deemed to be the highest of (a) the mark to market loss of the net position of the member, (b) a percentage of the gross exposure (computed on the aggregate of the net cumulative outstanding positions for each scrip (net purchases plus net sales)), and (c) a percentage of the net exposure margin (computed on the net cumulative outstanding positions (net purchases -- net sales)).

    In addition, the exchanges impose a limit on intra-day turnover. Daily gross turnover (purchases plus sales) is restricted to 33 times base capital deposited with the exchange. However, the purchase and sale trades executed on behalf of FIIs and SEBI registered Mfs are exempt from the payment of margin [and intra-day turnover limits].

    Badla. After being banned for approximately two years by the SEBI, the Indian version of carry forward trading, the Badla, is currently available. In Badla, settlement of trades can be deferred and carried forward for a maximum of 90 days for a finance charge. Carry forward trading is allowed in 'A' group scrips only. However, SEBI regulations do not permit FIIs to carry forward transactions. All Badla trades must be settled by physical delivery.

    Post Settlement Issues. After settlement, the client's custodian immediately sends the stock out for name-registration. The name registration process generally takes four to six months despite the statutory time frame of two months. Only at the end of this process can a company identify stocks that it cannot transfer due to invalid documentation. Such stocks are termed "under objection".

    A stock which a company refuses to name-register is returned to the custodian along with a memo stating the reasons for such refusal. The custodian reports to the delivering broker, who then collects from the custodian the transfer deed and certificate relating to the stock and attempts to remove the objection that the company had raised. The most common objection is that the seller's signature on the transfer deed differs from that lodged with the company. In that case, the delivering broker approaches the originating broker who contacts the seller (transferor) and procures a fresh transfer deed duly executed. The originating broker returns the newly executed transfer deed to the delivering broker in order to clear the objection on the stock. The delivering broker may supply replacement stocks if it cannot clear the objection.

    Service Tax. In addition to normal broker's commissions, clients have to pay a government imposed levy of 5% on the commission charged. The broker collects the tax from the client and remits the same to the government. The service tax is charged to the client on the broker's contract note.

    Stamp Duty. The Broker is liable to pay a stamp duty equal to 0.01% of trade value. This levy may be paid either by affixing "Broker Note" stamps on the face of each individual contract note issued or on a consolidated basis, per settlement or per month.

    Transfer Charge. The "Share Transfer" stamps at 0.5% of the value of stocks need to be affixed on the transfer deed relating to the shares when the same are lodged for name-registration. This charge is borne by the transferee of the stock and is usually charged to the client by the custodian.

    Depositories. In September 1995, the Government promulgated the Depositories Ordinance to provide a legal framework for the establishment of depositories to record ownership details and effectuate transfers in book-entry form. The Depositories Ordinance provides for the establishment of one or more depositories. In May 1996, SEBI passed the Securities and Exchange Board of India (Depositories and Participants) Regulations, 1996 which provides for the formation of such depositories (including the requirement that they have a minimum net worth of Rs 1 billion). Every depository is required to be registered with SEBI. The new depository system is expected eventually to improve significantly the operations of the Indian securities markets. In August 1996, the Indian Parliament enacted the Depositories Act, 1996 on the lines of the Depositories Ordinance. The Depositories Related Law (Amendment) Act, 1997, issued through an ordinance, allows banks, mutual funds and the Industrial Development Bank of India to dematerialize their securities. The shares of approximately 120 companies have been admitted for trading in dematerialized form. Trading in dematerialized form of the shares of two companies has commenced since December 1996, and several settlements have been completed. Trading in dematerialized shares is at an early stage and methods and procedures for such trading are not yet well-defined. Dealing in dematerialized securities is currently available only on the NSE.

    The first depository, the National Securities Depository
Limited was established by the NSE, the Unit Trust of India and the Industrial Bank of India and commenced operations in October
1996.

    Commissions. The maximum commission that is charged by brokers for trading equities is 2.5% of the transaction value, but, in practice, commissions are normally in the range of .1% to two percent. In addition, a 0.5% stamp duty is payable.

Foreign Investment Restrictions

    Investment by non-residents and foreigners in the securities of Indian companies has been tightly controlled for many years, although recent regulations have lifted the restrictions in several significant respects. Foreign investment in Indian securities is generally regulated by the FERA. Under section 29(1)(b) of the FERA, no person resident outside India and no company that is not incorporated in India (other than a banking company) can purchase the shares of any company carrying on any trading, commercial or industrial activity in India without the permission of the RBI. Also, under section 19(1)(b) and 19(1)(d) of the FERA, the transfer and issuance of any security of an Indian company in favor of or to a person resident outside India requires the permission of the RBI. Under section 19(5) of the FERA, no transfer of shares in a company registered in India by a non-resident to a resident of India is valid unless the transfer is confirmed by the RBI upon application filed by the transferor or the transferee. Under guidelines issued by the RBI, the RBI will approve such transfers if such transfer is transacted on a stock exchange through a registered stockbroker. Furthermore, the issuance of rights and other distributions of securities to a non-resident also requires the prior consent of the RBI.

    A variety of special facilities for making investments in shares of Indian companies is available to individuals of Indian nationality or origin resident outside India ("NRIs") and to overseas corporate bodies ("OCBs") predominantly owned by such persons. These facilities permit NRIs and OCBs to make portfolio investments in shares and other securities of Indian companies on a basis not generally available to other foreign investors.

    In September 1992, the government of India issued guidelines which enable FIIs, including institutions such as pension funds, mutual funds, investment trusts, asset management companies, nominee companies and incorporated/institutional portfolio managers, to invest in all securities traded on the primary and secondary markets in India. FIIs may invest in India for their own accounts or for the account of clients approved by the SEBI. Under the guidelines, FIIs are required to obtain an initial registration from the SEBI. When it receives the initial registration, the FII also obtains general permission from the RBI to engage in transactions regulated under the FERA. Together, the initial registration and RBI's general permission enable the registered FII to buy and sell freely securities issued by Indian companies, to realize capital gains on investments made through the initial amount invested in India, to subscribe or renounce rights offerings of shares, to appoint a domestic custodian for custody of investments held, and to repatriate the capital, capital gains, dividends, income received by way of interest, and any compensation received towards sale or renunciation of rights offerings of shares. As of August 11, 1997 a total of 168 FIIs (which number does not include clients of FIIs) had been registered.

    Under the FII guidelines, there is no restriction on the volume of investment in India by any FII and no lock-in period on the investments. The aggregate holding of all registered FIIs along with NRIs and OCBs in a Company, however, cannot exceed 24% or, upon approval of the board of directors and the shareholders, by a special resolution of such company, 30% of the issued share capital in any Indian company. The holding of a single FII or any client of an FII in any Indian company is also subject to a ceiling of 10% of the company's total issued capital. The maximum holding of 24% or 30%, as the case may be, for all non-resident portfolio investments including those of the registered FIIs does not, however, include foreign investments made under Indian laws governing financial collaboration (i.e., non-portfolio investments) or investments by FIIs through certain types of authorized offshore funds (other than FIIs and their clients) and offshore equity issues. More detailed provisions relating to FII investment have been introduced recently by SEBI with the issue of the SEBI (Foreign Institutional Investors) Regulations, 1995. These relate to the registration of FIIs, and their general obligations and responsibilities and impose certain investment conditions and restrictions. One such restriction is that the total investments in equity and equity related investments should be not less than 70% of the aggregate of all the investments of the FII in India. SEBI has also permitted private placement of shares by listed companies with FIIs, subject to the prior approval of the RBI under the FERA. Such private placements must be made at the average of the weekly highs and lows of the closing price over the preceding six months or the preceding two weeks, whichever is the higher.

    FIIs investing under the new scheme are subject to a beneficial tax rate of 20% on dividend and interest income, 10% on long-term capital gains and 30% on short-term capital gains.

               PORTFOLIO TRANSACTIONS AND BROKERAGE

    Decisions to buy and sell securities for the Fund are made by the Investment Adviser, subject to overall review by the Fund's Board of Directors. Portfolio securities transactions for the Fund are placed on behalf of the Fund by persons authorized by the Investment Adviser. The primary objective of the Investment Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account on a continuing basis such factors as price, commission, size of order, difficulty of execution and skill required of the broker. The capability and financial condition of the broker may also be criteria for the choice of that broker.

    The Investment Adviser may place brokerage transactions through brokers and dealers who supply market quotations to the Fund or its agents for portfolio evaluation purposes, or who supply brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund or other accounts over which the Investment Adviser may in the future exercise investment discretion. Such brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. The Fund will not, in connection with portfolio transactions with a dealer, compensate such dealer for providing investment research or other non-execution services. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. It is the opinion of the management of the Fund that this information is only supplementary to the Investment Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Investment Adviser's staff. The Investment Adviser's fee under the Investment Advisory Agreement is not reduced as a result of its receipt of such brokerage and research services.

    The Fund may place brokerage transactions through Jardine Fleming Securities Limited, Robert Fleming Securities Limited, Jardine Fleming India and/or their affiliates, each of which is an affiliate of the Investment Adviser, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission, when the Fund's Board of Directors believes that the fees from such transactions do not exceed usual and customary levels. In addition, under certain circumstances the Fund may purchase securities in a placement for which Jardine Fleming Securities Limited, Robert Fleming Securities Limited and/or their affiliates are acting as placement agents. The Fund will not purchase securities in transactions in which Jardine Fleming Securities Limited, Robert Fleming Securities Limited or any affiliate of either of them is acting as principal.

    The Board of Directors reviews the commissions paid by the Fund at regularly scheduled Board of Directors meetings to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits accruing to the Fund.

    The aggregate amount of brokerage commissions paid by the Fund for the period March 3, 1994 (commencement of operations) through November 30, 1994 and for the fiscal years ended November
30, 1995 and 1996 was $607,351, $666,742 and $1,042,916
respectively.

    For the period March 3, 1994 (commencement of operations) through November 30, 1994, the Fund paid $137,859 in brokerage commissions to HDF Securities, (Pvt) Ltd and Jardine Fleming India Securities (Pvt) Ltd, affiliated broker/dealers, amounting to 22.7% of total brokerage commissions paid during the period, and effected 19.7% of the total dollar amount of transactions involving brokerage commissions effected during this period with such affiliated broker/dealers. During the fiscal years ended November 30, 1995 and 1996, the Fund paid $145,062 and $246,320, respectively, in brokerage commissions to HDF Securities, (Pvt) Ltd, and Jardine Fleming India Broking (Pvt) Ltd, affiliated broker/dealers, amounting to 21.8% and 23.6%, respectively, of total brokerage commissions paid during this period, and effected 21.0% and 16.1%, respectively, of the total dollar amount of transactions involving brokerage commissions effected during this period with such affiliated broker/dealers.

                         NET ASSET VALUE

    Net asset value per share of the Fund's Common Stock is calculated no less frequently than the close of business on Thursday of each week in New York by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the quoted closing price). Forward contracts are valued at the current cost of covering or offsetting the contracts. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued as determined in good faith by the Board of Directors. In making this determination the Board of Directors considers, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances in which the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Investments in short-term debt securities having a maturity of 60 days or less will be valued at amortized cost if their term to maturity from the date of purchase is less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund is more than 60 days, unless this is determined by the Board of Directors not to represent fair value. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Fund's obligation to pay any local tax on remittances from a country in respect of its portfolio securities becomes a liability on the record date for such payment and has the effect of reducing the Fund's net asset value per share.

                             TAXATION

    The following is a summary of certain material U.S. federal income tax considerations, and Indian and Mauritius tax considerations, regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. This summary is based on the laws in effect on the date of this Prospectus, which are subject to change.

United States Federal Income Taxes

The Fund and Its Investments

    The Fund intends to qualify and elect to be treated as a regulated investment company for each taxable year under the Internal Revenue Code of 1986 (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) before December 1, 1997 derive less than 30% of its gross income in each taxable year from the sale or other disposition of (i) stock or securities held for less than three months, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and (iii) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months, but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

    As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its income and gains that it distributes to its shareholders in any taxable year in which it distributes at least 90% of its investment company taxable income (which includes the Fund's investment income, other than net capital gains). The Fund will, however, be subject to tax on its income, including distributed income, for any year in which it fails to meet the 90% distribution requirement.

    The Fund may retain for investment its net capital gains
(which consist of the excess of net long-term capital gains over net short-term capital losses). However, if the Fund retains such net capital gains, it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. Non-U.S. shareholders who are not subject to U.S. federal income tax on net capital gains can obtain a refund of their proportionate shares of the 35% tax paid by the Fund by filing a U.S. federal income tax return. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased (i) by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income for all taxable years ending before December 1, 1997 and (ii) by an amount equal to the excess of such includible gains less the amount deemed paid by the shareholders for all taxable periods ending on or after December 1, 1997. The Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income and will determine annually whether to distribute net capital gains. The Fund currently intends to distribute net capital gains annually.

    The Fund will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income (including any net capital gain) in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

    Exchange control regulations may restrict repatriation of investment income and capital or the proceeds of sale of securities by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and make sufficient distributions to satisfy the 90% and excise tax distribution requirements. Further, certain U.S. federal income tax rules discussed below may cause the Fund's income for tax purposes to be different from its income for accounting or other purposes and, in any particular year, the Fund's income for tax purposes may exceed the cash available for distributions. The Fund intends, however, to borrow money or liquidate assets if necessary to make distributions required to meet the 90% and excise tax distribution requirements (although there can be no assurance of success in any particular year).

    For U.S. federal income tax purposes, dividends declared in October, November or December to the holders of record as of a specified date in such month that are actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. These dividends will be taxable to shareholders in the year declared and not in the year in which shareholders actually receive the dividend.

    The Fund will maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. The Fund may acquire a debt security bearing interest at a high nominal rate that takes into account potential decreases in the value of the principal amount of the security that would result from significant devaluations of the currency in which it is denominated. In the case of such debt securities, the Fund would be required to include the stated interest in income as it accrues, but would generally realize a currency loss with respect to principal only when the security is disposed of or the principal amount is received. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Fund anticipates that its hedging activities will not adversely affect its regulated investment company status.

    If the Fund purchases shares in certain foreign investment entities, referred to as passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such entity or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to the Fund's shareholders. If the Fund were able to elect to treat any particular PFIC as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income and distribute to shareholders in accordance with the distribution requirements set out above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not distributed to the Fund. The Fund may not be able to make a qualified electing fund election with respect to some or all of the PFICs in which it owns stock. In lieu of either treatment described above, the Fund may also choose to elect to "mark to market" the shares of some or all of the PFIC's in which it owns stock.

    Certain companies in which the Fund will invest may pay dividends in the form of additional shares of stock. Depending on the circumstances, any such dividend may be a taxable dividend for U.S. tax purposes, effectively increasing the amount the Fund is required to distribute to meet the 90% and excise tax distribution requirements, without providing the Fund with additional cash to actually distribute. If a stock dividend is not a taxable dividend for U.S. federal tax purposes, but nonetheless is subject to non-U.S. withholding taxes, the ability of a U.S. shareholder of the Fund to claim a foreign tax credit in respect of the withholding tax may be limited. See "-- Foreign Taxes" below.

Dividends and Distributions

    Dividends of net investment income (including any distributions of net realized short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held his Fund shares. The Fund does not anticipate that dividends and distributions paid by the Fund will qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his Fund shares, and as a capital gain to the extent the distribution exceeds the shareholder basis, if the shareholder held his Fund shares as capital assets.

    Shareholders receiving a distribution in the form of newly-issued shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and should have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

    Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to such a distribution will receive a distribution which will nevertheless be taxable to them.

    If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or the date the Fund acquired such stock. Accordingly, in order to satisfy its distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

    Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in such shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Plan, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Foreign Taxes

    Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. See "-- Indian Taxes" and "-- Mauritius Taxes" below. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat as paid by its shareholders any foreign income taxes (which excludes, among others, stamp, securities transaction or similar taxes) paid by the Fund that can be treated as income taxes under U.S. federal income tax principles. The Fund anticipates that it will be able to treat most of the foreign income taxes it will have to pay as foreign income taxes for U.S. federal income tax purposes. The Fund expects to qualify for and make this election in most, but not necessarily all, of its taxable years. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. federal tax liabilities, if any, or to deduct such amount from his U.S. federal taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by noncorporate shareholders (including certain non-U.S. shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed such shareholder's U.S. federal income tax liability attributable to the shareholder's foreign source income. This limitation may be applied separately to certain categories or baskets of foreign source income and the related foreign taxes. Pursuant to recently enacted legislation, shareholders will also only be able to credit foreign taxes paid with respect to stock held by the Fund that passes certain holding period requirements. Because the source of capital gains is determined by reference to the residence of the taxpayer, the Fund expects that capital gains distributions to U.S. shareholders will not generally be treated as foreign source income. As a result of these rules, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.

Backup Withholding

    The Fund may be required to withhold, for U.S. federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liabilities. Additional tax withholding requirements that apply with respect to non-U.S. investors are discussed below.

Non-U.S. Shareholders

    Taxation of a shareholder who is a non-U.S. investor (i.e., a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a non-U.S. investor, distributions of net investment income (including any net realized short-term capital gains), will be subject to a 30% (or lower treaty rate) U.S. federal withholding tax. Furthermore, non-U.S. investors may be subject to an increased U.S. tax on their income resulting from the Fund's election (described above) to "pass through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. federal income tax unless a non-U.S. investor is an individual who is physically present in the United States for more than 182 days during the taxable year and certain other conditions are met. A determination by the Fund not to distribute long-term capital gains may reduce a non-U.S. investor's overall return from an investment in the Fund, since the Fund will incur a U.S. federal income tax liability with respect to retained long-term capital gains (thereby reducing the amount of cash held by the Fund that is available for distribution) and the non-U.S. investor may not be able to claim a credit or deduction with respect to such taxes. However, if the Fund designates the retained amounts as undistributed capital gains, as discussed above in "-- United States Federal Income Taxes -- The Fund and Its Investments," non-U.S. investors who are not subject to U.S. federal income tax on net capital gains can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return.

    If dividends or distributions from the Fund, or gains realized upon the sale of shares of the Fund, are effectively connected with a U.S. trade or business carried on by a non-U.S. investor, dividends of net investment income, distributions of long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations.

    The value of shares of the Fund held by a non-U.S.
shareholder who is a non-resident alien individual at his death will (subject to any applicable treaty) be includible in such shareholder's gross estate for U.S. estate tax purposes.

    In the case of a non-U.S. shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, the Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "-- Backup Withholding" above.

    The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Non-U.S. investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

    Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Indian Taxes

    The following discussion of Indian tax laws is based on the advice of Crawford Bayley & Co., Indian legal counsel to the Fund. This discussion is based upon the laws of India and regulations thereunder and is subject to any change in Indian laws and regulations that may come into effect after the date hereof.

    Dividends received on shares of Indian companies or exempt from tax. However, interest received on Indian securities and gains from the disposition of Indian securities will be subject to Indian taxes. The applicable rates will depend on whether the Fund is entitled to concessionary rates applicable to FIIs and whether the Fund qualifies for the benefits of the India-Mauritius Income Tax Treaty (the "Mauritius Treaty") or the India-United States Income Tax Treaty (the "U.S. Treaty").

    Under the FII regime, capital gains realized on the disposition of securities listed on a recognized stock exchange in India would be subject to tax at a rate of 10% for long-term gains and 30% for short-term gains. Gains from the disposition of shares of Indian companies and any other security listed on a recognized stock exchange in India or a unit of the Unit Trust of India or of a mutual find are treated as long-term if they are held for more than one year. Other Indian securities are treated as long-term if they are held for more than three years. Gains from the disposition of shares and debentures in the hands of a non resident are first computed in the foreign currency utilized in their initial purchase and then converted into Indian rupees. Losses from the disposition of one security can only be used to offset gains from the disposition of other capital assets and not other income, and may be carried forward for eight years. Under the FII regime, interest income from such securities would be subject to tax at a rate of 20%. Such taxes are collectible through withholding at source.

    The Fund invests in India as a client of an FII. The Fund is registered with the Securities and Exchange Board of India and it has also been notified by the Central Government for purposes of availability of the concessionary FII tax regime. The Fund is not aware of any reason why it would be subject to tax in India on interest and capital gains on Indian securities at rates that differ from the rates applicable to other institutions investing in Indian securities as clients of an FII.

    The Fund also may be entitled to reduced rates of tax under the Mauritius Treaty or the U.S. Treaty. Under the Mauritius Treaty, no tax may be imposed on short-term or long-term gains in India. The Fund has established a branch office in Mauritius and makes its investments through such branch, and has obtained a Certificate of Tax Residency from the Mauritius Commissioner of Income Tax. If the Fund were unable to maintain a tax residence in Mauritius (or otherwise to qualify for benefits available under the Mauritius Treaty) the return to the Fund's investors from its investments in securities of Indian companies could be adversely affected.

    The Fund may also be entitled to the benefits of the U.S.
Treaty. Under the U.S. Treaty, the tax imposed on the Fund's interest income derived from Indian securities will generally be reduced to a rate of 15%.

    In the event that the Fund does not receive FII tax treatment and is not entitled to the benefits of the Mauritius
Treaty or the U.S. Treaty, the Fund will be subject to a 48% tax on short-term gains and on interest and a 20% tax on long-term gains in India.

    Shareholders of the Fund will not be subject to Indian tax on dividends or capital gains distributions received from the Fund or on capital gains realized on the sale of the Common Stock of the Fund.

Mauritius Taxes

    The following discussion of Mauritius tax laws is based on the advice of Collendavelloo Chambers, Mauritius legal counsel to the Fund. This discussion is based upon the laws of Mauritius, and the regulations thereunder, and is subject to any subsequent change in Mauritius laws and regulations that may come into effect after the date hereof.

    The Fund has been established as an "offshore company" for the purpose of the Mauritius Offshore Business Activities Act 1992, with the result that its income will not be subject to income tax in Mauritius unless it elects to pay tax at a specified rate not exceeding 35%. It is the intention of the Fund to elect to pay tax on income distributions received from the Fund's investments in India at a rate which, when offset by the credits available in respect of tax withheld in India on payments of income to the Mauritian Company, will result in a net payment in Mauritius in respect of such distribution at a maximum rate of 1%.

    Shareholders of the Fund outside of Mauritius will not be subject to Mauritius tax on dividends or capital gains distributions received from the Fund or on capital gains realized on the sale of the Common Stock.

Other Taxation

    Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

    THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX
CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS.
SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH
RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN
INVESTMENT IN THE FUND.

                  INDEX TO FINANCIAL STATEMENTS
UNAUDITED
---------
Investment Portfolio at May 31, 1997.................  F-2

Statement of Assets and Liabilities at May 31, 1997..  F-6

Statement of Operations for the six months
  ended May 31, 1997.................................  F-7

Statement of Changes in Net Assets for the six
  months ended May 31, 1997..........................  F-8
  May 31, 1997

Notes to Financial Statements at May 31, 1997........  F-9

AUDITED
-------
Investment Portfolio at November 30, 1996............ F-13

Statement of Assets and Liabilities at
  November 30, 1996.................................. F-17

Statement of Operations for the year ended
  November 30, 1996.................................. F-18

Statement of Changes in Net Assets for the years
  ended November 30, 1995 and November 30, 1996...... F-19

Notes to Financial Statements at November 30, 1996... F-20

Financial Highlights for the period from
   March 3, 1994 to November 30, 1995, for the
   years ended November 30, 1995 and November 30,
   1996 and for the period from November 30,
   1996 to May 31, 1997.............................. F-24

Report of Independent Accountants.................... F-25

                 JARDINE FLEMING INDIA FUND, INC.

                       INVESTMENT PORTFOLIO

                                                At May 31, 1997
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
Indian Equities & Equity
Equivalents (101.7%)
Autos & Transport Equipment (15.8%)
   Ashok Leyland Ltd. GDR .........    167,500     1,245,781      1.2
   Bajaj Auto Ltd. ................    126,000     3,035,975      2.9
   Hero Honda Ltd. ................     63,000       910,440      0.9
   Mahindra & Mahindra Ltd ........    422,170     4,112,543      4.0
   *Pal Peugeot Ltd. ..............    850,000       141,370      0.1
   Tata Engineering and
     Locomotive Co. Ltd. ..........    300,000     3,312,369      3.2
   Tata Engineering and
     Locomotive Co. Ltd. GDR ......    200,000     2,550,000      2.5
   TVS Suzuki Ltd. ................     96,000     1,014,340      1.0
                                     ---------    ----------    -----
                                                  16,322,818     15.8
                                     =========    ==========    =====
Banking & Financial Services (16.0%)
   *Bank of Baroda Ltd. ...........  1,000,000     2,040,531      2.0
   Federal Bank Ltd. ..............     83,436       190,661      0.2
   Housing Development
     Finance Corp. ................     36,995     3,274,743      3.2
   *Oriental Bank of Commerce .....  1,200,000     2,524,109      2.4
   State Bank of India ............    611,750     5,245,403      5.1
   *State Bank of India GDR .......     90,000     2,306,250      2.2
   20th Century Finance
     Corporation Ltd. .............        678           521      0.0
   Vysya Bank Ltd. ................    200,000       944,794      0.9
                                     ---------    ----------    -----
                                                  16,527,012     16.0
                                     =========    ==========    =====
Basic Materials (5.3%)
   Hindalco Industries Ltd. .......    160,000     4,174,983      4.0
   National Aluminum Ltd. .........  1,000,000     1,292,802      1.3
                                     ---------    ----------    -----
                                                   5,467,785      5.3
                                     =========    ==========    =====
Building Materials/Cement (2.6%)
   Associated Cement
     Companies Ltd. ...............      3,648       109,619      0.1
   Gujarat Ambuja Cement Ltd. .....    266,200     2,077,885      2.0
   Gujarat Ambuja Cement Ltd. GDR .     50,000       462,500      0.5
   *Jaiprakash Industries Ltd. ....    100,750        39,849      0.0
                                     ---------    ----------    -----
                                                   2,689,853      2.6
                                     =========    ==========    =====
Business & Industry Services (0.5%)
   NIIT Ltd.                            51,400       544,172      0.5
                                     ---------    ----------    -----
Chemicals (2.9%)
   BOC Ltd. .......................      5,416        10,446      0.0
   Finolex Industries Ltd. ........        150            42      0.0
   Hi-Tech Drilling
     Services Ltd. ................    300,000       415,094      0.4
   Indian Petrochemicals
     Corp. Ltd. ...................    600,000     2,033,543      2.0
   *Indian Petrochemicals
   Corp. Ltd. GDR. ................     50,000       578,125      0.5
                                     ---------    ----------    -----
                                                   3,037,250      2.9
                                     =========    ==========    =====

                                                At May 31, 1997
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
Consumer Products (9.4%)
   Godrej Soaps Ltd. ..............      2,100         1,424      0.0
   Hindustan Lever Ltd. ...........    309,997     9,659,515      9.4
                                     ---------    ----------    -----
                                                   9,660,939      9.4
                                     =========    ==========    =====
Electronics & Components (5.8%)
   Bharat Heavy Electricals Ltd. ..    450,000     5,279,874      5.1
   IFB Industries Ltd. ............        675           510      0.0
   Otis Elevator Co. (India) Ltd. .     54,300       446,998      0.4
   Samtel Colour Ltd. .............      2,300           723      0.0
   Unitech Ltd. ...................    166,000       284,207      0.3
   Videocon International Ltd. ....        900           698      0.0
                                     ---------    ----------    -----
                                                   6,013,010      5.8
                                     =========    ==========    =====
Energy (10.3%)
   Bharat Petroleum Corp. Ltd. ....    150,000     1,665,618      1.6
   BSES Ltd. ......................    400,000     2,661,076      2.6
   Calcutta Electric Supply
     Company Ltd. .................      4,292         4,649      0.0
   Gujarat Gas Ltd. ...............    125,000       440,252      0.4
   *Hindustan Oil
     Exportation Ltd. .............     10,800        10,038      0.0
   Hindustan Petroleum
     Corporation Ltd. .............    399,800     4,760,721      4.6
   Oil & Natural Gas
     Corporation Ltd. .............    150,000     1,092,243      1.1
                                     ---------    ----------    -----
                                                  10,634,597     10.3
                                     =========    ==========    =====
Food & Beverage (0.1%)
   Cadbury India Ltd. .............      5,383        43,786      0.1
   Cadbury India Ltd.-- Rights.....      1,076         4,241      0.0
   Dhampur Sugar Mills Ltd. .......        375           823      0.0
                                     ---------    ----------    -----
                                                      48,850      0.1
                                     =========    ==========    =====
Hotels & Tourism (0.7%)
   Bharat Hotels Ltd. .............        165           457      0.0
   East Indian Hotels Ltd. ........      1,634        18,829      0.0
   Indian Hotels Co. Ltd. .........     40,000       676,170      0.7
                                     ---------    ----------    -----
                                                     695,456      0.7
                                     =========    ==========    =====
Machinery (1.2%)
   Carrier Aircon Ltd. ............    195,000     1,231,866      1.2
                                     =========    ==========    =====
Mechanical Engineering (0.7%)
   Kirloskar Cummins Ltd. .........     68,800       763,964      0.7
                                     =========    ==========    =====
Media (0.6%)
   *New Delhi Television Ltd.(a)...    324,335       634,618      0.6
   Zee Telefilms Ltd. .............        700         2,397      0.0
                                     ---------    ----------    -----
                                                     637,015      0.6
                                     =========    ==========    =====

                                                At May 31, 1997
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
Miscellaneous Industrials (6.5%)
   Larsen & Toubro Ltd. ...........    550,437     3,277,235      3.2
   Larsen & Toubro Ltd. GDR........    120,000     1,575,000      1.5
   *Namaste Exports Ltd. ..........        100            12      0.0
   Satyam Computer Ltd. ...........    255,524       567,831      0.6
   Sundaram Fasteners Ltd. ........     74,950     1,255,452      1.2
                                     ---------    ----------    -----
                                                   6,675,530      6.5
                                     =========    ==========    =====
Paper & Packaging (0.0%)
   Transpek Industry Ltd. .........        450         1,066      0.0
                                     =========    ==========    =====
Pharmaceuticals (1.0%)
   Glaxo India Ltd. ...............    100,300       916,087      0.9
   Kopran Pharmaceuticals Ltd. ....     28,400       126,024      0.1
   Ranbaxy Laboratories Ltd. ......        150         2,618      0.0
   Wockhardt Ltd. .................        100           588      0.0
                                     ---------    ----------    -----
                                                   1,045,317      1.0
                                     =========    ==========    =====
Shipping/Marine (0.0%)
   Great Eastern Shipping
     Co. Ltd. .....................        259           224      0.0
                                     =========    ==========    =====
Steel (2.8%)
   Essar Steel Ltd. ...............      3,663         1,254      0.0
   *Jindal Iron & Steel Co. Ltd.
      -- Warrants(a)...............     83,950         2,347      0.0
   Saw Pipes Ltd. .................        100           111      0.0
   Tata Iron & Steel Co. Ltd. .....    599,998     2,897,265      2.8
                                     ---------    ----------    -----
                                                   2,900,977      2.8
                                     =========    ==========    =====
Telecommunications (11.1%)
   Bharti Telecom Ltd. ............        100           291      0.0
   Finolex Cables Ltd. ............        200           604      0.0
   Mahanagar Telephone
     Nigam Ltd. ...................    960,000     7,661,216      7.4
   Videsh Sanchar Nigam
     Ltd. .........................     47,300     1,652,690      1.6
   Videsh Sanchar Nigam
     Ltd. GDR......................    105,000     2,178,750      2.1
                                     ---------    ----------    -----
                                                  11,493,551     11.1
                                     =========    ==========    =====
Textiles (6.1%)
   Arvind Mills Ltd. ..............        968         3,375      0.0
   *Century Textiles &
     Industries Ltd. ..............          7           363      0.0
   *Orkay Industries Ltd. .........      4,427           507      0.0
   *Parasrampuria Synthetics Ltd.
     10% Cum. Conv. Pfd.(a) .......     45,000         8,491      0.0
   Reliance Industries Ltd. .......    744,520     6,321,396      6.1
                                     ---------    ----------    -----
                                                   6,334,132      6.1
                                     =========    ==========    =====
Trading/Commerce (0.0%)
   *Altos India Ltd. ..............      1,300           712      0.0
                                     =========    ==========    =====

                                                At May 31, 1997
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
Transport, Utilities, Services (2.3%)
   *Gas Authority of India Ltd. ...    450,000     1,949,686      1.9
   *Modi Luft Ltd. ................  3,134,400       376,741      0.4
                                     ---------    ----------    -----
                                                   2,326,427      2.3
                                     =========    ==========    =====
       Total Indian Equities &
       Equity Equivalents (101.7%)
          (cost $96,612,627)........             105,052,523    101.7
                                     =========    ==========    =====
Indian Bonds (1.0%)
Chemicals (1.0%)
   Indian Petrochemicals Corp.
     Ltd. Convertible Bonds,
     2.50%, 3/11/02 (cost
     $1,023,903)................... $1,000,000     1,005,000      1.0
                                     =========    ==========    =====
       Total Investments (102.7%)
         (cost $97,636,530)(b).....              106,057,523    102.7
                                     =========    ==========    =====
Liabilities in excess of other
  assets (2.7%)....................               (2,750,383)    (2.7)
                                     =========    ==========    =====
       Net Assets (100.0%).........              103,307,140    100.0
                                     =========    ==========    =====
--------

GDR -- Global Depositary Receipt

*   Non-income producing security

(a) Fair valued security, aggregating $645,456 or 0.6% of net assets. (See Note 2).

(b) Aggregate cost for federal income tax purposes is substantially the same as the cost for financial statement purposes. The aggregate unrealized appreciation
    (depreciation) for all securities is as follows:

                                                US$
        Excess of market value over tax
        cost.............................   19,682,269
        Excess of tax cost over market
        value............................  (11,261,276)
                                          ------------
        Net unrealized appreciation......    8,420,993
                                          ============


         See accompanying notes to financial statements.

                 JARDINE FLEMING INDIA FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES

                                                         At May 31,
                                                            1997
                                                             US$
                                                         ---------
                                                        (unaudited)

                             ASSETS
Investments at value (cost $97,636,530)..............  $ 106,057,523
Cash (including Indian rupees with a value of
  $236,058 and a cost of $235,837)...................        713,265
Receivable for investments sold......................      2,177,344
Dividends and interest receivable....................        981,621
Deferred organizational costs and other assets.......         40,972
                                                       -------------
   Total Assets......................................  $ 109,970,725
                                                       =============

                           LIABILITIES
Loan payable.........................................  $   5,683,801
Payable for investments purchased....................        489,243
Payable to Investment Adviser........................        226,544
Accrued expenses and other liabilities...............        224,897
Payable to Administrators............................         39,100
                                                       -------------
   Total Liabilities.................................  $   6,663,585
                                                       =============
   Net Assets........................................  $ 103,307,140
                                                       =============

Net assets consist of:
Common stock, $0.001 par value (100,000,000
  shares authorized; 11,307,169 shares issued and
  outstanding).......................................  $      11,307
Additional paid-in capital...........................    152,613,867
Net investment loss..................................     (1,099,400)
Accumulated net realized loss........................    (56,580,948)
Net unrealized appreciation of investments and
  other assets and liabilities denominated in
  foreign currency...................................      8,362,314
                                                       -------------
   Net Assets........................................  $ 103,307,140
                                                       =============
Net Asset Value Per Share ($103,307,140/11,307,169)..  $        9.14
                                                       =============


         See accompanying notes to financial statements.

                 JARDINE FLEMING INDIA FUND, INC.

                     STATEMENT OF OPERATIONS

                                                          For the Six
                                                         Months Ended
                                                         May 31, 1997
                                                              US$
                                                         (unaudited)
Investment Income
Dividends (net of foreign withholding taxes of
  $31,219)............................................       118,174
Interest..............................................         8,103
                                                         -----------
   Total Investment Income............................       126,277
                                                         ===========
Expenses
Investment advisory fees..............................       620,482
Interest expense......................................       177,383
Custodian and accounting fees.........................       122,890
Administration fees and expenses......................       111,224
Directors' fees and expenses..........................        51,624
Audit and tax service fees............................        40,607
Reports to shareholders...............................        23,867
Legal fees............................................        23,300
Insurance expense.....................................        13,035
New York Stock Exchange listing fee...................        12,097
Amortization of organizational costs..................        10,609
Transfer agent fees...................................         7,817
Miscellaneous expenses................................        10,742
                                                         -----------
   Total Expenses.....................................     1,225,677
                                                         ===========
Net Investment Loss...................................    (1,099,400)
                                                         ===========
Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions
Net Realized Loss on:
  Investments.........................................    (2,142,350)
  Foreign currency transactions.......................       (35,392)
Net Change in Unrealized Appreciation/Depreciation of:
  Investments.........................................    29,438,074
  Other assets and liabilities denominated in
     foreign currency.................................        23,045
                                                         -----------
Net Realized and Unrealized Gain on Investments
  and Foreign Currency Transactions...................    27,283,377
                                                         ===========
Net Increase in Net Assets Resulting From Operations..    26,183,977
                                                         ===========

         See accompanying notes to financial statements.

                 JARDINE FLEMING INDIA FUND, INC.

                STATEMENT OF CHANGES IN NET ASSETS

                                                    For the      For the Year
                                                   Six Months        ended
                                                      ended      November 30,
                                                  May 31, 1997       1996
                                                       US$            US$
                                                   -----------   ------------
                                                         (unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net investment loss...........................    (1,099,400)   (1,521,041)
  Net realized loss on investments
    and foreign currency transactions...........    (2,177,742)  (36,617,209)
  Net change in unrealized appreciation/
    depreciation of investments and other
    assets and liabilities......................    29,461,119    27,782,225
                                                 -------------  ------------

Net increase (decrease) in net assets
  resulting from operations.....................    26,183,977   (10,356,025)
                                                 =============  ============

Net Assets:
  Beginning of period...........................    77,123,163    87,479,188
                                                 -------------  ------------
  End of period.................................   103,307,140    77,123,163
                                                 =============  ============

         See accompanying notes to financial statements.

                 JARDINE FLEMING INDIA FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS
                   At May 31, 1997 (unaudited)

1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") was incorporated in the State of Maryland on January 5, 1994 after the sale of 7,169 shares to Jardine Fleming International Management Inc. (the "Adviser") and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 after issuing 10,750,000 shares of common stock in its initial public offering. An additional 550,000 shares were issued in connection with the exercise of the underwriters' over-allotment option. Offering costs of $1,061,266 have been charged to additional paid-in capital. Organizational costs of $135,644 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund, which are in conformity with generally accepted accounting principles.

(i) Security Valuation

    Net asset value is calculated at the close of business each Thursday or the preceding business day if the Bombay Stock Exchange is not open for trading. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

(ii) Foreign Currency Translation

    The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

    - investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;

    - purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

    The resulting net foreign currency gain or loss is included in the Statement of Operations.

    The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

                 JARDINE FLEMING INDIA FUND, INC.

    Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

(iii) Investment Transactions and Investment Income

    Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(iv) Dividends and Distributions

    Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of additional paid-in capital.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    (i) The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 1.35% of the value of the Fund's average weekly net assets.

    (ii) Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $200 million and 0.10% of the value of such net assets in excess of $200 million, with a minimum annual fee of $200,000.

    Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $1,500, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

4.  PORTFOLIO TRANSACTIONS

    For the six months ended May 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $17,310,032 and $20,069,821, respectively.

    At May 31, 1997, the Fund owned securities valued at approximately $6,600,000 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

                 JARDINE FLEMING INDIA FUND, INC.

5.  US FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the US Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to US federal excise tax.

    At November 30, 1996, the Fund had a capital loss carryforward of $54,255,798 ($17,537,219 of which expires in the year 2003 and $36,718,579 of which expires in the year 2004) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future capital gains, such gains will not be distributed.

6.  FOREIGN INCOME TAXES

    The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain criteria and conditions including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends which has been provided for in the accounts. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on income distributions received from the Fund's investments in India at rates which, when offset by the credit available in respect of tax withheld in India on payment of income to the Fund, will result in a net payment in Mauritius in respect of such distributions at an effective rate of approximately 1%. For the six months ended May 31, 1997, no provision for Mauritius taxes is considered necessary as a result of a net investment loss incurred by the Fund.

    The foregoing is based on current interpretation and practice and is subject to future changes in Indian or Mauritius tax laws and in the tax treaty between India and Mauritius.

7.  TRANSACTIONS WITH AFFILIATES

    The Adviser, out of its advisory fee, pays PaineWebber a fee in an amount equal to 0.10% of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the six months ended May 31, 1997, $45,962 was paid or accrued by the Adviser to PaineWebber for such services. For the six months ended May 31, 1997, the Administrator, an affiliate of PaineWebber, earned $99,726 in administration fees from the Fund.

    For the six months ended May 31, 1997, the Fund paid approximately $28,000 in brokerage commissions to Jardine Fleming
India Broking, (Pvt) Ltd., an affiliate of the Adviser.

    The Fund has a multi-currency Revolving Credit Agreement (the "Agreement"), payable on demand, with Robert Fleming & Co. Limited (the "Lender"), an affiliate of the Adviser. The maximum credit available under the Agreement is the lower of $10,000,000 or 25% of the Fund's total net assets. Interest payments on borrowings are based on the Lender's cost of funds. For the six months ended May 31, 1997, the weighted average interest rate paid by the Fund was 7.36% and the maximum and average amount of the loan outstanding during the period was $5,928,569 and $4,991,032, respectively. For the six months ended May 31,

                 JARDINE FLEMING INDIA FUND, INC.

1997, $38,770 was paid by the Fund to the Lender for interest under the Agreement. At May 31, 1997, no amount was outstanding pursuant to the Agreement.

8.  LOAN AGREEMENT

    The Fund has a multi-currency Revolving Credit Agreement (the "Agreement"), payable on demand, with HSBC HK ("HSBC"). The maximum credit available under the Agreement is the lower of $15,000,000 or 15% of the Fund's gross asset value. Interest payments on borrowings are based on HSBC's cost of funds. For the six months ended May 31, 1997, the weighted average interest rate paid by the Fund was 7.30% and the maximum and average amount of the loan outstanding during the period was $7,506,498 and $4,745,468, respectively. For the six months ended May 31, 1997, $138,613 was paid or accrued by the Fund to HSBC for interest under the Agreement. At May 31, 1997, $5,683,801 was outstanding pursuant to the Agreement.

9.  CAPITAL STOCK

    There were no transactions in capital stock for the six months ended May 31, 1997 and for the year ended November 30, 1996.

10.  CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the US as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

                 JARDINE FLEMING INDIA FUND, INC.

                       INVESTMENT PORTFOLIO

                                              At November 30, 1996
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
Equities (105.7%)
INDIA (103.2%)
Autos & Transport Equipment (19.1%)
  Ashok Leyland Ltd. GDR ..........    150,000     1,293,000      1.7
  Bajaj Auto Ltd. .................    175,000     4,134,938      5.4
  Hero Honda Ltd. .................     79,400       517,367      0.6
  Mahindra & Mahindra Ltd. ........    423,152     3,426,560      4.4
  Tata Engineering and
    Locomotive Co. Ltd. ...........    250,200     2,216,918      2.9
  Tata Engineering and
    Locomotive Co. Ltd. GDR .......    230,000     2,301,150      3.0
    TVS Suzuki Ltd. ...............     96,000       833,147      1.1
                                     ---------    ----------    -----
                                                  14,723,080     19.1
                                                  ==========    =====
Banking & Financial Services (16.4%)
  Federal Bank Ltd. ...............    213,600       678,712      0.9
  Housing Development
    Finance Corp. .................     55,000     3,271,592      4.2
  Karur Vysya Bank Ltd. ...........     73,000       347,731      0.4
  Oriental Bank of Commerce .......  1,000,000     2,064,670      2.7
  State Bank of India .............    611,950     3,739,028      4.8
  *State Bank of India GDR ........     90,000     1,429,200      1.9
  *Sundaram Finance Ltd. ..........      5,000        41,643      0.1
  20th Century Finance
    Corporation Ltd. ..............      1,350         1,200      0.0
  Vysya Bank Ltd. .................    200,000     1,086,226      1.4
                                     ---------    ----------    -----
                                                  12,660,002     16.4
                                                  ==========    =====
Basic Materials (4.8%)
  Hindalco Industries Ltd. ........    160,000     2,634,938      3.4
  National Aluminum Ltd. ..........  1,500,000     1,091,825      1.4
                                     ---------    ----------    -----
                                                   3,726,763      4.8
                                                  ==========    =====
Building Materials/Cement (5.0%)
  Associated Cement
    Companies Ltd. ................      4,277       120,066      0.2
  Gujarat Ambuja Cement Ltd. ......      8,000        48,432      0.1
  Gujarat Ambuja Cement
    Ltd. GDR ......................    460,000     3,622,500      4.7
  *Jaiprakash Industries Ltd. .....    100,800        36,403      0.0
  Kajaria Ceramics Ltd. ...........        300           945      0.0
  Madras Cement Ltd. ..............         15         3,659      0.0
                                     ---------    ----------    -----
                                                   3,832,005      5.0
                                                  ==========    =====
Business & Industry Services (0.9%)
  Infosys Technologies Ltd.........        400         7,805      0.0
  NIIT Ltd.........................    100,000       666,293      0.9
                                     ---------    ----------    -----
                                                     674,098      0.9
                                                  ==========    =====
Chemicals (3.7%)
  BOC Ltd..........................    323,675       448,542      0.6
  Finolex Industries Ltd...........      4,000         1,389      0.0

                                              At November 30, 1996
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
  Indian Petrochemicals
    Corp. Ltd. ....................    375,000     1,125,945      1.5
  Indian Petrochemicals Corp.
    Ltd. GDR.......................    150,000     1,256,250      1.6
                                     ---------    ----------    -----
                                                   2,832,126      3.7
                                                  ==========    =====
Consumer Products (5.1%)
  Godrej Soaps Ltd. ...............      4,400         4,773      0.0
  Hindustan Lever Ltd. ............    175,000     3,918,148      5.1
                                     ---------    ----------    -----
                                                   3,922,921      5.1
                                                  ==========    =====
Electronics & Components (3.3%)
  Bharat Heavy Electricals Ltd. ...    350,000     1,915,593      2.5
  IFB Industries Ltd. .............        775           853      0.0
  Otis Elevator Co. (India) Ltd. ..     50,000       358,343      0.5
  Samtel Colour Ltd. ..............      2,400           941      0.0
  Unitech Ltd. ....................    166,000       248,628      0.3
  Videocon International Ltd. .....      1,560         1,408      0.0
                                     ---------    ----------    -----
                                                   2,525,766      3.3
                                                  ==========    =====
Energy (11.3%)
  Bharat Petroleum Corp. Ltd. .....    225,000     1,713,326      2.2
  BSES Ltd. .......................    400,000     2,206,047      2.9
  Calcutta Electric Supply
    Company Ltd. ..................     28,992        29,422      0.0
  Gujarat Gas Ltd. ................    125,000       429,556      0.6
  Hindustan Petroleum Ltd. ........    400,000     3,586,226      4.6
  NEPC Micon Ltd. .................    300,100       136,104      0.2
  Oil & Natural Gas Corporation....    150,000       612,052      0.8
  Western Paques India Ltd. .......        100            42      0.0
                                     ---------    ----------    -----
                                                   8,712,775     11.3
                                                  ==========    =====
Food & Beverage (3.8%)
  Brooke Bond Ltd. ................    300,000     2,849,244      3.7
  Cadbury India Ltd................      6,850        51,202      0.1
  Dhampur Sugar Mills Ltd..........        375           462      0.0
  *The Simbhaoli Sugar Mills
    Ltd.-- PCD.....................      1,000           209      0.0
                                     ---------    ----------    -----
                                                   2,901,117      3.8
                                                  ==========    =====
Hotels & Tourism (1.0%)
  Bharat Hotels Ltd................        665         1,494      0.0
  East Indian Hotels Ltd...........      2,821        29,083      0.0
  Indian Hotels Co. Ltd............     40,050       732,718      1.0
                                     ---------    ----------    -----
                                                     763,295      1.0
                                                  ==========    =====
Machinery (1.3%)
  Carrier Aircon Ltd...............    195,000     1,019,492      1.3
                                     =========    ==========    =====
Mechanical Engineering (1.0%)
  Kirloskar Cummins Ltd............     68,800       741,545      1.0
                                     =========    ==========    =====
Media (0.8%)
  *New Delhi Television Ltd.(a)....    324,335       635,595      0.8
  Zee Telefilms Ltd. ..............      2,100         5,262      0.0
                                     ---------    ----------    -----
                                                     640,857      0.8
                                                  ==========    =====

                                              At November 30, 1996
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
Miscellaneous Industrials (4.7%)
  Grasim Industries Ltd............        200         2,150      0.0
  Larsen & Toubro Ltd                  323,500     1,938,102      2.5
  *Larsen & Toubro Ltd. GDR........     20,000       285,000      0.4
  *Namaste Exports Ltd.............        200            35      0.0
  Satyam Computer Ltd..............    580,524       511,940      0.7
  Sundaram Fasteners Ltd...........     50,000       853,863      1.1
                                     ---------    ----------    -----
                                                   3,591,090      4.7
                                                  ==========    =====
Paper & Packaging (0.0%)
  Transpek Industry Ltd............        900         1,487      0.0
                                                  ==========    =====
Pharmaceuticals (1.3%)
  Glaxo India Ltd..................     70,300       476,769      0.6
  Kopran Pharmaceuticals Ltd.......     96,300       519,648      0.7
  Ranbaxy Laboratories Ltd.........      1,300        21,855      0.0
  Wockhardt Ltd....................      1,000         5,368      0.0
                                     ---------    ----------    -----
                                                   1,023,640      1.3
                                                  ==========    =====
Shipping/Marine (0.0%)
  Great Eastern Shipping Co. Ltd...     12,384         9,881      0.0
                                                  ==========    =====
Steel (2.7%)
  Essar Gujarat Ltd................      8,963         5,056      0.0
  *Jindal Iron & Steel
    Co. Ltd.-- Warrants (a)........     83,950         2,350      0.0
  Saw Pipes Ltd....................        100           146      0.0
  Tata Iron & Steel Co. Ltd........    484,098     2,076,932      2.7
                                     ---------    ----------    -----
                                                   2,084,484      2.7
                                                  ==========    =====
Telecommunications (10.4%)
  Bharti Telecom Ltd...............        200           526      0.0
  Finolex Cables Ltd...............        445         1,498      0.0
  Mahanagar Telephone Nigam Ltd....  1,000,000     6,033,035      7.8
  Usha Beltron Ltd.................     25,200        34,569      0.1
  Videsh Sanchar Ltd...............     72,000     1,935,050      2.5
                                     ---------    ----------    -----
                                                   8,004,678     10.4
                                                  ==========    =====
Textiles (6.3%)
  Arvind Mills Ltd.................      1,068         3,311      0.0
  Century Textiles &
     Industries Ltd................          7           366      0.0
  *Orkay Industries Ltd............     19,425         2,665      0.0
  *Orton Synthetics Ltd............        200             8      0.0
  *Parasrampuria  Synthetics  Ltd.
     --  10%  Cum.  Conv. Pfd.(a)..     45,000        21,920      0.0
  Reliance Industries Ltd..........    884,570     4,476,093      5.8
  *Reliance Industries Ltd. GDR....     35,000       398,125      0.5
                                     ---------    ----------    -----
                                                   4,902,488      6.3
                                                  ==========    =====
Trading/Commerce (0.0%)
  Altos India Ltd..................      2,500         1,977      0.0
                                     =========    ==========    =====
Transport, Utilities, Services (0.3%)
  Modi Luft Ltd....................  3,134,900       267,678      0.3
                                     =========    ==========    =====

                                              At November 30, 1996
                                        -------------------------------
                                                                  % of
                                                      Value        Net
Description                             Shares         US$       Assets
-----------                             ------         ---       ------
                                                  (unaudited)
      Total India
      (cost $100,664,259)..........               79,563,245    103.2
                                                  ==========    =====

PAKISTAN (0.9%)
Telecommunications (0.9%)
  *Pakistan Telecommunications
  GDR (cost $782,500)..............     10,000       665,000      0.9
                                     =========    ==========    =====
SRI LANKA (1.6%)
Conglomerates (1.6%)
  John Keells Holdings
  (cost $1,076,900)................    377,000     1,278,333      1.6
                                     =========    ==========    =====
Total Equities (105.7%)
(cost $102,523,659)(b).............               81,506,578    105.7
                                                  ==========    =====
Liabilities in excess of
other assets (5.7%)................               (4,383,415)    (5.7)
                                                  ==========    =====
Net Assets (100.0%)................               77,123,163    100.0
                                                  ==========    =====

GDR -- Global Depositary Receipt

GDS -- Global Depositary Security

PCD -- Partly Convertible Debentures

*Non-income producing security

(a) Fair valued security. At November 30, 1996, these securities totaled $659,865 or 0.8% of net assets. (See Note 2).

(b) Aggregate cost for federal income tax purposes is $102,671,067. The aggregate unrealized appreciation
     (depreciation) for all securities is as follows:

                                                     US$
             Excess of market value over tax
             cost............................     2,102,329
             Excess of tax cost over market
             value...........................   (23,266,818)
                                               ------------
             Net unrealized depreciation.....   (21,164,489)
                                               ============

                 JARDINE FLEMING INDIA FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES

                                                   At November 30, 1996
                                                            US$

                             ASSETS
Investments at value (cost $102,523,659)........         81,506,578
Cash (including Indian rupees with a cost and
value of $4,812)................................          1,361,683

Dividends and interest receivable...............          1,093,727
Receivable for investment securities sold.......            495,172
Deferred organizational costs...................             48,323
Prepaid expenses................................             16,293
                                                        -----------
   Total Assets.................................         84,521,776
                                                        ===========

                           LIABILITIES
Loan payable....................................          5,928,569
Payable for investment securities purchased.....            823,306
Accrued expenses and other liabilities..........            531,011
Payable to Investment Adviser...................             89,334
Payable to Administrators.......................             26,393
                                                        -----------
   Total Liabilities............................          7,398,613
                                                        ===========
   Net Assets...................................         77,123,163
                                                        -----------
Net Assets......................................
Net assets consist of:
  Common stock, $0.001 par value
    (100,000,000 shares authorized
    11,307,169 shares issued and
    outstanding)................................             11,307
  Additional paid-in capital....................        152,613,867
  Accumulated net realized loss.................        (54,403,206)
  Net unrealized depreciation of investments
    and other assets and liabilities
   denominated in foreign currency..............        (21,098,805)
                                                        -----------
   Net Assets...................................         77,123,163
                                                        ===========
Net Asset Value Per Share ($77,123,163/
  11,307,169)...................................               6.82
                                                        ===========


         See accompanying notes to financial statements.

                 JARDINE FLEMING INDIA FUND, INC.

                     STATEMENT OF OPERATIONS

                                                       For the Year ended
                                                        November 30, 1996
                                                               US%
Investment Income
  Dividends (net of withholding taxes of $273,713)....       1,608,747
  Interest (net of withholding taxes of $11,951)......          84,586
                                                           ------------
Total Investment Income...............................       1,693,333
                                                           ============

Expenses
  Investment advisory fees............................       1,321,378
  Custodian and accounting fees.......................         662,373
  Interest expense....................................         447,415
  Legal fees..........................................         253,015
  Administration fees and expenses....................         222,660
  Directors' fees and expenses........................          90,960
  Audit and tax services fees.........................          56,490
  Reports to shareholders.............................          47,350
  Insurance expense...................................          28,512
  New York Stock Exchange listing fee.................          24,260
  Amortization of organizational costs................          21,333
  Transfer agent fees.................................          13,946
  Miscellaneous expenses..............................          24,682
                                                                ------
  Total Expenses......................................       3,214,374
                                                           ============
  Net Investment Loss.................................      (1,521,041)
                                                           ============
  Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency Transactions
Net Realized Loss on:
  Investments.........................................     (36,098,188)
  Foreign currency transactions.......................        (519,021)
Net Change in Unrealized Appreciation/Depreciation
of:
  Investments.........................................      27,736,969
  Other assets and liabilities denominated in
    foreign currency..................................          45,256
                                                           ------------
Net Realized and Unrealized Loss on Investments and
Foreign Currency Transactions.........................      (8,834,984)
                                                           ============
Net Decrease in Net Assets Resulting From Operations..     (10,356,025)
                                                           ============


         See accompanying notes to financial statements.

                 JARDINE FLEMING INDIA FUND, INC.

                STATEMENT OF CHANGES IN NET ASSETS

                                         For the Year       For the Year
                                             ended              ended
                                      November 30, 1996  November 30, 1995
                                      -----------------  -----------------
                                              US$                US$
Increase (Decrease) in Net Assets
Operations:
  Net investment loss....................  (1,521,041)        (1,827,184)
  Net realized loss on investments
   and foreign currency transactions..... (36,617,209)       (17,693,377)
  Net change in unrealized
   appreciation/depreciation of
   investments and other assets
   and liabilities denominated
   in foreign currency...................  27,782,225        (65,150,405)
                                          -----------        -----------
Net decrease in net assets
 resulting from operations............... (10,356,025)       (84,670,966)
                                          ===========        ===========

Distributions to Shareholders:
  From net realized gain
    on investments.......................          --         (1,355,399)
  In excess of net realized
    gain on investments..................          --           (792,963)
                                                   --           --------
      Total distributions................          --         (2,148,362)
                                          ===========        ===========
Capital Share Transactions:
  Adjustment to additional
    paid-in capital......................          --             13,734
                                                   --             ------
Net increase in capital share
  transactions...........................          --             13,734
                                                   ==             ======
Net Decrease In Net Assets............... (10,356,025)       (86,805,594)
Net Assets:
  Beginning of year......................  87,479,188        174,284,782
                                          -----------        -----------
  End of year............................  77,123,163         87,479,188
                                          ===========        ===========

         See accompanying notes to financial statements.

                 JARDINE FLEMING INDIA FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS
                       At November 30, 1996

1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") was incorporated in the State of Maryland on January 5, 1994 after the sale of 7,169 shares to Jardine Fleming International Management Inc. (the "Adviser") and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 after issuing 10,750,000 shares of common stock in its initial public offering. An additional 550,000 shares were issued in connection with the exercise of the underwriters' over-allotment option. Offering costs of $1,061,266 have been charged to additional paid-in capital. Organizational costs of $135,644 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund, which are in conformity with generally accepted accounting principles.

(i)  SECURITY VALUATION

    Net asset value is calculated at the close of business on Thursday of each week or the preceding business day if the Bombay Stock Exchange is not open for trading. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

(ii) FOREIGN CURRENCY TRANSLATION

    The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

   - investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;

   - purchases and sales of investments and income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

    The resulting net foreign currency gain or loss is included in the Statement of Operations.

    The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations.

                 JARDINE FLEMING INDIA FUND, INC.

    Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation on investments and other assets and liabilities denominated in foreign currency.

    Net realized foreign currency losses of $519,021 represent foreign currency gains and losses from holdings of foreign currencies, sales and maturities of foreign debt securities, transactions in foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid.

    (iii)Investment Transactions and Investment Income

    Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

    (iv) Dividends and Distributions

    Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax differences, $2,040,062 has been reclassified from accumulated net investment loss to additional paid-in capital relating to the net investment and net realized foreign currency loss during the year ended November 30, 1996. Net assets were not affected by this reclassification.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    (i) The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Adviser is paid a monthly advisory fee at an annual rate of 1.35% of the value of the Fund's average weekly net assets.

    (ii) Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $200 million and 0.10% of the value of such net assets in excess of $200 million, with a minimum annual fee of $200,000.

    Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $1,500, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

                 JARDINE FLEMING INDIA FUND, INC.

4.  PORTFOLIO TRANSACTIONS

    For the year ended November 30, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $79,628,827 and $81,045,153, respectively.

    At November 30, 1996, the Fund owned securities valued at approximately $9,300,000 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

5.  US FEDERAL INCOME TAXES

    It is the Fund's intention to qualify as a regulated investment company and to distribute, at least annually, substantially all of its net investment income and any net capital gains. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to US federal excise tax.

    At November 30, 1996, the Fund had a capital loss carryforward of $54,255,798 ($17,537,219 of which expires in the year 2003 and $36,718,579 of which expires in the year 2004), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future capital gains, such gains will not be distributed.

6.  FOREIGN INCOME TAXES

    The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends which has been provided for in the accounts. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on income distributions received from the Fund's investments in India at rates which, when offset by the credit available in respect of tax withheld in India on payment of income to the Fund, will result in a net payment in Mauritius in respect of such distributions at an effective rate of approximately 1%. For the year ended November 30, 1996, no provision for Mauritius taxes is considered necessary as a result of a net investment loss incurred by the Fund.

    The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws and in the tax treaty between India and Mauritius.

7.  TRANSACTIONS WITH AFFILIATES

    The Adviser, out of its advisory fee, pays PaineWebber a fee in an amount equal to 0.10% of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended November 30, 1996, $97,880 was paid or accrued by the Adviser to PaineWebber for such services. For the year ended November 30, 1996, the Administrator, which is an affiliate of PaineWebber, earned $200,000 in administration fees from the Fund.

                 JARDINE FLEMING INDIA FUND, INC.

    For the year ended November 30, 1996, the Fund paid $226,208 and $2,854 in brokerage commissions to Jardine Fleming India
Broking, (Pvt) Ltd. and Jardine Fleming Securities Ltd, respectively, affiliates of the Adviser.

    The Fund has a multi-currency Revolving Credit Agreement (the "Agreement"), payable on demand, with Robert Fleming & Co. Limited (the "Lender"), an affiliate of the Adviser. The maximum credit available under the Agreement is the lower of $10,000,000 or 25% of the Fund's total net assets. Interest payments on borrowings are based on the Lender's cost of funds. For the year ended November 30, 1996, the weighted average interest rate paid by the Fund was 7.18% and the maximum and average amount of the loan outstanding during the year was $9,839,521 and $8,008,941, respectively. For the year ended November 30, 1996, $241,069 was paid or accrued by the Fund to the Lender for interest under the Agreement. At November 30, 1996, $5,928,569 was outstanding pursuant to the Agreement.

    In addition, the Fund has a multi-currency Revolving Credit Agreement ("Credit Agreement") payable on demand, with Jardine Fleming Bank Limited ("JF Bank"), an affiliate of the Adviser. The maximum credit available under the Credit Agreement is the lower of $15,000,000 or 20% of the Fund's total assets. Interest payments on borrowings are based on 1.75% per annum over JF Bank's cost of funds. During the year ended November 30, 1996, the weighted average interest rate paid by the Fund was 5.83% and the maximum and average amount of the loan outstanding during the year was $13,267,318 and $5,748,214, respectively. During the year ended November 30, 1996, $206,346 was paid by the Fund to JF Bank for interest under the Credit Agreement. At November 30, 1996, no amount was outstanding pursuant to the Credit Agreement.

8.  CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the US as a result of, among others, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

9.  CAPITAL STOCK

    There were no transactions in common stock for the years ended November 30, 1996 and 1995.

                 JARDINE FLEMING INDIA FUND, INC.

                       FINANCIAL HIGHLIGHTS

    Selected data for a share of common stock outstanding throughout each period is presented below.

                                        For the
                                      Six Months     For the Year
                                         ended           ended
                                     May 31, 1997  November 30, 1996
                                    -------------  -----------------
                                          US$             US$
                                             (unaudited)
Net asset value, beginning of
period............................        6.82             7.74
Offering costs charged to
additional paid-in capital........          --               --
                                        ------           ------
                                          6.82             7.74
                                        ======           ======
Income (Loss) from Investment
  Operations:
  Net investment loss.............       (0.10)           (0.14)
  Net realized and unrealized
   gain (loss) on investments
   and other assets and
   liabilities denominated
   in foreign currency............        2.42            (0.78)
                                        ------           ------
     Total from investment
       operations.................        2.32            (0.92)
                                        ======           ======

Distributions to Shareholders:
  From net realized gain
    on investments................          --               --
  In excess of net realized gain
    on investments................          --               --
                                        ------           ------
     Total distributions to
       Shareholders...............          --               --
                                        ======           ======
Net Asset Value, End of Period....        9.14             6.82
                                        ======           ======
Market Price, End of Period.......        8.75            6.375
                                        ======           ======
Total Investment Return based
  on :(a)(b)
  Net asset value.................       34.02%          (11.89)%
  Market price....................       37.25%          (29.17)%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period (000 omitted)..........   $ 103,307         $ 77,123
  Ratio of expenses to average
    net assets....................        2.67%+           3.28%
  Ratio of expenses to average
    net assets, excluding
    interest expense..............        2.28+            2.83
  Ratio of net investment loss
    to average net assets.........       (2.39)+          (1.55)
  Portfolio turnover rate.........          18%              81%
  Average commission rate
    paid per share of common
    stock investments purchased/
    sold(c).......................    $  0.0291         $ 0.0297



                                                       For the Period
                                     For the Year      March 3, 1994*
                                         ended             through
                                   November 30, 1995  November 30, 1994
                                   -----------------  -----------------
                                          US$                US$
                                                (unaudited)
Net asset value, beginning of
period............................        15.41               13.95**
Offering costs charged to
additional paid-in capital........           --               (0.10)
                                         ------              ------
                                          15.41               13.85
                                         ======              ======
Income (Loss) from Investment
  Operations:
  Net investment loss.............        (0.16)              (0.08)
  Net realized and unrealized
   gain (loss) on investments
   and other assets and
   liabilities denominated
   in foreign currency............        (7.32)               1.64
                                         ------              ------
     Total from investment
       operations.................        (7.48)               1.56
                                         ======              ======

Distributions to Shareholders:
  From net realized gain
    on investments................        (0.12)                --
  In excess of net realized gain
    on investments................        (0.07)                --
                                         ------              ------
     Total distributions to
       Shareholders...............        (0.19)                --
                                         ======              ======
Net Asset Value, End of Period....         7.74               15.41
                                         ======              ======
Market Price, End of Period.......         9.00               13.75
                                         ======              ======
Total Investment Return based
  on :(a)(b)
  Net asset value.................       (48.96)%             11.26%
  Market price....................       (33.48)%             (1.43)%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period (000 omitted)..........     $ 87,479           $174,285
  Ratio of expenses to average
    net assets....................         2.90%              2.29%+
  Ratio of expenses to average
    net assets, excluding
    interest expense..............         2.35                 --
  Ratio of net investment loss
    to average net assets.........        (1.38)              (0.75)+
  Portfolio turnover rate.........           49%                 32%
  Average commission rate
    paid per share of common
    stock investments purchased/
    sold(c).......................      $     --           $     --


----------

*    Commencement of operations.


** Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.


+    Annualized.


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distribution, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) Total investment return for a period of less than one year is not annualized.

(c) Disclosure effective for fiscal years beginning on or after September 1, 1995.


         See accompanying notes to financial statements.

                REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Jardine Fleming India Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming India Fund, Inc. (the "Fund") at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 3, 1994 (commencement of operations) through November 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                   PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
January 10, 1997

                   PART C -- OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Audited

    (i) Portfolio of Investments, November 30, 1996;

    (ii) Statement of Assets and Liabilities, November 30, 1996;

    (iii) Statement of Operations for the fiscal year ended
  November 30, 1996;

    (iv) Statement of Changes in Net Assets for the fiscal years ended November 30, 1995 and November 30, 1996;

    (v) Financial Highlights for the fiscal years ended November
  30, 1995 and November 30, 1996, for the period ended May 31, 1997 and for the period March 3, 1994 through November 30, 1994;

    (vi) Notes to Financial Statements at November 30, 1996;

    (vii) Report of Independent Accountants, dated January 10, 1997.

(b) Unaudited

    (i) Statement of Assets and Liabilities, May 31, 1997;

    (ii) Statement of Operations for the six months ended May 31, 1997;

    (iii) Statement of Changes in Net Assets for the six months ended May 31, 1997;

    (iv) Portfolio of Investments, May 31, 1997;

    (v) Notes to Financial Statements at May 31, 1997.

    (2) Exhibits

       (a) -- Articles of Incorporation (incorporated by reference to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (a), filed on January 12, 1994)

       (b) -- By-Laws (incorporated by reference to the Fund's
              Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (b), filed on January 12, 1994)

       (c) -- Not Applicable

       (d)(1) -- Specimen certificate of Common Stock par value $0.001 per share (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (d), filed on March 2, 1994)

          (2) -- Form of Subscription Certificate*

          (3) -- Form of Notice of Guaranteed Delivery*

          (4) -- Form of DTC Participant Oversubscription
                 Exercise Form*

          (5) -- Form of Nominee Holder Oversubscription Exercise
                 Form*

          (6) -- Form of Beneficial Owner Certification*


       (e) -- Form of Dividend Reinvestment Plan (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (c),
              filed on March 2, 1994)

       (f) -- Not applicable

       (g) -- Form of Investment Advisory and Management Agreement
              between the Fund and Jardine Fleming International
              Management Inc. ("JFIM") (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (g), filed on March 2,
              1994)


                               (i)

       (h) -- Form of Dealer Manager Agreement among the Fund, JFIM and PaineWebber Incorporated*

       (i) -- Not applicable

       (j)(1) -- Form of Custodial Services Agreement between the Fund and Citibank, N.A., Bombay Branch (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (j)(A), filed on
                 March 2, 1994)

          (2) -- Form of Custodial Services Agreement between the Fund and Citibank, N.A., Hong Kong Branch (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (j)(B), filed on
                 March 2, 1994)

          (3) -- Form of Custodial Services Agreement between the Fund and Barclays Bank plc (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (j)(C), filed on March 2,
                 1994)

       (k)(1) -- Form of Registrar, Transfer Agency and Service
                 Agreement between the Fund and State Street Bank and Trust Company (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (k)(A), filed on March 2, 1994)

          (2) -- Administrative Services Agreement between the Fund and Mitchell Hutchins Asset Management Inc. (incorporated by reference to Amendment No. 1 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (k)(B),
                 filed on February 9, 1994)

          (3) -- Form of Accounting Services Agreement between the Fund and PFPC Inc. (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (k)(C), filed on March 2, 1994)

          (4) -- Form of Mauritian Administration Agreement between the
                 Fund and Multiconsult, Ltd. (incorporated by reference to Amendment No. 2 to the Fund's Registration Statement on Form N-2 (33-74004; 811-8284), Exhibit (d)(D), filed on March 2,
                 1994)

          (5) -- Revolving Credit Agreement between the Fund and Jardine Fleming Bank Limited*

       (l) -- Opinion and consent of Maryland counsel*

       (m) -- Not applicable

       (n)(1) -- Consent of Price Waterhouse LLP, independent accountants*

          (2) -- Consent of Cleary, Gottlieb, Steen & Hamilton*

          (3) -- Consent of Crawford Bayley & Co*

          (4) -- Consent of Mauritius Counsel*

          (5) -- Consent of BVI Counsel*

       (o) -- Not applicable

       (p) -- Not applicable

       (q) -- Not applicable

       (r) -- Financial Data Schedule*

 ---------------

* to be filed by amendment

Item 25.  Marketing Arrangements

    See Section of the Dealer Manager Agreement to be filed as Exhibit (h) hereto.


                              (ii)

Item 26.  Other Expenses of Issuance and Distribution

    The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement.

    Registration fees...............................  $ *
    New York Stock Exchange listing fee.............    *
    Printing (other than stock certificates)........    *
    Engraving and printing stock certificates.......    *
    Fees and expenses of qualification under state
    securities                                          *
      laws (including fees of counsel)..............
    Accounting fees and expenses....................    *
    Dealer Manager expense reimbursement............    *
    Information Agent's fees and expenses...........    *
    Subscription Agent's fees and expenses..........    *
    Legal fees and expenses.........................    *
    Travel and related out-of-pocket expenses.......    *
    Miscellaneous...................................    *
                                                      ---
    Total...........................................    *
                                                      ===

----------

*to be completed by amendment.

Item 27.  Persons Controlled by or Under Common Control with Registrant

    Not applicable.

Item 28.  Number of Holders of Securities

    As of May 31, 1997:

           Title of Class         Number of Registered Holders
           --------------         ----------------------------
   Common Stock, $0.001 par
   value.........................              142

Item 29.  Indemnification

    Under Registrant's Articles of Incorporation and Bylaws, the directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including by advancing expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Fund is organized, empowers a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses (including attorney's fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceedings to which they are a party so long as they acted in good faith or without active and deliberate dishonesty, or they received no actual improper personal benefit in money, property or services, or, with respect to any criminal proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

    The form of Investment Advisory and Management Agreement filed as Exhibit (g) to the Registration Statement contains provisions requiring indemnification of the Registrant's investment adviser by the Registrant. The form of Dealer Manager Agreement filed as Exhibit (h) hereto contains provisions requiring indemnification of the Registrant's dealer manager by the Registrant.


                              (iii)

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser

    Registrant is fulfilling the requirement of this Item 30 to provide a list of the executive officers and director of JFIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of their respective executive officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed by JFIM with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 810-41622 (order dated June 3, 1992)).

Item 31.  Location of Accounts and Records

Jardine Fleming India Fund, Inc.
c/o Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019
U.S.A.
(Registrant's Articles of Incorporation and By-Laws)

Jardine Fleming International Management, Inc.
47/F, Jardine House
1 Connaught Place
Central
Hong Kong
(with respect to its services as the Adviser)

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019
U.S.A.
(with respect to its services as the Administrator)

Multiconsult, Ltd.
Les Jamalacs, Vieux Conseil Street
Port Louis
Mauritius
(with respect to its services as Mauritius Administrator for the Fund)

Citibank, N.A., Hong Kong Branch
Citibank Plaza
3 Garden Road
Hong Kong
(with respect to its services as Custodian for the Fund's assets outside of India)


                              (iv)

Citibank, N.A., Bombay Branch
Sakhar Bhaian
Nauman Point
Bombay 400 021
India
(with respect to its services as Custodian of the Fund's assets in India)

State Street Bank & Trust Co.
225 Franklin Street
Boston, Massachusetts 02110
U.S.A.
(with respect to its services as the Registrar, Transfer
Agent & Dividend Paying Agent)

Item 32.  Management Services

    Not applicable

Item 33.  Undertakings

    (1) Registrant undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

    (2) Registrant hereby undertakes that:

    (a) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by Registrant under 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

    (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) Registrant undertakes to send by first class mail or other means designed to ensure prompt delivery, within two business days of receipt of a written or oral request, the Statement of Additional Information filed as part of this Registration Statement.


                               (v)

                            SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hong Kong on the 7th day of October, 1997.

                         JARDINE FLEMING INDIA FUND, INC.


                         By  /s/ Julian M.I. Reid
                           -----------------------------
                            Julian M.I. Reid
                            President

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Julian M.I. Reid, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratify and conforming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title           Date
---------                          -----           ----

/s/ Julian M.I. Reid               Director and    October 7, 1997
--------------------------------   President
Julian M.I. Reid

/s/ Jean Jocelyn de Chasteauneuf   Director        October 7, 1997
--------------------------------
Jean Jocelyn de Chasteauneuf

                                   Director
--------------------------------
Ashok V. Desai

/s/ Timothy R.H. Kimber            Director        October 3, 1997
--------------------------------
Timothy R.H. Kimber

/s/ E.L. Rene Noel                 Director        October 7, 1997
--------------------------------
E.L. Rene Noel

/s/ Brian S. Shlissel              Treasurer and   October 6, 1997
--------------------------------   Secretary
Brian S. Shlissel

/s/ Stephanie Kleinman             Assistant       October 6, 1997
--------------------------------   Treasurer
Stephanie Kleinman


                               (vi)